Federated Mortgage Fund

(formerly, Federated Government Fund)

(A Portfolio of Federated Total Return Series, Inc.)
Institutional Shares


PROSPECTUS

The Institutional Shares of Federated Mortgage Fund (the "Fund") offered by this prospectus represent interests in a diversified investment portfolio of Federated Total Return Series, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).


The investment objective of the Fund is to provide total return. The Fund pursues this investment objective by investing primarily in a portfolio of U.S. government securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated November 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed on the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated November 30, 1998


TABLE OF CONTENTS

Summary of Fund Expenses   1

Financial Highlights - Institutional Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Portfolio Turnover   9

Hub and Spoke [Registered Trademark] Option   9

Net Asset Value   9

Investing in Institutional Shares   9

Share Purchases   9

Minimum Investment Required   9

What Shares Cost   10

Confirmations and Account Statements   10

Dividends and Distributions   10

Redeeming Institutional Shares   10

Telephone Redemption   10

Written Requests   10

Accounts with Low Balances   11

Fund Information   11

Management of the Fund   11

Distribution of Institutional Shares   12

Administration of the Fund   12

Shareholder Information   13

Voting Rights   13

Tax Information   13

Federal Income Tax   13

State and Local Taxes   13

Performance Information   13

Other Classes of Shares   14

Financial Highlights - Institutional Service Shares   15

Financial Statements  16

Report of Ernst & Young LLP,
Independent Auditors   Inside Back Cover

SUMMARY OF FUND EXPENSES

INSTITUTIONAL SHARES
SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, as applicable)                                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                             None
Exchange Fee                                                                                   None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                               0.00%
12b-1 Fee                                                                                      None
Total Other Expenses                                                                           0.26%
Shareholder Services Fee(2)                                                               0.00%
Total Operating Expenses(3)                                                                    0.26%


 (1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

 (2) Shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

 (3) The total operating expenses would have been 7.48% absent the voluntary waivers of the management fee and the shareholder services fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire- transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                              $ 3
3 Years                                                             $ 8
5 Years                                                             $15
10 Years                                                            $33


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS --INSTITUTIONAL SHARES
FEDERATED MORTGAGE FUND

 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Reference is made to the Report of Ernst & Young LLP, Independent Auditors on the inside back cover.

                                                        YEAR ENDED SEPTEMBER 30,
                                                            1998      1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.26     $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.95       0.25
Net realized and unrealized gain (loss) on investments      (0.15)      0.26
Total from investment operations                             0.80       0.51
LESS DISTRIBUTIONS
Distributions from net investment income                    (0.95)     (0.25)
NET ASSET VALUE, END OF PERIOD                            $10.11      $10.26
TOTAL RETURN(B)                                              8.25%      5.12 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                                     0.26%      0.00%*
Net investment income                                        9.42%      7.37%*
Expense waiver/reimbursement(c)                              7.22%     12.25%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                    $5,224     $5,145
Portfolio turnover                                            147%         9 %


 * Computed on an annualized basis.
 (a) Reflects operations for the period from May 31, 1997 (start of performance) to September 30, 1997. (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION
The Corporation was incorporated under the laws of the State of Maryland on October 11, 1993. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established two classes of shares for the Fund: Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund.

Institutional Shares ("Shares") of the Fund are sold primarily to accounts for which financial institutions act in a fiduciary or agency capacity as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of U.S. government securities. A minimum initial investment of $100,000 over a 90-day period is required.

Shares are sold and redeemed at net asset value without a sales charge imposed by the Fund.

YEAR 2000 STATEMENT
Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.


INVESTMENT INFORMATION
INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide total return. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

The "total return" sought by the Fund will consist of interest and dividends from underlying securities, or capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and successful use of futures and options. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio.

INVESTMENT POLICIES

The Fund pursues this investment objective by investing in mortgage-backed securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in mortgage-backed securities. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.


ACCEPTABLE INVESTMENTS

The securities in which the Fund invests include:


* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;


* notes, bonds, discount notes, and mortgage-backed securities issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, discount notes, and mortgage-backed securities of U.S. government agencies or instrumentalities which receive or have access to federal funding;


* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

* asset-backed securities and commercial mortgage securities rated BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or Fitch IBCA, Inc. ("Fitch"), or which are of comparable quality in the judgment of the adviser.

* mortgage-backed securities issued by private entities (including commercial and residential mortgage-backed securities, and home equity loan securities).


The prices of fixed income securities fluctuate inversely to the direction of interest rates.

GOVERNMENT SECURITIES
Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. The instrumentalities are supported by:

* the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

* discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

* the credit of the agency or instrumentality.

MORTGAGE-BACKED SECURITIES
The Fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if the investment adviser determines they are consistent with the Fund's investment objective and policies.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Fund invests generally are issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.


COLLATERALIZED MORTGAGE OBLIGATIONS
CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae, or Freddie Mac certificates, but may be collateralized by whole loans or private pass- through securities. CMOs may have fixed or floating rates of interest.

The Fund will invest only in CMOs that are rated A or better by a nationally recognized statistical rating organization. The Fund may also invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; (iii) collateralized by pools of mortgages in which payment of principal and interest is dependent upon the underlying pool of mortgages with no U.S. government guarantee; or (iv) other securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

STRIPPED MORTGAGE-BACKED SECURITIES
The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are derivative multiclass securities which may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, such as savings associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing organizations. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of the other types of mortgage-related securities in which the Fund invests. Principal-only stripped mortgage-backed securities are used primarily to hedge against interest rate risk to the capital assets of the Fund in a changing interest rate environment. Interest-only stripped mortgage-backed securities yield to maturity is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities. It is possible that the Fund might not recover its original investment on interest-only stripped mortgage-backed securities if there are substantial prepayments on the underlying mortgages. Interest- only stripped mortgage-backed securities generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities.

ASSET-BACKED SECURITIES

Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, and manufactured housing (mobile home) leases. These securities may be in the form of pass-through instruments or asset- backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.


INVESTMENT RISKS OF MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES
Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset- backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset- backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit-enhanced by a guaranty, letter of credit, or insurance. The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit-enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership, or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.


DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.


INTEREST RATE SWAPS
As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments, its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

FINANCIAL FUTURES AND OPTIONS ON FUTURES
The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS
When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

DERIVATIVE CONTRACTS AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option, and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity, or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." Some securities, such as stock rights, warrants, and convertible securities, although not typically referred to as derivatives, contain options that may affect their value and performance. Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies, and limitations.

LEVERAGE AND BORROWING
The Fund is authorized to borrow money from banks or otherwise in an amount up to 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank or other borrowing. This limitation may not be changed without the approval of shareholders. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share repurchases. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund also may borrow in order to effect share purchases and tender offers.


Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The Fund may also borrow for emergency purposes, for the payment of dividends for share repurchases, or for the clearance of transactions.


The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are: segregated on the Trust's records at the trade date; marked to market daily; and maintained until the transaction is settled.


The Fund may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered dollar roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. To the extent that dollar rolls are not covered rolls, they will be included in the 33-1/3% borrowing limit.


The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian. Because few or none of its assets will consist of margin securities, the Fund does not expect to borrow on margin.

REPURCHASE AGREEMENTS
Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

RESTRICTED AND ILLIQUID SECURITIES
The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, interest rate swaps, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase U.S. government obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER
The Fund does not attempt to set or meet any specific portfolio turnover rate, since turnover is incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. High turnover rates may result in higher brokerage commissions and capital gains. See "Tax Information" in this prospectus.

HUB AND SPOKE [Registered Trademark] OPTION
If the Directors determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (which is an affiliate of Federated Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Directors. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

NET ASSET VALUE
The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of Shares outstanding. The net asset value for Shares may exceed that of Institutional Service Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES
SHARE PURCHASES
Shares are sold at their net asset value, without a sales charge, next determined after an order is received on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or mail.

To purchase shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Mortgage Fund-Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted.


Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Mortgage Fund-Institutional Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED
The minimum initial investment in the Fund is $100,000 plus any non-affiliated bank or broker's fee. However, an account may be opened with a smaller amount as long as the $100,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST
Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS AND DISTRIBUTIONS
Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares on payment dates at net asset value, unless cash payments are requested by shareholders on the application or by writing to Federated Securities Corp.

Dividends are declared just prior to determining net asset value. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds.

Shares earn dividends through the business day that proper redemption instructions are received by State Street Bank.

REDEEMING INSTITUTIONAL SHARES
The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION
Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS
Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.


Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $100,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $100,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

FUND INFORMATION
MANAGEMENT OF THE FUND
BOARD OF DIRECTORS
The Fund is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Board of Directors handles the Directors' responsibilities between meetings of the Directors.

INVESTMENT ADVISER
Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Directors. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the adviser, the adviser may voluntarily waive some or all of its fee. The adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.


ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr.Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.


Both the Corporation and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors and could result in severe penalties.

Kathleen M. Foody-Malus has been the Fund's portfolio manager since inception. Ms. Foody-Malus joined Federated Investors, Inc. or its predecessor in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Edward J. Tiedge has been the Fund's portfolio manager since inception. Mr. Tiedge joined Federated Investors, Inc. or its predecessor in 1993 and has been a Vice President of the Fund's investment adviser since January 1996. He served as an Assistant Vice President of the Fund's investment adviser in 1995, and an Investment Analyst during 1993 and 1994. Mr. Tiedge served as Director of Investments at Duquesne Light Company from 1990 to 1993. Mr. Tiedge is a Chartered Financial Analyst and received his M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Donald T. Ellenberger has been the Fund's portfolio manager since inception. Mr. Ellenberger joined Federated Investors, Inc. or its predecessor in 1996 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's investment adviser since March 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.


DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.


SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services. Currently, Institutional Shares are accruing no shareholder services fees. Shareholders will be notified if this changes.


SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS
In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND
ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc. provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. as specified below:
MAXIMUM                 AVERAGE AGGREGATE
 FEE                     DAILY NET ASSETS
  0.150%           on the first $250 million
  0.125%            on the next $250 million
  0.100%           on the next $250 million
  0.075%       on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION
VOTING RIGHTS

Each Share of the Fund is entitled to one vote at all meetings of shareholders. All shares of all portfolios in the Corporation have equal voting rights except that in matters affecting only a particular portfolio or class of shares, only shares of that portfolio or class of shares are entitled to vote. As of November 6, 1998, NFSC FEBO #141-294748, FMT Co. CUST. IRA Rollover FBO Paul E. Holland and Floyd L. Braud/Vickie M. Braud, who were the record owners of 501 (32.74%) and 997 (65.16%) respectively, of the Institutional Service Shares of the Fund, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by a majority vote of the shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the request of shareholders owning at least 10% of the Corporation's outstanding shares of all series entitled to vote.

TAX INFORMATION
FEDERAL INCOME TAX
The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION
From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or other similar nonrecurring charges.

Total return and yield will be calculated separately for Institutional Shares and Institutional Service Shares.

From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Shares performance to certain indices.

OTHER CLASSES OF SHARES
The Fund also offers another class of shares called Institutional Service Shares which are sold at net asset value to accounts for financial institutions and are subject to a minimum initial investment of $25,000 over a 90-day period.

Institutional Service Shares are distributed under a 12b-1 Plan adopted by the Fund and are also subject to shareholder services fees.

Institutional Service Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Service Shares and Institutional Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Service Shares, investors may call 1-800-341-7400.

FINANCIAL HIGHLIGHTS --INSTITUTIONAL SERVICE SHARES
FEDERATED MORTGAGE FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Reference is made to the Report of Ernst & Young LLP, Independent Auditors on the inside back cover.

                            YEAR ENDED SEPTEMBER 30,
                                  1998 1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.26      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         0.92        0.24
Net realized and unrealized gain (loss) on investments       (0.15)       0.26
Total from investment operations                              0.77        0.50
LESS DISTRIBUTIONS
Distributions from net investment income                     (0.92)      (0.24 )
NET ASSET VALUE, END OF PERIOD                              $10.11      $10.26
TOTAL RETURN(B)                                               7.93%       5.07 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                                      0.48%       0.00%*
Net investment income                                         6.62%       7.76%*
Expense waiver/reimbursement(c)                               8.52%      14.14%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $15          $5
Portfolio turnover                                             147%          9 %


 * Computed on an annualized basis.
 (a) Reflects operations for the period from May 31, 1997 (start of performance) to September 30, 1997. (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
FEDERATED MORTGAGE FUND

SEPTEMBER 30, 1998

PRINCIPAL
 AMOUNT                                                                              VALUE
MORTGAGE BACKED SECURITIES--95.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION--25.4%
 $  250,000 Series 2031-BO, 2/20/2028, (Principal Only)                          $   216,095
    325,000 Series 2081-ED, 7.500%, 8/15/2028, (Interest Only)                        59,007
  1,024,581 7.500%, 6/1/2027                                                       1,055,953
            Total                                                                  1,331,055
FEDERAL NATIONAL MORTGAGE ASSOCIATION--37.1%
    900,000 Series 98-46-SC, 2.844%, 5/18/2028, REMIC (Interest Only)                100,125
    190,000 (a)6.000%, 10/1/2028                                                     189,704
    247,501 6.000%, 3/1/2028                                                         247,036
    600,395 6.500%, 2/1/2028 - 6/1/2028                                              610,716
    765,505 8.000%, 12/1/2026                                                        794,686
            Total                                                                  1,942,267
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--32.6%
    200,000 Series 97-17-PO, 12/20/2027 (Principal Only)                             175,626
    100,000 (a)6.000%, 10/1/2028                                                     100,250
    398,854 6.500%, 6/15/2028                                                        407,206
    927,788 7.000%, 10/15/2023                                                       955,909
    326,237 8.000%, 5/16/2027 (Interest Only)                                         69,733
            Total                                                                  1,708,724
            TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $4,926,043)          4,982,046
U.S. TREASURY OBLIGATIONS--5.6%
    200,000 9.000%, 11/15/2018 (IDENTIFIED COST $280,843)                            294,914


FEDERATED MORTGAGE FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
(B)REPURCHASE AGREEMENTS--3.7%
$    95,000 Credit Suisse First Boston, Inc., 5.500%, dated 9/30/1998, due 10/
            1/1998                                                              $     95,000
    100,000 (c)Warburg Dillon Reed LLC, 5.510%, dated 9/11/1998, due 10/21/1998      100,000
            TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                          195,000
            TOTAL INVESTMENTS (IDENTIFIED COST $5,401,886)(D)                     $5,471,960

 (a) Indicates securities subject to dollar roll transactions. (b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreements are through participation in joint accounts with other Fedrerated funds.
 (c) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.
 (d) The cost of investments for federal tax purposes amounts to $5,401,886. The net unrealized appreciation of investments on a federal tax basis amounts to $70,074, which is comprised of $157,925 appreciation and $87,851 depreciation at September 30, 1998. Note: The categories of investments are shown as a percentage of net assets ($5,239,249) at September 30, 1998. The following acronyms are used throughout this portfolio:

LLC--Limited Liability Corporation

(See Notes which are an integral part of the Financial Statements)


STATEMENT OF ASSETS AND LIABILITIES
FEDERATED MORTGAGE FUND

SEPTEMBER 30, 1998

ASSETS:
Total investments in securities, at value (identified and tax cost
$5,401,886)                                                                  $5,471,960
Cash                                                                             47,940
Income receivable                                                                32,373
Receivable for shares sold                                                        5,000
Total assets                                                                  5,557,273
LIABILITIES:
Payable for investments purchased                                   $189,284
Income distribution payable                                           21,167
Payable for dollar roll transactions                                  99,425
Accrued Expenses                                                       8,148
Total liabilities                                                               318,024
NET ASSETS for 518,447 shares outstanding                                    $5,239,249
NET ASSETS CONSIST OF:
Paid in capital                                                              $5,188,651
Net unrealized appreciation of investments                                       70,074
Accumulated net realized loss on investments                                    (13,712)
Distributions in excess of net investment income                                 (5,764)
Total net assets                                                             $5,239,249
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$5,223,825 / 516,921 shares outstanding                                          $10.11
INSTITUTIONAL SERVICE SHARES:
$15,424 / 1,526 shares outstanding                                               $10.11


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED MORTGAGE FUND

YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
Interest (net of dollar roll expense of $11,537)                                  $501,738
EXPENSES:
Investment advisory fee                                                $  20,745
Administrative personnel and services fee                                155,001
Custodian fees                                                             2,861
Transfer and dividend disbursing agent fees and expenses                  39,849
Directors'/Trustees' fees                                                  2,650
Auditing fees                                                              7,025
Legal fees                                                                 2,366
Portfolio accounting fees                                                 57,175
Distribution services fee--Institutional Service Shares                        7
Shareholder services fee--Institutional Shares                            12,958
Shareholder services fee--Institutional Service Shares                         7
Share registration costs                                                  57,179
Printing and postage                                                      24,177
Insurance premiums                                                         2,730
Taxes                                                                      2,174
Miscellaneous                                                                916
Total expenses                                                           387,820
Waivers and reimbursements--
Waiver of investment advisory fee                           $ (20,745)
Waiver of distribution services fee--Institutional Service
Shares                                                             (6)
Waiver of shareholder services fee--Institutional Shares      (12,958)
Reimbursement of other operating expenses                    (340,834)
Total waivers and reimbursements                                        (374,543)
Net expenses                                                                        13,277
Net investment income                                                              488,461
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                    (3,683)
Net change in unrealized depreciation of investments                               (75,797)
Net realized and unrealized loss on investments                                    (79,480)
Change in net assets resulting from operations                                    $408,981


(See Notes which are an integral part of the Financial Statements) STATEMENT OF CHANGES IN NET ASSETS
FEDERATED MORTGAGE FUND

                                                                      YEAR ENDED    PERIOD ENDED
                                                                     SEPTEMBER 30, SEPTEMBER 30,
                                                                         1998          1997(A)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                $   488,461  $   123,389
Net realized loss on investments ($13,712) and $0, respectively, as
computed for federal tax purposes)                                        (3,683)     (15,576)
Net change in unrealized appreciation (depreciation)                     (75,797)     147,609
Change in net assets resulting from operations                           408,981      255,422
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                    (488,300)    (123,380)
Institutional Service Shares                                                (161)          (9)
Change in net assets resulting from distributions to shareholders       (488,461)    (123,389)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                           5,156,650   10,633,387
Net asset value of shares issued to shareholders in payment of
distributions declared                                                    46,227          278
Cost of shares redeemed                                               (5,034,414)  (5,615,432)
Change in net assets resulting from share transactions                   168,463    5,018,233
Change in net assets                                                      88,983    5,150,266
NET ASSETS:
Beginning of period                                                    5,150,266            0
End of period (including accumulated distributions in excess of net
investment income of ($5,764) and $0, respectively)                  $ 5,239,249  $ 5,150,266


 (a) For the period from May 31, 1997 (start of performance) to September 30, 1997. (See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS
FEDERATED MORTGAGE FUND

SEPTEMBER 30, 1998


ORGANIZATION
Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.

The Board of Directors approved changing the Fund name from Federated Government Fund to the Federated Mortgage Fund. This change was effective as of June 30, 1998.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Net investment income, net realized gain/ losses, and net assets were not affected by this reclassification.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At September 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $13,712, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006 ($13,712).


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS
The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA and FNMA in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At September 30, 1998, par value shares ($0.001 per share) authorized were as follows:
                              NUMBER OF
                              PAR VALUE
                               CAPITAL
                                STOCK
SHARE CLASS NAME              AUTHORIZED
Institutional Shares          1,000,000
Institutional Service Shares  1,000,000
Total shares authorized       2,000,000

Transactions in capital stock were as follows:

                                                                         YEAR ENDED            PERIOD ENDED
                                                                     SEPTEMBER 30, 1998     SEPTEMBER 30, 1997(A)
INSTITUTIONAL SHARES                                                SHARES      AMOUNT      SHARES        AMOUNT
Shares sold                                                         508,001  $ 5,141,650  1,060,203   $10,628,087
Shares issued to shareholders in payment of distributions declared    4,581       46,199         27           272
Shares redeemed                                                    (496,925)  (5,029,318)  (558,966)   (5,615,428)
 Net change resulting from Institutional Share transactions          15,657  $   158,531    501,264   $ 5,012,931

                                                                         YEAR ENDED            PERIOD ENDED
                                                                     SEPTEMBER 30, 1998     SEPTEMBER 30, 1997(A)
INSTITUTIONAL SERVICE SHARES                                        SHARES      AMOUNT      SHARES        AMOUNT
Shares sold                                                           1,494  $    15,000        523   $     5,300
Shares issued to shareholders in payment of distributions declared        3           28         --             6
Shares redeemed                                                        (494)      (5,096)        --            (4)
Net change resulting from Institutional Service Share transactions    1,003  $     9,932        523   $     5,302
Net change resulting from share transactions                         16,660  $   168,463    501,787   $ 5,018,233

(a) For the period from May 31, 1997 (start of performance) to September 30,
1997.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY FEE Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive a portion of this fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL
Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS


Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1998, were as follows:
PURCHASES   $8,528,894
SALES       $7,333,371

YEAR 2000 (UNAUDITED)
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors of Federated Total Return Series, Inc.
and Shareholders of Federated Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Federated Mortgage Fund (one of the portfolios constituting the Federated Total Return Series, Inc.), as of September 30, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mortgage Fund of the Federated Total Return Series, Inc. at September 30, 1998, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
November 13, 1998

Federated Mortgage Fund
(formerly, Federated Government Fund)
(A Portfolio of Federated
Total Return Series, Inc.)
Institutional Shares

PROSPECTUS
NOVEMBER 30, 1998


A Diversified Portfolio of Federated
Total Return Series, Inc., an Open-End, Management Investment Company

FEDERATED MORTGAGE FUND
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Claredon Street
Boston, MA 02116


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com


Cusip 31428Q887
G01922-01-IS (11/98)

[Graphic]





Federated Mortgage Fund

(formerly, Federated Government Fund)
(A Portfolio of Federated Total Return Series, Inc.)
Institutional Service Shares



PROSPECTUS

The Institutional Service Shares of Federated Mortgage Fund (the "Fund") offered by this prospectus represent interests in a diversified investment portfolio of Federated Total Return Series, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).


The investment objective of the Fund is to provide total return. The Fund pursues this investment objective by investing primarily in a portfolio of U.S. government securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Service Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated November 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed on the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated November 30, 1998


TABLE OF CONTENTS

Summary of Fund Expenses   1

Financial Highlights - Institutional Service Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Portfolio Turnover   9

Hub and Spoke [registered trademark] Option   9

Net Asset Value   9

Investing in Institutional Service Shares   9

Share Purchases   9

Minimum Investment Required   9

What Shares Cost   10

Confirmations and Account Statements   10

Dividends and Distributions   10

Redeeming Institutional Service Shares   10

Telephone Redemption   10

Written Requests   10

Accounts with Low Balances   11

Fund Information   11

Management of the Fund   11

Distribution of Institutional Service Shares   12

Administration of the Fund   13

Administrative Services   13

Shareholder Information   13

Voting Rights   13

Tax Information   13

Federal Income Tax   13

State and Local Taxes   13

Performance Information   13

Other Classes of Shares   14

Financial Highlights - Institutional Shares   15

Financial Statements   16

Report of Ernst & Young LLP,
Independent Auditors   Inside Back Cover

SUMMARY OF FUND EXPENSES

INSTITUTIONAL SERVICE SHARES
SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, as applicable)                                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                             None
Exchange Fee                                                                                   None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                               0.00%
12b-1 Fee (after waiver)(2)                                                                    0.03%
Total Other Expenses                                                                           0.45%
Shareholder Services Fee                                                                 0.25%
Total Operating Expenses(3)                                                                    0.48%

 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.
 (2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time as its sole discretion. The maximum 12b-1 fee is 0.25%.
 (3) The total operating expenses would have been 9.00% absent the voluntary waivers of the management fee and a portion of the 12b-1 fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire- transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                              $ 5
3 Years                                                             $15
5 Years                                                             $27
10 Years                                                            $60


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SERVICE SHARES
FEDERATED MORTGAGE FUND
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on the inside back cover.

                            YEAR ENDED SEPTEMBER 30,
                                  1998 1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.26      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         0.92        0.24
Net realized and unrealized gain (loss) on investments       (0.15)       0.26
Total from investment operations                              0.77        0.50
LESS DISTRIBUTIONS
Distributions from net investment income                     (0.92)      (0.24)
NET ASSET VALUE, END OF PERIOD                              $10.11      $10.26
TOTAL RETURN(B)                                               7.93%       5.07%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                      0.48%       0.00%*
Net investment income                                         6.62%       7.76%*
Expense waiver/reimbursement(c)                               8.52%      14.14%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $15          $5
Portfolio turnover                                             147%          9%

 * Computed on an annualized basis.
 (a) Reflects operations for the period from May 31, 1997 (start of performance) to September 30, 1997. (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION
The Corporation was incorporated under the laws of the State of Maryland on October 11, 1993. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established two classes of shares for the Fund: Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund.

Institutional Service Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio investing primarily in U.S. government securities. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are sold and redeemed at net asset value without a sales charge imposed by the Fund.

YEAR 2000 STATEMENT
Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.


INVESTMENT INFORMATION
INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide total return. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

The "total return" sought by the Fund will consist of interest and dividends from underlying securities, or capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and successful use of futures and options. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio.

INVESTMENT POLICIES

The Fund pursues this investment objective by investing in mortgage-backed securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in mortgage-backed securities. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.


ACCEPTABLE INVESTMENTS

The securities in which the Fund invests include:


* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;


* notes, bonds, discount notes, and mortgage-backed securities issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, discount notes, and mortgage-backed securities of U.S. government agencies or instrumentalities which receive or have access to federal funding;


* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and


* asset-backed securities and commercial mortgage securities rated BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or Fitch IBCA, Inc. ("Fitch"), or which are of comparable quality in the judgment of the adviser.

* mortgage-backed securities issued by private entities (including commercial and residential mortgage-backed securities, and home equity loan securities).


The prices of fixed income securities fluctuate inversely to the direction of interest rates.

GOVERNMENT SECURITIES
Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. The instrumentalities are supported by:

* the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

* discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

* the credit of the agency or instrumentality.

MORTGAGE-BACKED SECURITIES

The Fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if the investment adviser determines they are consistent with the Fund's investment objective and policies.


The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Fund invests generally are issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.


COLLATERALIZED MORTGAGE OBLIGATIONS
CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae, or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities. CMOs may have fixed or floating rates of interest.

The Fund will invest only in CMOs that are rated A or better by a nationally recognized statistical rating organization. The Fund may also invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; (iii) collateralized by pools of mortgages in which payment of principal and interest is dependent upon the underlying pool of mortgages with no U.S. government guarantee; or (iv) other securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S.
government.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets ofthe entity must be in assets directly or indirectly secured principally by real property.

STRIPPED MORTGAGE-BACKED SECURITIES
The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are derivative multiclass securities which may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, such as savings associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing organizations. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of the other types of mortgage-related securities in which the Fund invests. Principal-only stripped mortgage-backed securities are used primarily to hedge against interest rate risk to the capital assets of the Fund in a changing interest rate environment. Interest-only stripped mortgage-backed securities yield to maturity is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities. It is possible that the Fund might not recover its original investment on interest-only stripped mortgage-backed securities if there are substantial prepayments on the underlying mortgages. Interest-only stripped mortgage-backed securities generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities.

ASSET-BACKED SECURITIES

Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases. These securities may be in the form of pass-through instruments or asset- backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.


INVESTMENT RISKS OF MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES
Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset- backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit-enhanced by a guaranty, letter of credit, or insurance. The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit-enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.


DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.


INTEREST RATE SWAPS
As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments, its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

FINANCIAL FUTURES AND OPTIONS ON FUTURES
The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS
When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

DERIVATIVE CONTRACTS AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity, or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." Some securities, such as stock rights, warrants and convertible securities, although not typically referred to as derivatives, contain options that may affect their value and performance. Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.


LEVERAGE AND BORROWING
The Fund is authorized to borrow money from banks or otherwise in an amount up to 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank or other borrowing. This limitation may not be changed without the approval of shareholders. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share repurchases. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund also may borrow in order to effect share purchases and tender offers.


Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The Fund may also borrow for emergency purposes, for the payment of dividends for share repurchases, or for the clearance of transactions.


The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are: segregated on the Trust's records at the trade date; marked to market daily; and maintained until the transaction is settled.


The Fund may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered dollar roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. To the extent that dollar rolls are not covered rolls, they will be included in the 33-1/3% borrowing limit.


The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian. Because few or none of its assets will consist of margin securities, the Fund does not expect to borrow on margin.

REPURCHASE AGREEMENTS
Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

RESTRICTED AND ILLIQUID SECURITIES
The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, interest rate swaps, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase U.S. government obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER
The Fund does not attempt to set or meet any specific portfolio turnover rate, since turnover is incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. High turnover rates may result in higher brokerage commissions and capital gains. See "Tax Information" in this prospectus.

HUB AND SPOKE [REGISTERED TRADEMARK] OPTION
If the Directors determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (which is an affiliate of Federated Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Directors. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

NET ASSET VALUE
The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SERVICE SHARES
SHARE PURCHASES
Shares are sold at their net asset value, without a sales charge, next determined after an order is received on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Mortgage Fund-Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted.


Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Mortgage Fund-Institutional Service Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in the Fund is $25,000 plus any non-affiliated bank or broker's fee. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST
Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS AND DISTRIBUTIONS
Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares on payment dates at net asset value, unless cash payments are requested by shareholders on the application or by writing to Federated Securities Corp.

Dividends are declared just prior to determining net asset value. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds.

Shares earn dividends through the business day that proper redemption instructions are received by State Street Bank.

REDEEMING INSTITUTIONAL SERVICE SHARES
The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION
Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS
Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.


Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

FUND INFORMATION
MANAGEMENT OF THE FUND
BOARD OF DIRECTORS
The Fund is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Board of Directors handles the Directors' responsibilities between meetings of the Directors.

INVESTMENT ADVISER
Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Directors. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the adviser, the adviser may voluntarily waive some or all of its fee. The adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.


ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of whichare John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.


Both the Corporation and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors and could result in severe penalties.

Kathleen M. Foody-Malus has been the Fund's portfolio manager since inception. Ms. Foody-Malus joined Federated Investors, Inc. or its predecessor in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Edward J. Tiedge has been the Fund's portfolio manager since inception. Mr. Tiedge joined Federated Investors, Inc. or its predecessor in 1993 and has been a Vice President of the Fund's investment adviser since January 1996. He served as an Assistant Vice President ofthe Fund's investment adviser in 1995, and an Investment Analyst during 1993 and 1994. Mr. Tiedge served as Director of Investments at Duquesne Light Company from 1990 to 1993. Mr. Tiedge is a Chartered Financial Analyst and received his M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Donald T. Ellenberger has been the Fund's portfolio manager since inception. Mr. Ellenberger joined Federated Investors, Inc. or its predecessor in 1996 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's investment adviser since March, 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.


DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES
Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of 0.25% of the average daily net asset value of Institutional Service Shares of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/ dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.


In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of Shares to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.


SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS
In addition to payments made pursuant to the Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND
ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc. provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. as specified below:

MAXIMUM                AVERAGE AGGREGATE
 FEE                    DAILY NET ASSETS
  0.150%            on the first $250 million
  0.125%             on the next $250 million
  0.100%             on the next $250 million
  0.075%       on assets in excess of $750  million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION
VOTING RIGHTS

Each Share of the Fund is entitled to one vote at all meetings of shareholders. All shares of all portfolios in the Corporation have equal voting rights except that in matters affecting only a particular portfolio or class of shares, only shares of that portfolio or class of shares are entitled to vote. As of November 6, 1998, NFSC FEBO #141-294748, FMT Co. CUST. IRA Rollover FBO Paul E. Holland and Floyd L. Braud/Vickie M. Braud, who were the record owners of 501 (32.74%) and 997 (65.16%), respectively, of the Institutional Service Shares of the Fund, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by a majority vote of the shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the request of shareholders owning at least 10% of the Corporation's outstanding shares of all series entitled to vote.

TAX INFORMATION
FEDERAL INCOME TAX
The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION
From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Service Shares and Institutional Shares.

From time to time, advertisements for the Fund's Institutional Service Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Service Shares performance to certain indices.

OTHER CLASSES OF SHARES
The Fund also offers another class of shares called Institutional Shares which are sold at net asset value to accounts for financial institutions and are subject to a minimum initial investment of $100,000 over a 90-day period.

Institutional Shares are distributed with no 12b-1 Plan and may be subject to shareholder services fees.

Institutional Shares and Institutional Service Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Institutional Service Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES
FEDERATED MORTGAGE FUND
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on the inside back cover.

                            YEAR ENDED SEPTEMBER 30,
                                  1998 1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.26     $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.95       0.25
Net realized and unrealized gain (loss) on investments      (0.15)      0.26
Total from investment operations                             0.80       0.51
LESS DISTRIBUTIONS
Distributions from net investment income                    (0.95)     (0.25)
NET ASSET VALUE, END OF PERIOD                             $10.11     $10.26
TOTAL RETURN(B)                                              8.25%      5.12%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                     0.26%      0.00%*
Net investment income                                        9.42%      7.37%*
Expense waiver/reimbursement(c)                              7.22%     12.25%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                     $5,224     $5,145
Portfolio turnover                                            147%         9%

 * Computed on an annualized basis.
 (a) Reflects operations for the period from May 31, 1997 (start of performance) to September 30, 1997. (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
FEDERATED MORTGAGE FUND

SEPTEMBER 30, 1998

PRINCIPAL
 AMOUNT                                                                             VALUE
MORTGAGE BACKED SECURITIES--95.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION--25.4%
 $  250,000 Series 2031-BO, 2/20/2028, (Principal Only)                          $   216,095
    325,000 Series 2081-ED, 7.500%, 8/15/2028, (Interest Only)                        59,007
  1,024,581 7.500%, 6/1/2027                                                       1,055,953
            Total                                                                  1,331,055
FEDERAL NATIONAL MORTGAGE ASSOCIATION--37.1%
    900,000 Series 98-46-SC, 2.844%, 5/18/2028, (Interest Only)                      100,125
    190,000 (a)6.000%, 10/1/2028                                                     189,704
    247,501 6.000%, 3/1/2028                                                         247,036
    600,395 6.500%, 2/1/2028 - 6/1/2028                                              610,716
    765,505 8.000%, 12/1/2026                                                        794,686
            Total                                                                  1,942,267
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--32.6%
    200,000 Series 97-17-PO, 12/20/2027 (Principal Only)                             175,626
    100,000 (a)6.000%, 10/1/2028                                                     100,250
    398,854 6.500%, 6/15/2028                                                        407,206
    927,788 7.000%, 10/15/2023                                                       955,909
    326,237 8.000%, 5/16/2027 (Interest Only)                                         69,733
            Total                                                                  1,708,724
            TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $4,926,043)          4,982,046
U.S. TREASURY OBLIGATIONS--5.6%
    200,000 9.000%, 11/15/2018 (IDENTIFIED COST $280,843)                            294,914


FEDERATED MORTGAGE FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
(B)REPURCHASE AGREEMENTS--3.7%
$    95,000 Credit Suisse First Boston, Inc., 5.500%, dated 9/30/1998, due 10/
            1/1998                                                                $   95,000
    100,000 (c)Warburg Dillon Reed LLC, 5.510%, dated 9/11/1998, due 10/21/1998      100,000
            TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                          195,000
            TOTAL INVESTMENTS (IDENTIFIED COST $5,401,886)(D)                     $5,471,960

(a) Indicates securities subject to dollar roll transactions.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreements are through participation in joint accounts with other Federated funds.
(c) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.
(d) The cost of investments for federal tax purposes amounts to $5,401,886. The net unrealized appreciation of investments on a federal tax basis amounts to $70,074 which is comprised of $157,925 appreciation and $87,851 depreciation at September 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($5,239,249) at September 30, 1998.

The following acronyms are used throughout this portfolio:
LLC--Limited Liability Corporation

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
FEDERATED MORTGAGE FUND

SEPTEMBER 30, 1998

ASSETS:
Total investments in securities, at value (identified and tax cost
$5,401,886)                                                                  $5,471,960
Cash                                                                             47,940
Income receivable                                                                32,373
Receivable for shares sold                                                        5,000
Total assets                                                                  5,557,273
LIABILITIES:
Payable for investments purchased                                   $189,284
Income distribution payable                                           21,167
Payable for dollar roll transactions                                  99,425
Accrued Expenses                                                       8,148
Total liabilities                                                               318,024
NET ASSETS for 518,447 shares outstanding                                    $5,239,249
NET ASSETS CONSIST OF:
Paid in capital                                                              $5,188,651
Net unrealized appreciation of investments                                       70,074
Accumulated net realized loss on investments                                    (13,712)
Distributions in excess of net investment income                                 (5,764)
Total net assets                                                             $5,239,249
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$5,223,825 / 516,921 shares outstanding                                          $10.11
INSTITUTIONAL SERVICE SHARES:
$15,424 / 1,526 shares outstanding                                               $10.11


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED MORTGAGE FUND

YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
Interest (net of dollar roll expense of $11,537)                                  $501,738
EXPENSES:
Investment advisory fee                                                $  20,745
Administrative personnel and services fee                                155,001
Custodian fees                                                             2,861
Transfer and dividend disbursing agent fees and expenses                  39,849
Directors'/Trustees' fees                                                  2,650
Auditing fees                                                              7,025
Legal fees                                                                 2,366
Portfolio accounting fees                                                 57,175
Distribution services fee--Institutional Service Shares                        7
Shareholder services fee--Institutional Shares                            12,958
Shareholder services fee--Institutional Service Shares                         7
Share registration costs                                                  57,179
Printing and postage                                                      24,177
Insurance premiums                                                         2,730
Taxes                                                                      2,174
Miscellaneous                                                                916
Total expenses                                                           387,820
Waivers and reimbursements--
Waiver of investment advisory fee                           $ (20,745)
Waiver of distribution services fee--Institutional Service
Shares                                                             (6)
Waiver of shareholder services fee--Institutional Shares      (12,958)
Reimbursement of other operating expenses                    (340,834)
Total waivers and reimbursements                                        (374,543)
Net expenses                                                                        13,277
Net investment income                                                              488,461
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                    (3,683)
Net change in unrealized depreciation of investments                               (75,797)
Net realized and unrealized loss on investments                                    (79,480)
Change in net assets resulting from operations                                    $408,981


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FEDERATED MORTGAGE FUND

                                                                      YEAR ENDED    PERIOD ENDED
                                                                     SEPTEMBER 30,  SEPTEMBER 30,
                                                                         1998          1997(A)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                $   488,461  $   123,389
Net realized loss on investments ($13,712) and $0, respectively, as
computed for federal tax purposes)                                        (3,683)     (15,576)
Net change in unrealized appreciation (depreciation)                     (75,797)     147,609
Change in net assets resulting from operations                           408,981      255,422
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                    (488,300)    (123,380)
Institutional Service Shares                                                (161)          (9)
Change in net assets resulting from distributions to shareholders       (488,461)    (123,389)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                           5,156,650   10,633,387
Net asset value of shares issued to shareholders in payment of
distributions declared                                                    46,227          278
Cost of shares redeemed                                               (5,034,414)  (5,615,432)
Change in net assets resulting from share transactions                   168,463    5,018,233
Change in net assets                                                      88,983    5,150,266
NET ASSETS:
Beginning of period                                                    5,150,266            0
End of period (including accumulated distributions in excess of net
investment income of ($5,764) and $0, respectively)                  $ 5,239,249  $ 5,150,266

 (a) For the period from May 31, 1997 (start of performance) to September 30, 1997.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS
FEDERATED MORTGAGE FUND

SEPTEMBER 30, 1998


ORGANIZATION
Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.


The Board of Directors approved changing the Fund name from Federated Government Fund to the Federated Mortgage Fund. This change was effective as of June 30, 1998.


SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Net investment income, net realized gain/ losses, and net assets were not affected by this reclassification.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.


At September 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $13,712, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006 ($13,712).


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS
The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA and FNMA in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At September 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                              NUMBER OF
                              PAR VALUE
                               CAPITAL
                                STOCK
SHARE CLASS NAME              AUTHORIZED
Institutional Shares          1,000,000
Institutional Service Shares  1,000,000
Total shares authorized       2,000,000

Transactions in capital stock were as follows:

                                                                        YEAR ENDED             PERIOD ENDED
                                                                     SEPTEMBER 30, 1998    SEPTEMBER 30, 1997(A)
INSTITUTIONAL SHARES                                                 SHARES     AMOUNT     SHARES        AMOUNT
Shares sold                                                         508,001  $ 5,141,650  1,060,203   $10,628,087
Shares issued to shareholders in payment of distributions declared    4,581       46,199         27           272
Shares redeemed                                                    (496,925)  (5,029,318)  (558,966)   (5,615,428)
 Net change resulting from Institutional Share transactions          15,657  $   158,531    501,264  $  5,012,931

                                                                        YEAR ENDED             PERIOD ENDED
                                                                     SEPTEMBER 30, 1998    SEPTEMBER 30, 1997(A)
INSTITUTIONAL SERVICE SHARES                                         SHARES     AMOUNT     SHARES        AMOUNT
Shares sold                                                           1,494  $    15,000        523   $     5,300
Shares issued to shareholders in payment of distributions declared        3           28         --             6
Shares redeemed                                                        (494)      (5,096)        --            (4)
Net change resulting from Institutional Service Share transactions    1,003  $     9,932        523  $      5,302
Net change resulting from share transactions                         16,660  $   168,463    501,787   $ 5,018,233

 (a) For the period from May 31, 1997 (start of performance) to September 30, 1997.


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY FEE Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive a portion of this fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL
Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1998, were as follows:
PURCHASES      $8,528,894
SALES          $7,333,371

YEAR 2000 (UNAUDITED)
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors of Federated Total Return Series, Inc.
and Shareholders of Federated Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Mortgage Fund (one of the portfolios constituting the Federated Total Return Series, Inc.) as of September 30, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mortgage Fund of the Federated Total Return Series, Inc. at September 30, 1998, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
November 13, 1998

Federated Mortgage Fund


(formerly, Federated Government Fund)
(A Portfolio of Federated
Total Return Series, Inc.)
Institutional Service Shares

PROSPECTUS
NOVEMBER 30, 1998


A Diversified Portfolio of Federated
Total Return Series, Inc., an Open-End,
Management Investment Company

FEDERATED MORTGAGE FUND

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT

Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Claredon Street
Boston, MA 02116


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com

Cusip 31428Q804
G01922-02-SS (11/98)

[Graphic]








FEDERATED MORTGAGE FUND

(FORMERLY, FEDERATED GOVERNMENT FUND)
(A PORTFOLIO OF FEDERATED TOTAL RETURN SERIES, INC.)
INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES


STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information should be read with the prospectus(es) of Federated Mortgage Fund (the "Fund"), a portfolio of Federated Total Return Series, Inc. (the "Corporation") dated November 30, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED MORTGAGE FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated November 30, 1998



[Graphic]
Federated Investors
federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com


Cusip 31428Q887
Cusip 31428Q804
G01922-03(11/98)


[Graphic]

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE FUND  1

INVESTMENT OBJECTIVE AND POLICIES  1

Types of Investments  1

Adjustable Rate Mortgage Securities ("ARMS")  1

Collateralized Mortgage Obligations ("CMOs")  1

Real Estate Mortgage Investment
  Conduits ("REMICs")  2

Interest-Only and Principal-Only Investments  2

Privately Issued Mortgage-Related Securities  2

Resets of Interest  2

Caps and Floors  2

Futures and Options Transactions  3

Leveraging  4

Leverage Through Borrowing  4

Medium Term Notes and Deposit Notes  5

Average Life  5

Weighted Average Portfolio Duration  5

Lending of Portfolio Securities  5

When-Issued and Delayed Delivery Transactions  5

Repurchase Agreements  6

Reverse Repurchase Agreements  6

Investing in Securities of Other
  Investment Companies  6

Portfolio Turnover  6

INVESTMENT LIMITATIONS  6

Selling Short and Buying on Margin  6

Borrowing Money  6

Concentration of Investments  7

Diversification of Investments  7

Pledging Assets  7

Lending Cash or Securities  7

Issuing Senior Securities  7

Investing in Restricted and Illiquid Securities  7

FEDERATED TOTAL RETURN SERIES, INC. MANAGEMENT  8

Fund Ownership  11

Director Compensation  12

Director Liability  12

INVESTMENT ADVISORY SERVICES  12

Adviser to the Fund  12

Advisory Fees  13

BROKERAGE TRANSACTIONS  13

OTHER SERVICES  13

Fund Administration  13

Custodian and Portfolio Accountant  13

Transfer Agent  13

Independent Auditors  13

PURCHASING SHARES  14

Distribution Plan (Institutional Service Shares only)
and Shareholder Services  14

DETERMINING NET ASSET VALUE  14

Determining Market Value of Securities  14

Use of Amortized Cost  15

REDEEMING SHARES  15

Redemption in Kind  15

Exchanging Securities for Fund Shares  15

TAX STATUS  15

The Fund's Tax Status  15

Shareholders' Tax Status  16

TOTAL RETURN  16

YIELD  16

PERFORMANCE COMPARISONS   16

Economic and Market Information  17

ABOUT FEDERATED INVESTORS, INC.  17

Mutual Fund Market  18


GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Federated Total Return Series, Inc. The Corporation was incorporated under the laws of the State of Maryland on October 11, 1993. On March 21, 1995, the name of the Corporation was changed from "Insight Institutional Series, Inc." to "Federated Total Return Series, Inc." The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares.

Shares of the Fund are offered in two classes, known as Institutional Shares and Institutional Service Shares (individually and collectively referred to as "Shares," as the context may require). This Statement of Additional Information relates to the above-mentioned Shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide total return. The investment objective cannot be changed without approval of shareholders. The investment policies stated below may be changed by the Board of Directors ("Directors") without shareholder approval. Shareholders will be notified before any material change in the investment policies becomes effective.

TYPES OF INVESTMENTS



The Fund will invest primarily in mortgage and mortgage-backed securities. The Fund may also invest in the securities described below and in the prospectus.



ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")



The ARMS in which the Fund invests generally will be issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. Unlike conventional bonds, ARMs pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.


Like other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs; most of the CMOs in which the Fund invests use the same basic structure:

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments;

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; and

(3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income, and the capital portion is reinvested.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

INTEREST-ONLY AND PRINCIPAL-ONLY INVESTMENTS

Some of the securities purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Fund's inability to fully recoup its investments in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated by an NRSRO. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association as well as those issued by non-government related entities. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related and non-government related pools highly liquid.

RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMS which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

FUTURES AND OPTIONS TRANSACTIONS

The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.

FINANCIAL FUTURES CONTRACTS

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

The Fund may purchase listed put options on financial futures contracts.

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES

The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

LEVERAGING

Leveraging exaggerates the effect on the net asset value of any increase or decrease in the market value of the portfolio. Money borrowed for leveraging will be limited to 33 1/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

LEVERAGE THROUGH BORROWING



For the borrowings for investment purposes, the Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reason, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% coverage, even though it may be disadvantageous from an investment standpoint to sell at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment fee to maintain a line of credit; either of those requirements would increase the cost of borrowings over the stated rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.



MEDIUM TERM NOTES AND DEPOSIT NOTES


Medium Term Notes ("MTNs") and Deposit Notes are similar to corporate debt obligations as described in the prospectus. MTNs and Deposit Notes trade like commercial paper, but may have maturities from nine months to ten years.



AVERAGE LIFE

Average Life, as applicable to asset-backed securities, is computed by multiplying each principal repayment by the time of payment (months or years from the evaluation date), summing these products, and dividing the sum by the total amount of principal repaid. The weighted-average life is calculated by multiplying the maturity of each security in a given pool by its remaining balance, summing the products, and dividing the result by the total remaining balance.

WEIGHTED AVERAGE PORTFOLIO DURATION



Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity date, and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities.



Duration is calculated by dividing the sum of the time-weighted present values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows.

The duration of interest rate agreements, such as interest rates swaps, caps and floors, is calculated in the same manner as other securities. However, certain interest rate agreements have negative durations, which the Fund may use to reduce its weighted average portfolio duration.

Mathematically, duration is measured as follows:
Duration =PVCF1(1) +PVCF2(2) +PVCF3(3)+ +PVCFn(n)
          PVTCF     PVTCF     PVTCF      PVTCF

where

PVCTFt = the present value of the cash flow in period t discounted at the prevailing yield-to-maturity

t       = the period when the cash flow is received

n       = remaining number of periods until maturity

PVTCF = total present value of the cash flow from the bond where the present value is determined using the prevailing yield-to-maturity

Certain debt securities, such as mortgage-backed and asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as the probable amount and sequence of principal prepayments. Duration calculated in this manner, commonly referred to as "effective duration," allows for changing prepayment rates as interest rates change and expected future cash flows are affected. The calculation of effective duration will depend upon the investment adviser's assumed prepayment rate.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


In conjunction with the Fund's ability to invest in the securities of other investment companies, the Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.



PORTFOLIO TURNOVER



The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Portfolio securities will be sold when the adviser believes it is appropriate, regardless of how long those securities have been held. The adviser does not anticipate that the Fund's portfolio turnover rate will exceed 100%. For the period from May 31, 1997 (start of performance) to September 30, 1997, the Fund's portfolio turnover rate was 9% and for the fiscal year ended September 30, 1998, the Fund's portfolio turnover rate was 147%.


INVESTMENT LIMITATIONS

The following limitations are fundamental [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission) in an open-end investment company with substantially the same investment objectives]:

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

BORROWING MONEY

The Fund will not borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33 1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those related to indices, options on futures contracts or indices, and dollar roll transactions shall not constitute borrowing.

CONCENTRATION OF INVESTMENTS

The Fund will not invest more than 25% of its total assets in securities of issuers having their principal business activities in the same industry.

DIVERSIFICATION OF INVESTMENTS



With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.



PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

LENDING CASH OR SECURITIES



The Fund will not lend any assets except portfolio securities. (This will not prevent the purchase or holding of bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies or Articles of Incorporation).



ISSUING SENIOR SECURITIES

The Fund will not issue senior securities, except as permitted by its investment objective and policies.

The above limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Directors without shareholder approval [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission) in an open-end investment company with substantially the same investment objectives]. Shareholders will be notified before any material changes in this limitation become effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities (except for Section 4(2) commercial paper and certain other restricted securities which meet the criteria for liquidity as established by the Directors), non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

FEDERATED TOTAL RETURN SERIES, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Federated Total Return Series, Inc., and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chief Executive Officer and Director or Trustee of the Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director of the Company.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director


Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive
Committee,University of Pittsburgh.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Director

Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.


Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Director

Director or Trustee of the Funds; formerly, Partner, Andersen Worldwide SC.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director


Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice
Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery;
Chairman, Pittsburgh Foundation; Director, Forbes Fund;
Chairman, Pittsburgh Civic Light Opera.


Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Director


President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John
F. Donahue, Chairman and Director of the Company.


James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director


Director or Trustee of the Funds; Attorney-at-law; Director,
The Emerging Germany Fund, Inc.; formerly, President, Boston
Stock Exchange, Inc.; Regional Administrator, United States
Securities and Exchange Commission.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director


Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.


Edward L. Flaherty, Jr., Esq. @
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director


Director or Trustee of the Funds; Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate: March 16, 1942

Director


Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International;
Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director


Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board, and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director


Director or Trustee of the Funds; Public Relations/ Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.


Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President


President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President


Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938


Executive Vice President, Secretary, and Treasurer Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.


 *This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

 @Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.



As used in the table above, "The Funds" and "Funds" mean the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short- Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. -1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc. Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds, and Trust for Financial Institutions.



FUND OWNERSHIP



Officers and Directors as a group own less than 1% of the Fund's outstanding shares.

As of November 6, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Fund: NFSC FEBO #141- 294748 FMT CO CUST IRA Rollover FBO Paul Holland, Simsbury, CT owned approximately 501 shares (32.74%) and Floyd L. Braud/Vickie M. Braud, Baton Rouge, LA owned approximately 997 shares (65.16%).

As of November 6, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund: Clinton National Bank, Trust Department, Clinton, IA owned approximately 46,132 shares (8.5%), Clinton National Bank, Trust Department, Clinton, IA owned approximately 35,301 shares (6.51%), Smith & CO, First Security Bank of Utah, NA, Security Administration Department, Salt Lake City, UT owned approximately 32,880 shares (6.06%), Lebanon Valley National Bank, Trust Group, Lebanon, PA owned approximately 61,204 shares (11.28%), Colonial Trust CO Personal Division, Phoenix, AZ owned approximately 98,964 shares (18.24%), and GATES-95 LLC, Phoenix, AZ owned approximately 50,779 shares (9.36%).



DIRECTOR COMPENSATION

                                    AGGREGATE
NAME,                              COMPENSATION
POSITION WITH                          FROM                       TOTAL COMPENSATION PAID
CORPORATION                         CORPORATION*                    FROM FUND COMPLEX+
John F. Donahue                            $0          $0 for the Corporation and
Chairman and Director                                  56 other investment companies in the Fund Complex
Thomas G. Bigley                      $196.03          $111,222 for the Corporation and
Director                                               56 other investment companies in the Fund Complex
John T. Conroy, Jr.                   $215.66          $122,362 for the Corporation and
Director                                               56 other investment companies in the Fund Complex
Nicholas P. Constantakis              $196.03          $0 for the Corporation and
Director                                               36 other investment companies in the Fund Complex
William J. Copeland                   $215.66          $122,362 for the Corporation and
Director                                               56 other investment companies in the Fund Complex
J. Christopher Donahue                     $0          $0 for the Corporation and
Executive Vice President                               18 other investment companies in the Fund Complex
and Director
James E. Dowd, Esq.                   $215.66          $122,362 for the Corporation and
Director                                               56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.               $196.03          $111,222 for the Corporation and
Director                                               56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr., Esq.         $215.66          $122,362 for the Corporation and
Director                                               56 other investment companies in the Fund Complex
Peter E. Madden                       $196.03          $111,222 for the Corporation and
Director                                               56 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D.     $196.03          $111,222 for the Corporation and
Director                                               56 other investment companies in the Fund Complex
Wesley W. Posvar                      $196.03          $111,222 for the Corporation and
Director                                               56 other investment companies in the Fund Complex
Marjorie P. Smuts                     $196.03          $111,222 for the Corporation and
Director                                               56 other investment companies in the Fund Complex

 *Information is furnished for the fiscal year ended September 30, 1998, and the Corporation was comprised of four portfolios.

 +The information is provided for the last calendar year.


DIRECTOR LIABILITY

The Corporation's Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND



The Fund's investment adviser is Federated Management (the "Adviser"). It is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.



The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

ADVISORY FEES



For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the period from May 31, 1997 (start of performance) to September 30, 1997, and for the fiscal year ended September 30, 1998, the Adviser earned $6,692 and $20,745, respectively, of which $6,692 and $20,745, respectively, were voluntarily waived.



BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or by affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the period from May 31, 1997 (start of performance) to September 30, 1997, and for the fiscal year ended September 30, 1998, the Fund paid no brokerage commissions on brokerage transactions.



Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the period from May 31, 1997 (start of performance) to September 30, 1997, and for the fiscal year ended September 30, 1998, the administrator earned fees of $51,000, and $155,001, respectively.


CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, Pennsylvania, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT


Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based upon the size, type, and number of accounts and transactions made by shareholders.



INDEPENDENT AUDITORS



The independent auditors for the Fund are Ernst & Young LLP, Boston, Massachusetts.


PURCHASING SHARES

Except under certain circumstances described in the prospectus, Shares are sold at their net asset value on days the New York Stock Exchange is open for business. The procedure for purchasing Shares of the Fund is explained in each Share's prospectus under "Investing in the Institutional Shares" or "Investing in Institutional Service Shares."

DISTRIBUTION PLAN (INSTITUTIONAL SERVICE SHARES ONLY) AND SHAREHOLDER
SERVICES



As explained in the respective prospectuses, with respect to Institutional Shares of the Fund, the Fund has adopted a Shareholder Services Agreement, and, with respect to Institutional Service Shares, the Fund has adopted a Distribution Plan.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.



By adopting the Plan, the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.



Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts. For the period from May 31, 1997 (start of performance) to September 30, 1997, no payments were made pursuant to the Plan for Institutional Service Shares and for the fiscal year ended September 30, 1998, a payment of $7 was made pursuant to the Plan for Institutional Service Shares, of which $6 was voluntarily waived. For the period from May 31, 1997 (start of performance) to September 30, 1997, a payment of $4,182 was made pursuant to the shareholder services agreement for Institutional Shares, all of which was voluntarily waived and for the fiscal year ended September 30, 1998, a payment of $12,958 was made pursuant to the shareholder services agreement for Institutional Shares, all of which was voluntarily waived.



DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's securities, other than options, are determined as follows:

* as provided by an independent pricing service;

* for short-term obligations, according to the mean bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost unless the Directors determine this is not fair value; or

* at fair value as determined in good faith by the Directors.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider: yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.



The Fund will value futures contracts, options, and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Directors determine in good faith that another method of valuing option positions is necessary.




USE OF AMORTIZED COST

The Directors have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Directors.

REDEEMING SHARES



The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in each prospectus under "Redeeming Institutional Shares" or "Redeeming Institutional Service Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.



REDEMPTION IN KIND

The Fund is obligated to redeem shares for any one shareholder solely in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Directors determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Directors deem fair and equitable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.



EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange certain securities or a combination of securities and cash for Shares. The securities and cash must have a market value of at least $25,000. Any securities to be exchanges must meet the investment objectives and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund reserves the right to determine the acceptability of securities to be exchanged. Securities accepted by the Fund are valued in the same manner as the Fund values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp. Shares purchased by exchange of U.S. government securities cannot be redeemed by telephone for fifteen business days to allow time for the transfer to settle.

An investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. The Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.

The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividend, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities. Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Shares, a gain or loss may be realized by the investor.



TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

* derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

* invest in securities within certain statutory limits; and

* distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.

CAPITAL GAINS

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund Shares.

TOTAL RETURN



Cumulative total return reflects the Fund's total performance over a specific period of time.



The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.



The Fund's average annual total return for the one-year period ended September 30, 1998, and for the period from May 31, 1997 (start of performance) to September 30, 1998, was 8.25% and 10.15% for Institutional Shares and 7.93% and 9.87% for Institutional Service Shares, respectively.



YIELD



For the thirty-day period ended September 30, 1998, the yield for Institutional Shares and Institutional Service Shares of the Fund were 6.67% and 6.38%, respectively.



The yield of the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

* portfolio quality;

* average portfolio maturity;

* type of instruments in which the portfolio is invested;

* changes in interest rates and market value of portfolio securities;

* changes in the Fund expenses; and

* various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "U.S. mortgage " category in advertising and sales literature.

* LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed rate, securitized mortgage pools by Federal Home Loan Mortgage Corp. (Freddie
Mac), Federal National Mortgage Association (Fannie Mae), and Government National Mortgage Association (GNMA), including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are unmanaged and rebalanced monthly by market capitalization. Investments cannot be made in an index.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.


Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.



ECONOMIC AND MARKET INFORMATION



Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.



The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.


In the government sector, as of December 31, 1997, Federated Investors, Inc. manages 9 mortgage-backed, 6 government/agency, and 18 government money market mutual funds, with assets approximating $5.9 billion, $1.5 billion, and $35 billion, respectively. Federated trades approximately $400 million in U.S. government and mortgage-backed securities daily and places approximately $23 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $36 billion in government funds within these maturity ranges.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield-J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.




MUTUAL FUND MARKET



Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:



INSTITUTIONAL CLIENTS



Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.



BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES


Federated funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high rankings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.



 *Source: Investment Company Institute








Federated Mortgage Fund

(formerly, Federated Government Fund)
Institutional Shares and Institutional Service Shares

Annual Report for 12 Months Ended September 30, 1998

MANAGEMENT DISCUSSION & ANALYSIS

Federated Mortgage Fund provides shareholders with a professionally managed portfolio of mortgage-backed securities. The fund invests at least 65% of its total assets in U.S. government and non-U.S. government mortgage-backed securities.

The U.S. Treasury market during the fiscal reporting period has turned in stellar performance. The financial crisis in Asia dominated activity in the U.S. Treasury market during the first half of the fiscal year. Investors in the U.S. Treasury market benefited as interest rates declined on average by a half of one percent. This sharp drop in interest rates stimulated demands by the consumer and corporate spending on investments in the first half. During the second half of the fiscal year, the development of financial crises in Russia and Latin America caused a "flight to quality" bid for U.S. Treasury securities. Unlike the first half of the fiscal year's downtrend in yields, all non-U.S. Treasury fixed income sectors came under pressure as yield spreads widened to U.S. Treasuries.

The impact to the mortgage-backed market from these events has been twofold. The interest rate rally in the U.S. Treasury market has raised investors' concerns over an increase in prepayment activity. However, the difference between today's refinancing wave versus the one that occurred in the early 1990s is significant. During the early 1990s, many homeowners were able to take advantage of a significant refinancing opportunity for the first time and did so with a vengeance. Since we have been in an environment of relatively low rates for a number of years, the potential refinancing advantages have not been as sensational. The second reason is due to the turmoil in the foreign and corporate debt markets. The outcome of this worldwide turmoil has been a general widening of spreads in all fixed income sectors.

The outlook for the mortgage market for the remainder of 1998 portrays a difficult time due to increased prepayment risk, record supply, and year-end pressures. The question is whether or not spreads are adequately wide enough to compensate investors for these risks. Mortgage rates are currently at 30-year historic lows. If prepayment activity does increase, the resulting supply of mortgage securities to the market could be quite large. The mortgage market has reacted to heightened prepayment and supply risks with a huge widening of the yield spread between mortgage and Treasury securities. The last time mortgage spreads reached these levels was in the late 1980s. During the late 1980s, the U.S. Treasury yield curve was flat, and the U.S. economy was exhibiting signs of softening. The bias then by the Federal Reserve Board was toward easing monetary policy, and there was a developing crisis in the financial institution sector. The factors then are very comparable to today's environment. Moving into 1999, we believe the positives far outweigh the near-term negatives. We believe that the tremendous yield advantage over U.S. Treasuries will entice buyers back into the mortgage market. The other positive for the mortgage market is, as the economy slows, the enticement of U.S. government bonds at such attractive levels should attract the non-traditional buyer.

Current portfolio strategy targets an effective duration of 2.0 years, which is neutral to the Lehman Brothers Mortgage-Backed Securities Index.* Fund management has focused on opportunities to add inexpensive prepayment protection. These opportunities were in the form of structured mortgage product and collateral holdings with favorable loan characteristics. Collateral positioning focused on mortgage pools with favorable loan characteristics in the form of lower than average loan balances. The prepayment profile on these pools has been very favorable versus generic collateral for several reasons. The most predominant reason is that homeowners with a lower loan balance recognize less total savings when they refinance due to the fixed costs associated with refinancing. A secondary reason is due to less profit for mortgage bankers who prefer to concentrate on refinancing homeowners with larger outstanding mortgage loans.

As of September 30, 1998, the fund recorded net assets of $5.2 million with an average 30-day net yield as calculated under SEC guidelines of 6.67%* for Institutional Shares and 6.38%* for Institutional Service Shares based upon a net asset value of $10.11. The fund's average annual total rate of return for the fiscal year ended September 30, 1998, was 8.25%* for the Institutional Shares and 7.93%* for the Institutional Service Shares. This compares to 8.62% for the Lehman Brothers Mortgage Backed Security Index** and 7.94% for the Merrill Lynch 2-Year Treasury Index.**

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**This index is unmanaged.

Federated Mortgage Fund

(formerly, Federated Government Fund)
(Institutional Shares)

GROWTH OF $100,000 INVESTED IN FEDERATED MORTGAGE FUND

The graph below illustrates the hypothetical investment of $100,000* in Federated Mortgage Fund (Institutional Shares) (the "Fund") from May 31, 1997 (start of performance) to September 30, 1998 compared to the Lehman Brothers Mortgage Backed Securities Index (LBMBSI)+ and the Lipper U.S.
Mortgage Index (LUSMI)+.

[Graphic] (see attached Appendix)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 1998, and, together with financial statements contained therein, constitutes the Fund's annual report.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBSI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+The LBMBSI and LUSMI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

Federated Mortgage Fund

(formerly, Federated Government Fund)
(Institutional Service Shares)

GROWTH OF $25,000 INVESTED IN FEDERATED MORTGAGE FUND

The graph below illustrates the hypothetical investment of $25,000* in Federated Mortgage Fund (Institutional Service Shares) (the "Fund") from May 31, 1997 (start of performance) to September 30, 1998 compared to the Lehman Brothers Mortgage Backed Securities Index (LBMBSI)+ and the Lipper U.S.
Mortgage Index (LUSMI)+.

[Graphic] (see attached Appendix)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 1998, and, together with financial statements contained therein, constitutes the Fund's annual report.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBSI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+The LBMBSI and LUSMI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

[Graphic]

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 31428Q804
Cusip 31428Q887
G01922-04 (11/98)

[Graphic]







Federated Limited Duration Fund

(A Portfolio of Federated Total Return Series, Inc.)
Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Limited Duration Fund (the "Fund") offered by this prospectus represent interests in a diversified investment portfolio of Federated Total Return Series, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to provide total return. The Fund pursues this investment objective by seeking value among most sectors of fixed income securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated November 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus if you have received your prospectus electronically, free of charge by calling 1- 800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed on the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated November 30, 1998

TABLE OF CONTENTS
Summary of Fund Expenses  1
Financial Highlights-Institutional Shares  2
General Information  3
Year 2000 Statement  3
Investment Information  3
Investment Objective  3
Investment Policies  3
Investment Limitations  12
Hub and Spoke[registered trademark] Option  12
Net Asset Value  12
Investing in Institutional Shares  12
Share Purchases  12
Minimum Investment Required  13
What Shares Cost  13
Confirmations and Account Statements  13
Dividends and Distributions  13
Redeeming Institutional Shares  13
Telephone Redemption  13
Written Requests  14
Accounts with Low Balances  14
Fund Information  14
Management of the Fund  14
Distribution of Institutional Shares  15
Administration of the Fund  16
Shareholder Information   16
Voting Rights  16
Tax Information  16
Federal Income Tax  16
State and Local Taxes  16
Performance Information  17
Other Classes of Shares  17
Appendix  18
Financial Highlights-Institutional Service Shares  21
Financial Statements  22
Report of Ernst & Young LLP, Independent Auditors  36

SUMMARY OF FUND EXPENSES

                                INSTITUTIONAL SHARES
                         SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of
offering price)                                                          None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price)                                            None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                    None
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                           None
Exchange Fee                                                             None

ANNUAL OPERATING EXPENSES
(As a percentage of projected average net assets)

Management Fee (after waiver)(1)                                         0.00%
12b-1 fee                                                                None
Total Other Expenses (after expense reimbursement)                       0.32%
Shareholder Services Fee (after waiver)(2)                        0.00%
Total Operating Expenses (after waivers and
expense reimbursements)(3)                                               0.32%

 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

 (2) The shareholder service fee has been reduced to reflect the voluntary waiver of the shareholder service fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder service fee is 0.25%.

 (3) The total operating expenses would have been 2.27% absent the voluntary waivers of the management fee and the shareholder service fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various cost and expenses that a shareholder of Institutional Shares of the fund will bear, either directly or indirectly. For more complete descriptions of the varous costs and expenses, see "Investing in Institutional Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                                                              $ 3
3 Years                                                             $10
5 Years                                                             $18
10 Years                                                            $41


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS-INSTITUTIONAL SHARES
FEDERATED LIMITED DURATION FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 36.

                                                                       YEAR ENDED
                                                                       SEPTEMBER 30,
                                                                       1998      1997
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.13    $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                  0.70      0.66
Net realized and unrealized gain (loss) on investments
and foreign currency                                                   0.12      0.14
Total from investment operations                                       0.82      0.80
LESS DISTRIBUTIONS
Distributions from net investment income                              (0.70)    (0.65)
Distributions from net realized gain on investments
and foreign currency transactions                                     (0.02)    (0.02)
Total distributions                                                   (0.72)    (0.67)
NET ASSET VALUE, END OF PERIOD                                       $10.23    $10.13
TOTAL RETURN(A)                                                        7.85%     8.27%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                               0.32%     0.00%
Net investment income                                                  6.31%     6.47%
Expense waiver/reimbursement(b)                                        1.95%     8.74%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                             $30,219    $7,589
Portfolio turnover                                                       64%      109%


 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Corporation was incorporated under the laws of the State of Maryland on October 11, 1993. On March 21, 1995, the name of the Corporation was changed from "Insight Institutional Series, Inc." to "Federated Total Return Series, Inc." On May 14, 1997, the Board of Directors (the "Directors") approved the Fund's name change from Federated Total Return Limited Duration Fund to Federated Limited Duration Fund. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established two classes of shares for Federated Limited Duration Fund: Institutional Shares and Institutional Service Shares. This prospectus relates only to the Institutional Shares of Federated Limited Duration Fund.

Institutional Shares ("Shares") of the Fund are sold primarily to accounts for which financial institutions act in a fiduciary or agency capacity as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of fixed income securities. A minimum initial investment of $100,000 over a 90-day period is required.

Shares are sold and redeemed at net asset value without a sales charge imposed by the Fund.

YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.

INVESTMENT INFORMATION
INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide total return. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in a diversified portfolio of fixed income securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in domestic investment grade debt securities. Investment grade debt securities are rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") (AAA, AA, A or BBB by Standard & Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Rating Service Co. ("Duff & Phelps") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or which are of comparable quality in the judgment of the adviser. Downgraded securities will be evaluated on a case-by-case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. The remainder of the Fund's assets may be invested in any of the securities discussed below. The Fund's weighted-average portfolio duration will at all times be limited to three years or less. (See the section entitled "Average Portfolio Duration" in this Prospectus.) Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests in a professionally managed, diversified portfolio consisting primarily of corporate debt obligations, U.S. and foreign government obligations, and mortgage-backed and asset-backed securities. The Fund may also invest in convertible securities. The Fund may also invest in derivative instruments of such securities (including instruments with demand features or credit enhancement and stripped mortgage-backed securities), as well as money market instruments and cash.

The securities in which the Fund invests principally are:

* domestic (i.e., issued in the United States) and foreign issues of corporate debt obligations as well as domestic and foreign issues of obligations of foreign governments and/or their instrumentalities having floating or fixed rates of interest;

* obligations issued or guaranteed as to payment of principal and interest by the U.S. government, or its agencies or instrumentalities;

* mortgage-backed securities;

* asset-backed securities;

* municipal securities;

* commercial paper which matures in 270 days or less;

* time deposits (including savings deposits and certificates of deposit) and bankers' acceptances in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100 million in capital; and

* repurchase agreements collateralized by eligible investments.

CORPORATE AND FOREIGN GOVERNMENT/AGENCY
DEBT OBLIGATIONS

The Fund invests in corporate and foreign government/agency debt obligations, including bonds, notes, medium term notes, and debentures, which may have floating or fixed rates of interest. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

FLOATING RATE DEBT OBLIGATIONS

The Fund expects to invest in floating rate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

FIXED RATE DEBT OBLIGATIONS

The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities, which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations (including mortgage-backed securities, bonds, notes and discount notes) issued or guaranteed by the following U.S. government agencies or instrumentalities: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which are permissible investments which may not always receive financial support from the U.S. government are:
Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Federal Home Loan Banks; Federal National Mortgage Association; Student Loan Marketing Association; and Federal Home Loan Mortgage Corporation.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently four basic types of mortgage-backed securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Fund invests include, but are not limited to, securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. ARMS may also be collateralized by whole loans or private pass-through securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities. CMOs may have fixed or floating rates of interest.

The Fund may invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (iii) other securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES

Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal are received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on many types of asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

FOREIGN SECURITIES

The Fund may invest in foreign securities. Foreign securities do not include American Depository Receipts, but do include foreign securities not publicly traded in the United States. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The Fund may invest more than 10% in foreign securities.

RISKS

The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of assets, political or social instability, ability to obtain or enforce court judgments abroad, and adverse diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issues; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

CURRENCY RISKS

Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

The Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund attempts to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or denominated in a currency or currencies that the adviser believes will reflect a high degree of correlation with the currency with regard to price movements. The Fund generally will not enter into forward foreign currency exchange contracts with a term longer than one year.

STRIPPED MORTGAGE-BACKED SECURITIES

The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are derivative multi-class securities which may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, such as savings associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing organizations. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of the other types of mortgage-related securities in which the Fund invests. Principal-only stripped mortgage-backed securities are used primarily to hedge against interest rate risk to the capital assets of the Fund in a changing interest rate environment. A principal-only investor is assured of receiving cash flows in the amount of principal purchased-the unknown is when the cash flows will be received. Interest-only investments over the life of the investment horizon may not receive cash flows in the amount of the original investment.

MUNICIPAL SECURITIES

Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which can or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security.), LYONS (Liquid Yield Option Notes which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock which are an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it. See "High Yield Debt Obligations."

BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution that has capital, surplus and undivided profits over $100 million or is insured by the BIF or the SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

CREDIT FACILITIES

Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

INTEREST RATE SWAPS

As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments, its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

FINANCIAL AND FOREIGN CURRENCY FUTURES AND
OPTIONS ON FUTURES

The Fund may purchase and sell financial and foreign currency futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future, while foreign currency futures contracts call for the delivery of either U.S. or foreign currency at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write (sell) or purchase put and call options on financial and foreign currency futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call or put option on a futures contract, it is undertaking the obligation of selling or purchasing, respectively, a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a call or put option on a futures contract, the Fund is entitled (but not obligated) to buy or sell, respectively, a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the instruments subject to the futures contracts may not correlate perfectly with the prices of the instruments in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio's holdings to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

HIGH-YIELD DEBT OBLIGATIONS

The Fund may invest up to but not including 35% of its total assets in debt securities that are not investment-grade but are rated BB or lower by an NRSRO (or, if unrated, determined by the adviser to be of comparable quality). Some of these securities may involve equity characteristics. The Fund may invest in equity securities, including unit offerings which combine fixed rate securities and common stock or common stock equivalents such as warrants, rights and options. Securities which are rated BB or lower by a nationally recognized statistical rating organization are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. These securities are commonly referred to as "junk bonds." A description of the rating categories for the permissible investments are contained in the Appendix to this Prospectus.

The Fund may invest in the High-Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High- Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High-Yield Bond Portfolio currently is not charged an advisory fee and is sold without any sales charge. The High-Yield Bond Portfolio may incur expenses for administration and accounting services. The Fund's adviser anticipates that the High-Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High- Yield Bond Portfolio.

RISKS

Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, lower-rated bonds tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower- rated bonds may be more difficult to dispose of or to value than higher- rated, lower-yielding bonds.

The Fund's investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

DERIVATIVE CONTRACTS AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option, and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity, or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." Some securities, such as stock rights, warrants and convertible securities, although not typically referred to as derivatives, contain options that may affect their value and performance. Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies, and limitations.


AVERAGE PORTFOLIO DURATION

Although the Fund will not maintain a stable net asset value, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of total return, the magnitude of fluctuations in the Fund's net asset value by limiting the dollar-weighted average duration of the Fund's portfolio. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average duration will not exceed three years.

TOTAL RETURN

The "total return" sought by the Fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and successful use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, interest rate swaps, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge its assets to secure such borrowings; or

* with respect to 75% of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, and repurchase agreements collateralized by such securities) or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

HUB AND SPOKE[REGISTERED TRADEMARK] OPTION

If the Directors determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (who is an affiliate of Federated Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Directors. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of Shares outstanding. The net asset value for Shares may exceed that of Institutional Service Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES
SHARE PURCHASES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or mail.

To purchase shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase shares of the Fund by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to:
Federated Limited Duration Fund-Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase shares of the Fund by mail, send a check made payable to Federated Limited Duration Fund-Institutional Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266- 8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $100,000 plus any non-affiliated bank or broker's fee. However, an account may be opened with a smaller amount as long as the $100,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at net asset value, unless cash payments are requested by shareholders on the application or by writing to Federated Securities Corp.

Dividends are declared just prior to determining net asset value. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds.

Shares earn dividends through the business day that proper redemption instructions are received by State Street Bank.

REDEEMING INSTITUTIONAL SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 2266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Federated Limited Duration Fund- Institutional Shares; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $100,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $100,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

FUND INFORMATION
MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

The Fund is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Board of Directors handles the Directors' responsibilities between meetings of the Directors.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Directors. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the adviser, the adviser may voluntarily waive some or all of its fee. The Adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Both the Corporation and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors and could result in severe penalties.

PORTFOLIO MANAGER'S BACKGROUND

Randall S. Bauer has been a portfolio manager of the Fund since inception. Mr. Bauer joined Federated Investors, Inc. or its predecessor in 1989 and has been a Vice President of the Fund's investment adviser and Federated Research Corp. since 1994. Mr. Bauer was an Assistant Vice President of the Fund's investment adviser and Federated Research Corp. from 1989 to 1993.
Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

Robert K. Kinsey has been a portfolio manager of the Fund since May 1997. Mr. Kinsey joined Federated Investors, Inc. or its predecessor in 1995 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's adviser and Federated Research Corp. since March, 1997. From 1992 to 1995, he served as a Portfolio Manager for Harris Investment Management Co., Inc. Mr. Kinsey received his M.B.A. in Finance from U.C.L.A.

Mark E. Durbiano has been the portfolio manager for the high yield corporate bonds asset category of the Fund since inception. Mr. Durbiano joined Federated Investors, Inc. or its predecessor in 1982 and has been a Senior Vice President of the Fund's adviser and Federated Research Corp. since January 1996. Mr. Durbiano was a Vice President of the Fund's adviser and Federated Research Corp. from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund' s investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. ("Federated Funds") as specified below:

 MAXIMUM           AVERAGE AGGREGATE
   FEE             DAILY NET ASSETS
  0.150%        on the first $250 million
  0.125%        on the next $250 million
  0.100%        on the next $250 million
  0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose to voluntarily waive a portion of its fee.
SHAREHOLDER INFORMATION
VOTING RIGHTS

Each Share of the Fund is entitled to one vote at all meetings of shareholders. All shares of all portfolios in the Corporation have equal voting rights except that in matters affecting only a particular portfolio or class of shares, only shares of that portfolio or class of shares are entitled to vote. As of November 6, 1998, Anbee & Company, who was the record owner of 480,470 (44.29%) of the Institutional Service Shares, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by a majority vote of the shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the request of shareholders owning at least 10% of the Corporation's outstanding shares of all series entitled to vote.

TAX INFORMATION
FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Shares and Institutional Service Shares.

From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Shares performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Service Shares which are sold at net asset value to accounts for financial institutions and are subject to a minimum initial investment of $25,000 over a 90-day period.

Institutional Service Shares are distributed under a 12b-1 Plan adopted by the Fund.

Institutional Service Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Service Shares and Institutional Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Service Shares, investors may call 1-800-341-7400.

APPENDIX

STANDARD AND POOR'S LONG-TERM DEBT RATINGS

AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B-Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC-The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C-The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC., LONG-TERM DEBT RATINGS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

DUFF & PHELPS CREDIT RATING CO.

AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC-Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD-Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP-Preferred stock with dividend averages.

MOODY'S INVESTORS SERVICE, INC.
COMMERCIAL PAPER RATINGS

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime- 1 repayment capacity will normally be evidenced by the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earning coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS


A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC.
COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
FEDERATED LIMITED DURATION FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 36.

                                   YEAR ENDED
                                  SEPTEMBER 30,
                                    1998 1997
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.13       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           0.67         0.63
Net realized and unrealized gain (loss) on investments
and foreign currency                                            0.12         0.15
Total from investment operations                                0.79         0.78
LESS DISTRIBUTIONS
Distributions from net investment income                       (0.67)       (0.63)
Distributions from net realized gain on investments
and foreign currency transactions                              (0.02)       (0.02)
Total distributions                                            (0.69)       (0.65)
NET ASSET VALUE, END OF PERIOD                                $10.23       $10.13
TOTAL RETURN(A)                                                 7.53%        8.10%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                        0.62%        0.29%
Net investment income                                           6.03%        6.31%
Expense waiver/reimbursement(b)                                 1.94%       14.52%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $11,905       $2,724
Portfolio turnover                                                64%         109%


 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
FEDERATED LIMITED DURATION FUND
SEPTEMBER 30, 1998

PRINCIPAL
 AMOUNT                                                                                         VALUE
(A)ASSET-BACKED SECURITIES--37.7%
            AUTOMOBILE--10.8%
 $  208,991 AFG Receivables Trust 1996-D, Class A, 6.10%, 10/15/2001                     $       210,830
    162,635 AFG Receivables Trust 1997-A, Class C, 7.20%, 10/15/2002                             165,768
    125,092 AFG Receivables Trust 1997-B, Class C, 7.00%, 2/15/2003                              127,376
    482,931 CIT RV Trust 1994-A, Class A, 4.90%, 7/15/2009                                       483,138
     50,000 Chase Manhattan Auto Owner Trust 1997-A, Class A5, 6.50%,
            12/17/2001                                                                            51,619
     51,441 Daimler-Benz Auto Grantor Trust 1995-A, Class A, 5.85%, 5/15/2002                     51,601
    117,043 Honda Auto Receivables Grantor Trust 1995-A, Class A, 6.20%,
            12/15/2000                                                                           117,644
     55,976 Nationsbank Auto Grantor Trust, Class A, 5.85%, 6/15/2002                             56,265
    220,611 Olympic Automobile Receivables Trust 1994-A, Class CTF, 5.70%,
            1/15/2001                                                                            220,819
    440,349 (b)Paragon Auto Receivables Owner Trust 1998-A, Class B, 7.47%,
            11/15/2004                                                                           442,819
  1,000,000 (b)Paragon Auto Receivables Owner Trust 1998-B, Class B, 7.03%,
             3/15/2005                                                                         1,001,620
     50,000 (b)Team Fleet Financing Corp. Series 1997-1, Class B, 7.80%,
             5/15/2003                                                                            53,360
    567,539 Toyota Auto Receivables Grantor Trust 1997-A, Class A, 6.45%,
            4/15/2002                                                                            573,682
    190,490 World Omni Automobile Lease Securitization Trust 1996-A, Class A2,
            6.55%, 6/25/2002                                                                     191,066
    648,493 World Omni Automobile Lease Securitization Trust 1997-A, Class A3,
            6.85%, 6/25/2003                                                                     667,079
    150,000 Yamaha Motor Master Trust 1995-1, Class A, 6.20%, 5/15/2003                          153,202
            Total                                                                              4,567,888
            CREDIT CARD--8.3%
    150,000 Banco Nacional de Mexico S.A., Credit Card Merchant Voucher
            Receivables Master Trust Series 1996-A, Class A1, 6.25%, 12/1/2003                   149,976
    250,000 Circuit City Credit Card Master Trust 1995-1, Class A, 6.375%,
            8/15/2005                                                                            255,745
    250,000 Citibank Credit Card Master Trust 1998-1, Class A, 5.75%, 1/15/2003                  260,629
    246,000 Discover Card Master Trust 1993-1, Class B, 5.30%, 10/16/2001                        245,734
    215,000 Discover Card Master Trust I 1995-2, Class A, 6.55%, 2/18/2003                       220,794
    260,000 First USA Credit Card Master Trust 1997-6, Class A, 6.42%,
            3/15/2005                                                                            273,439
    239,693 Fleetwood Credit Corp. Grantor Trust 1996-B, Class A, 6.90%,
            3/15/2012                                                                            245,977
    200,000 Household Affinity Credit Card Master Trust 1993-1, Class B, 5.30%,
            9/15/2000                                                                            199,820
    285,000 Prime Credit Card Master Trust 1996-1, Class A, 6.70%, 7/15/2004                     296,822

FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                                         VALUE
(A)ASSET-BACKED SECURITIES--CONTINUED
            CREDIT CARD--CONTINUED
$ 1,000,000 Proffitt's Credit Card Master Trust 1998-2, Class B, 6.15%,
            9/15/2004                                                                       $  1,018,960
    300,000 Spiegel Master Trust 1994-B, Class A, 8.15%, 6/15/2004                               311,040
            Total                                                                              3,478,936
            HOME EQUITY LOAN--12.6%
    500,000 (b)125 Home Loan Owner Trust 1998-1, Class B-2, 12.16%, 2/15/2029                    504,375
    137,223 Advanta Home Equity Loan Trust 1992-1, Class A, 7.88%, 9/25/2008                     141,715
    700,000 Advanta Mortgage Loan Trust 1997-1, Class A2, 7.10%, 4/25/2020                       710,637
    205,959 Cityscape Home Equity Loan Trust 1996-2, Class A2, 7.20%, 4/25/2011                  207,828
    120,000 ContiMortgage Home Equity Loan Trust 1997-3, Class A5, 7.01%,
            8/15/2013                                                                            121,889
    250,000 ContiMortgage Home Equity Loan Trust 1997-5, Class B, 7.62%,
            1/15/2029                                                                            245,783
    500,000 ContiMortgage Home Equity Loan Trust 1997-1, Class B, 7.92%,
            3/15/2028                                                                            508,835
    613,000 Green Tree Home Impovement Loan Trust 1996-F, Class HI2, 7.70%,
            11/15/2027                                                                           621,980
    300,000 Green Tree Home Improvement Loan Trust 1997-A, Class HE6, 7.16%,
            3/15/2028                                                                            320,040
    481,015 Green Tree Home Improvement Loan Trust 1997-C, Class B2, 7.59%,
            8/15/2028                                                                            507,774
    500,000 Independent National Mortgage Corp. Home Equity 1997-A, Class BF,
            7.39%, 10/25/2028                                                                    497,265
    500,000 New Century Home Equity Loan Trust 1997-NC5, Class B, 7.59%,
            10/25/2028                                                                           495,000
    250,000 (b)Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%,
            12/25/2027                                                                           229,180
     95,000 TMS Home Equity Trust 1996-B, Class A7, 7.55%, 2/15/2020                              98,758
     80,300 UCFC Home Equity Loan 1995-A1, Class A5, 8.55%, 1/10/2020                             86,510
            Total                                                                              5,297,569
            MANUFACTURED HOUSING--4.1%
    160,063 Associates Manufactured Housing Certificates 1996-1, Class A-2,
            6.05%, 6/15/2027                                                                     165,591
    150,000 Green Tree Financial Corp. 1994-1, Class A3, 6.90%, 4/15/2019                        152,345
    250,000 Green Tree Financial Corp. 1996-2, Class B1, 7.55%, 4/15/2027                        257,605
    200,000 Green Tree Financial Corp. 1996-4, Class A4, 6.80%, 6/15/2027                        204,218
    534,705 Green Tree Financial Corp. 1997-3, Class A2, 6.49%, 7/15/2028                        536,924
    400,000 Oakwood Mortgage Investors, Inc. 1997-C, Class A2, 6.45%,
            11/15/2027                                                                           408,030
            Total                                                                              1,724,713
            OTHER--1.9%
    400,000 Advanta Equipment Receivables 1998-1, Class C, 6.49%, 12/15/2006                     402,400
    200,000 Centerior Energy Receivables Master Trust 1996-1, Class A, 7.20%,
            4/15/2002                                                                            210,336

FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                                         VALUE
(A)ASSET-BACKED SECURITIES--CONTINUED
            OTHER--CONTINUED
$   200,000 Copelco Capital Funding Corp. X 1997-A, Class A4, 6.47%, 4/20/2005              $    204,131
            Total                                                                                816,867
            TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $15,644,055)                       15,885,973
CORPORATE BONDS--20.6%
            AEROSPACE & DEFENSE--0.5%
    200,000 Raytheon Co., Note, 6.45%, 8/15/2002                                                 208,266
            AUTOMOBILE--0.5%
    200,000 Arvin Industries, Inc., Note, 6.875%, 2/15/2001                                      208,264
            BANKING--2.4%
    500,000 Dayton-Hudson Corp., Note, 5.95%, 6/15/2000                                          506,675
    500,000 KeyCorp, Note, 6.4275%, 7/1/2028                                                     487,540
            Total                                                                                994,215
            CABLE TELEVISION--0.5%
    200,000 TKR Cable, Inc., 10.50%, 10/30/2007                                                  221,560
            FINANCE - AUTOMOTIVE--2.5%
    945,000 Ford Motor Credit Corp., 8.55%, 4/8/2002                                           1,049,423
            FINANCE - RETAIL--0.4%
    150,000 Advanta Corp., Medium Term Note, 6.90%, 8/4/1999                                     149,201
            FINANCIAL INTERMEDIARIES--2.9%
    250,000 Lehman Brothers Holdings, Inc., Bond, 6.20%, 1/15/2002                               238,448
  1,000,000 Lehman Brothers Holdings, Inc., Medium Term Note, 6.00%, 2/26/2001                   967,880
            Total                                                                              1,206,328
            FOOD & DRUG RETAILERS--1.2%
    500,000 Great Atlantic & Pacific Tea Co., Inc., Global Bond Deb., 7.70%,
            1/15/2004                                                                            526,540
            FOREST PRODUCTS--0.5%
    200,000 Quno Corp., Sr. Note, 9.125%, 5/15/2005                                              220,768
            GOVERNMENT AGENCY--0.4%
    200,000 Korea Development Bank, Bond, 7.125%, 9/17/2001                                      174,038
            INDUSTRIAL PRODUCTS & EQUIPMENT--1.5%
    600,000 Figgie International Holdings, Inc., Sr. Note, 9.875%, 10/1/1999                     621,036

FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                                         VALUE
CORPORATE BONDS--CONTINUED
            INSURANCE--1.8%
$   250,000 Conseco, Inc., Note, 6.40%, 2/10/2003                                           $    252,630
    250,000 HSB Group, Inc., Company Guarantee, 6.66%, 7/15/2027                                 247,828
    250,000 SunAmerica, Inc., Sr. Note, 6.20%, 10/31/1999                                        252,430
            Total                                                                                752,888
            METALS & MINING--1.0%
    500,000 Inco Ltd., Conv. Bond, 5.75%, 7/1/2004                                               426,095
            OIL & GAS--0.6%
    250,000 Occidental Petroleum Corp., Note, 8.50%, 9/15/2004                                   256,235
            PRINTING & PUBLISHING--0.2%
     75,000 Valassis Communication, Inc., Sr. Note, 9.55%, 12/1/2003                              88,431
            RETAILERS--1.7%
    150,000 Riggs National Corp., Sub. Note, 8.50%, 2/1/2006                                     158,103
     50,000 Shopko Stores, Inc., 8.50%, 3/15/2002                                                 53,463
    500,000 Wal-Mart Stores, Inc., Note, 5.85%, 6/1/2000                                         508,064
            Total                                                                                719,630
            SOVEREIGN--0.3%
    150,000 Export-Import Bank Korea, 7.10%, 3/15/2007                                           124,997
            UTILITIES--1.7%
    250,000 Camuzzi Gas, 9.25%, 12/15/2001                                                       222,500
    200,000 (b)Hidroelectrica Alicura, Deb., 8.375%, 3/15/1999                                   186,000
    200,000 Long Island Lighting Co., Deb., 9.00%, 11/1/2022                                     230,566
    100,000 Pennsylvania Power & Light Co., 9.25%, 10/1/2019                                     107,413
            Total                                                                                746,479
            TOTAL CORPORATE BONDS (IDENTIFIED COST $8,700,446)                                 8,694,394
COLLATERALIZED MORTGAGE OBLIGATIONS--11.8%
    409,157 (b)Bayview Financial Acquisition Trust 1998-1, Class M-II-3,
             7.098%, 5/25/2029                                                                   407,942
    476,688 (b)Bayview Financial Acquisition Trust 1998-1, Class M-II-4,
             7.398%, 5/25/2029                                                                   469,537
    188,871 (b)C-BASS ABS, LLC (Series 1997-1), Class A-1, 6.903%, 2/1/2017                      189,815
    500,000 Countrywide Home Loans 1997-5, (Series 1997-5), Class A-3, 7.50%,
             9/25/2027                                                                           504,109
    405,000 Federal National Mortgage Association, (Series 1993-32), Class H,
             6.00%, 3/25/2023                                                                    411,087

FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                                         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
$    94,100 (b)GE Capital Mortgage Services, Inc. 1994-3, (Series 1994-3),
            Class B4, 6.50%, 1/25/2024                                                      $     73,840
    308,784 (b)Greenwich Capital Acceptance, Inc. Subordinate Mortgage
            Securities Trust 1996-A, (Series 1996-A), Class B, 7.592%,
            6/15/2019                                                                            293,635
    100,000 (b)K Mart CMBS Financing, Inc., (Series 1997-1), Class D, 6.756%,
            3/1/2007                                                                             100,063
    250,000 (b)Nomura Depositor Trust Commercial Mortgage Pass-Thru 1998-ST I,
            (Series 1998-STI), Class A-3, 6.220%, 11/15/2003                                     245,078
    500,000 (b)Nomura Depositor Trust Commercial Mortgage Pass-Thru 1998-ST I,
            (Series 1998-STI), Class A-5, 6.839%, 1/15/2003                                      500,000
    198,631 Residential Accredit Loans, Inc. 1996-QS8, (Series 1996-QS8), Class
            A3, 7.05%, 12/25/2026                                                                199,796
    250,000 Residential Accredit Loans, Inc. 1997-QS2, Class A3, 7.25%,
            3/25/2027                                                                            250,302
  1,000,000 Residential Asset Securitization Trust 1997-A7, (Series 1997-A7),
            Class A5, 7.50%, 9/25/2027                                                         1,080,050
    197,402 SMFC Trust Asset-Backed Certificates, (Series 1997-A), Class 4,
            7.7191%, 1/28/2025                                                                   178,649
  3,830,687 Vendee Mortgage Trust 1995-1C, (Series 1995-1C), Class 3IO, .2925%,
            2/15/2025                                                                             49,070
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST
            $4,897,954)                                                                        4,952,973
PREFERRED STOCKS--0.6%
            STEEL--0.6%
     10,000 USX Capital LLC, Pfd., Series A (IDENTIFIED COST $254,375)                           248,750
GOVERNMENTS/AGENCIES--4.1%
    500,000 Federal Home Loan Bank System, Sr. Note, 5.80%, 9/2/2008                             532,090
    388,951 Government National Mortgage Association, ARM, 6.88% 1/20/2022                       396,617
    318,969 Government National Mortgage Association, Pool 423843, 8.50%,
            8/15/2026                                                                            337,211
    422,512 Government National Mortgage Association, Pool 780360, 11.00%,
            9/15/2015                                                                            476,120
            TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $1,712,009)                            1,742,038
U.S. TREASURY--16.4%
    250,000 United States Treasury Note, 5.375%, 6/30/2003                                       261,434
    500,000 United States Treasury Note, 5.625%, 5/15/2001                                       517,030
    500,000 United States Treasury Note, 5.625%, 5/15/2008                                       547,030
  5,150,000 United States Treasury Note, 5.750%, 11/15/2000                                    5,292,604
    245,000 United States Treasury Note, 6.625%, 5/15/2007                                       282,571
            TOTAL U.S. TREASURY (IDENTIFIED COST $6,771,572)                                   6,900,669

FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                                         VALUE
(C)REPURCHASE AGREEMENT--10.8%
$ 4,550,000 Credit Suisse First Boston, Inc., 5.50%, dated 9/30/1998, due 10/1/1998
            (AT AMORTIZED COST)                                                              $ 4,550,000
            TOTAL INVESTMENTS (IDENTIFIED COST $42,530,411)(D)                               $42,974,797

 (a) Because of monthly principal payments, the average lives of the Assets-Backed Securities, Collateralized Mortgage Obligations and certain Government Agency Securities are less than the indicated periods.
 (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1998, these securities amounted to $4,697,264, which represents 11.2% of net assets.
 (c) The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
 (d) The cost of investments for federal tax purposes amounts to $42,530,411. The net unrealized appreciation of investments on a federal tax basis amounts to $444,386 which is comprised of $640,769 appreciation and $196,383 depreciation at September 30, 1998. Note: The categories of investments are shown as a percentage of net assets ($42,124,039) at September 30, 1998.

The following acronyms are used throughout this portfolio:
ARM --Adjustable Rate Mortgage
GNMA--Government National Mortgage Association
LLC --Limited Liability Corporation

(See Notes which are an integral part of the Financial Statements) STATEMENT OF ASSETS AND LIABILITIES
FEDERATED LIMITED DURATION FUND
SEPTEMBER 30, 1998

ASSETS:
Investments in repurchase agreements                                      $ 4,550,000
Investments in securities                                                  38,424,797
Total investments in securities, at value (identified and tax cost
$42,530,411)                                                                             $42,974,797
Income receivable                                                                            439,423
Receivable for shares sold                                                                       780
Total assets                                                                              43,415,000
LIABILITIES:
Payable for investments purchased                                           1,012,500
Payable for shares redeemed                                                    26,657
Income distribution payable                                                   146,895
Payable to Bank                                                                74,928
Accrued expenses                                                               29,981
Total liabilities                                                                           1,290,961
NET ASSETS for 4,119,242 shares outstanding                                               $42,124,039
NET ASSETS CONSIST OF:
Paid in capital                                                                           $41,699,658
Net unrealized appreciation of investments and translation of assets
and liabilities in foreign currency                                                           444,386
Accumulated net realized loss on investments and foreign currency
transactions                                                                                  (15,312)
Accumulated distributions in excess of net investment income                                   (4,693)
Total net assets                                                                          $42,124,039
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$30,219,462 / 2,955,053 shares outstanding                                                     $10.23
INSTITUTIONAL SERVICE SHARES:
$11,904,577 / 1,164,189 shares outstanding                                                     $10.23


(See Notes which are an integral part of the Financial Statements) STATEMENT OF OPERATIONS
FEDERATED LIMITED DURATION FUND

YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
Dividends                                                                                         $    9,115
Interest                                                                                           1,505,733
Total income                                                                                       1,514,848
EXPENSES:
Investment advisory fee                                                                $  91,284
Administrative personnel and services fee                                                155,001
Custodian fees                                                                             3,986
Transfer and dividend disbursing agent fees and expenses                                  43,108
Directors'/Trustees' fees                                                                  4,723
Auditing fees                                                                             10,355
Legal fees                                                                                 1,947
Portfolio accounting fees                                                                 64,622
Distribution services fee--Institutional Service Shares                                   14,703
Shareholder services fee--Institutional Shares                                            42,349
Shareholder services fee--Institutional Service Shares                                    14,703
Share registration costs                                                                  60,567
Printing and postage                                                                      24,098
Insurance premiums                                                                         3,000
Taxes                                                                                         50
Total expenses                                                                           534,496
Waivers--
Waiver of investment advisory fee                                      $ (91,284)
Waiver of distribution services fee--Institutional Service Shares        (11,763)
Waiver of shareholder services fee--Institutional Shares                 (42,349)
Reimbursement of other operating expenses                               (298,580)
Total waivers and reimbursements                                                        (443,976)
Net expenses                                                                                          90,520
Net investment income                                                                              1,424,328
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized loss on investments and foreign currency transactions                                   (25,503)
Net change in unrealized appreciation of investments and
translation of assets and liabilities in
foreign currency                                                                                     385,862
Net realized and unrealized gain on investments and
foreign currency                                                                                     360,359
Change in net assets resulting from operations                                                    $1,784,687


(See Notes which are an integral part of the Financial Statements) STATEMENT OF CHANGES IN NET ASSETS
FEDERATED LIMITED DURATION FUND

                                                                    YEAR ENDED SEPTEMBER 30,
                                                                         1998         1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $  1,424,328     $    396,602
Net realized gain (loss) on investments and foreign currency transactions ($21,213) and $28,563, respectively, as computed for
federal tax purposes)                                                    (25,503)          41,450
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency                385,862           61,248
Change in net assets resulting from operations                         1,784,687          499,300
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                  (1,028,007)        (351,005)
Institutional Service Shares                                            (406,658)         (45,407)
Distributions from net realized gains on investments and foreign currency transactions
Institutional Shares                                                     (13,500)         (10,211)
Institutional Service Shares                                              (4,805)             (11)
Change in net assets resulting from distributions to shareholders     (1,452,970)        (406,634)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                          37,046,762       21,728,448
Net asset value of shares issued to shareholders in payment of
distributions declared                                                   229,582            4,418
Cost of shares redeemed                                               (5,797,404)     (11,512,650)
Change in net assets resulting from share transactions                31,478,940       10,220,216
Change in net assets                                                  31,810,657       10,312,882
NET ASSETS:
Beginning of period                                                   10,313,382              500
End of period (including distributions in excess of net investment income of ($4,693) and undistributed net investment income of
$13,080, respectively)                                              $ 42,124,039     $ 10,313,382

(See Notes which are an integral part of the Financial Statements) NOTES TO FINANCIAL STATEMENTS
FEDERATED LIMITED DURATION FUND

SEPTEMBER 30, 1998

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Limited Duration Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With repect to valuation of foreign secrurities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securites quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and paydowns. Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Additionally, net capital losses of $8,983 attributable to security transactions incurred after September 30, 1998, are treated as arising on the first day of the Fund's next taxable year.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At September 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $5,965, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR     EXPIRATION AMOUNT
   2006                  $5,965


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securitites or foreign currency exchange transactions. Purchase contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may rise upon entering these transactions from potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investment.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sale of FCs, currencies gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at September 30, 1998 is as follows:

SECURITY                            ACQUISITION DATE   ACQUISITION COST
125 Home Loan Owner Trust               8/10/1998         $499,844
C-BASS ABS                              2/27/1997          189,638
Greenwich Capital Acceptance, Inc.      7/30/1997          300,543
Normura Depositor Trust Commercial      2/04/1998          500,000
Paragon Auto Receivable Owner Trust     9/10/1998          999,876


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At September 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                  NUMBER OF
                                  PAR VALUE
                                 CAPITAL STOCK
CLASS NAME                        AUTHORIZED
Institutional Shares            1,000,000,000
Institutional Service Shares    1,000,000,000

Transactions in capital stock were as follows:

                                                                           YEAR ENDED SEPTEMBER 30,
                                                                           1998                     1997
INSTITUTIONAL SHARES                                                 SHARES    AMOUNT         SHARES     AMOUNT
Shares sold                                                        2,568,633  $26,072,998   1,888,493  $ 18,917,589
Shares issued to shareholders in payment of distributions declared    13,782      140,038         380         3,834
Shares redeemed                                                     (376,449)  (3,821,931) (1,139,806)  (11,407,045)
Net change resulting from Institutional share transactions         2,205,966  $22,391,105     749,067  $  7,514,378
                                                                            YEAR ENDED SEPTEMBER 30,
                                                                            1998                      1997
INSTITUTIONAL SERVICE SHARES                                         SHARES     AMOUNT         SHARES      AMOUNT
Shares sold                                                        1,080,982  $10,973,764     279,256  $  2,810,859
Shares issued to shareholders in payment of distributions declared     8,803       89,544          58           584
Shares redeemed                                                     (194,467)  (1,975,473)    (10,473)     (105,605)
Net change resulting from Institutional Service Share transactions   895,318  $ 9,087,835     268,841  $  2,705,838
Net change resulting from share transactions                       3,101,284  $31,478,940   1,017,908  $ 10,220,216


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the of the Institutional Service Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1998, were as follows:

PURCHASES       $44,712,204
SALES           $13,631,489

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Directors of Federated Total Return Series, Inc.
and Shareholders of Federated Limited Duration Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Limited Duration Fund (one of the portfolios constituting the Federated Total Return Series, Inc.), as of September 30, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Limited Duration Fund of the Federated Total Return Series, Inc., at September 30, 1998, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
November 13, 1998

Federated Limited Duration Fund


(A Portfolio of Federated Total Return Series, Inc.)

Institutional Shares
>
PROSPECTUS
NOVEMBER 30, 1998

A Diversified Portfolio of
Federated Total Return Series, Inc.
an Open-End, Management Investment Company

FEDERATED LIMITED DURATION FUND

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Claredon Street
Boston, MA 02116

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 31428Q408
G01744-01-IS (11/98)


[Graphic]







Federated Limited Duration Fund

(A Portfolio of Federated Total Return Series, Inc.)
Institutional Service Shares

PROSPECTUS
The Institutional Service Shares of Federated Limited Duration Fund (the "Fund") offered by this prospectus represent interests in a diversified investment portfolio of Federated Total Return Series, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to provide total return. The Fund pursues this investment objective by seeking value among most sectors of fixed income securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Service Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated November 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus if you have received your prospectus electronically, free of charge by calling 1- 800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed on the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated November 30, 1998


TABLE OF CONTENTS

Summary of Fund Expenses  1

Financial Highlights-Institutional Service Shares  2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Limitations   12

Hub and Spoke [Registered Trademark] Option   12

Net Asset Value   12

Investing in Institutional Service Shares   12

Share Purchases   12

Minimum Investment Required   13

What Shares Cost   13

Confirmations and Account Statements   13

Dividends and Distributions   13

Redeeming Institutional Service Shares   13

Telephone Redemption   13

Written Requests   14

Accounts with Low Balances   14

Fund Information   14

Management of the Fund   14

Distribution of Institutional Service Shares   15

Administration of the Fund   16

Shareholder Information   16

Voting Rights   16

Tax Information   16

Federal Income Tax   16

State and Local Taxes   17

Performance Information   17

Other Classes of Shares   17

Appendix   17

Financial Highlights-Institutional Shares   21

Financial Statements  22

Report of Ernst & Young LLP, Independent Auditors  36

SUMMARY OF FUND EXPENSES

INSTITUTIONAL SERVICE SHARES
SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends ( as a percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
None Redemption Fee (as a percentage of amount redeemed, if applicable) None
Exchange Fee None           ANNUAL OPERATING EXPENSES (As a percentage of projected average net assets)         Management Fee (after waiver)(1) 0.00%
12b-1 Fee (after waiver)(2) 0.05% Total Other Expenses (after expense reimbursement) 0.57% Shareholder Services Fee 0.25% Total Operating Expenses
(after waivers and expense reimbursements)(3) 0.62%

 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.
 (2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.

 (3) The total operating expenses would have been 2.56% absent the voluntary waivers of the management fee and the 12b-1 fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various cost and expenses that a shareholder of Institutional Service Shares of the fund will bear, either directly or indirectly. For more complete descriptions of the varous costs and expenses, see "Investing in Institutional Service Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                              $ 6
3 Years                                                             $20
5 Years                                                             $35
10 Years                                                            $77



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
FEDERATED LIMITED DURATION FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 36.

                                                                       YEAR ENDED
                                                                       SEPTEMBER 30,
                                                                       1998     1997
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.13    $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                  0.67      0.63
Net realized and unrealized gain (loss) on investments and foreign
currency                                                               0.12      0.15
Total from investment operations                                       0.79      0.78
LESS DISTRIBUTIONS
Distributions from net investment income                              (0.67)    (0.63)
Distributions from net realized gain on investments and foreign
currency transactions                                                 (0.02)    (0.02)
Total distributions                                                   (0.69)    (0.65)
NET ASSET VALUE, END OF PERIOD                                       $10.23    $10.13
TOTAL RETURN(A)                                                        7.53%     8.10%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                               0.62%     0.29%
Net investment income                                                  6.03%     6.31%
Expense waiver/reimbursement(b)                                        1.94%    14.52%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                             $11,905    $2,724
Portfolio turnover                                                       64%      109%


 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Corporation was incorporated under the laws of the State of Maryland on October 11, 1993. On March 21, 1995, the name of the Corporation was changed from "Insight Institutional Series, Inc." to "Federated Total Return Series, Inc." On May 14, 1997, the Board of Directors (the "Directors") approved the Fund's name change from Federated Total Return Limited Duration Fund to Federated Limited Duration Fund. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established two classes of shares for Federated Limited Duration Fund: Institutional Service Shares and Institutional Shares. This prospectus relates only to the Institutional Service Shares of Federated Limited Duration Fund.


Institutional Service Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio investing primarily in fixed income securities. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are sold and redeemed at net asset value without a sales charge imposed by the Fund.


YEAR 2000 STATEMENT
Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.


INVESTMENT INFORMATION
INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide total return. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in a diversified portfolio of fixed income securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in domestic investment grade debt securities. Investment grade debt securities are rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") (AAA, AA, A or BBB by Standard & Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Rating Service Co. ("Duff & Phelps") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or which are of comparable quality in the judgment of the adviser. Downgraded securities will be evaluated on a case-by-case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. The remainder of the Fund's assets may be invested in any of the securities discussed below. The Fund's weighted-average portfolio duration will at all times be limited to three years or less. (See the section entitled "Average Portfolio Duration" in this Prospectus.) Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.


ACCEPTABLE INVESTMENTS
The Fund invests in a professionally managed, diversified portfolio consisting primarily of corporate debt obligations, U.S. and foreign government obligations, and mortgage-backed and asset-backed securities. The Fund may also invest in convertible securities. The Fund may also invest in derivative instruments of such securities (including instruments with demand features or credit enhancement and stripped mortgage-backed securities), as well as money market instruments and cash.

The securities in which the Fund invests principally are:
* domestic (i.e., issued in the United States) and foreign issues of corporate debt obligations as well as domestic and foreign issues of obligations of foreign governments and/or their instrumentalities having floating or fixed rates of interest; * obligations issued or guaranteed as to payment of principal and interest by the U.S. government, or its agencies or instrumentalities; * mortgage-backed securities; * asset-backed securities; * municipal securities; * commercial paper which matures in 270 days or less; * time deposits (including savings deposits and certificates of deposit) and bankers' acceptances in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100 million in capital; and
* repurchase agreements collateralized by eligible investments.

CORPORATE AND FOREIGN GOVERNMENT/AGENCY DEBT OBLIGATIONS The Fund invests in corporate and foreign government/agency debt obligations, including bonds, notes, medium term notes, and debentures, which may have floating or fixed rates of interest. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

FLOATING RATE DEBT OBLIGATIONS
The Fund expects to invest in floating rate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

FIXED RATE DEBT OBLIGATIONS
The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

VARIABLE RATE DEMAND NOTES
Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

U.S. GOVERNMENT SECURITIES
The Fund may invest in U.S. government securities, which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations (including mortgage-backed securities, bonds, notes and discount notes) issued or guaranteed by the following U.S. government agencies or instrumentalities: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which are permissible investments which may not always receive financial support from the U.S. government are:
Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Federal Home Loan Banks; Federal National Mortgage Association; Student Loan Marketing Association; and Federal Home Loan Mortgage Corporation.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently four basic types of mortgage-backed securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.


The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")
ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Fund invests include, but are not limited to, securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. ARMS may also be collateralized by whole loans or private pass-through securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")
CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae, or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities. CMOs may have fixed or floating rates of interest.

The Fund may invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (iii) other securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES
Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal are received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on many types of asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

FOREIGN SECURITIES
The Fund may invest in foreign securities. Foreign securities do not include American Depository Receipts, but do include foreign securities not publicly traded in the United States. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The Fund may invest more than 10% in foreign securities.

RISKS

The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of assets, political or social instability, ability to obtain or enforce court judgments abroad, and adverse diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issues; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

CURRENCY RISKS
Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

The Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund attempts to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or denominated in a currency or currencies that the adviser believes will reflect a high degree of correlation with the currency with regard to price movements. The Fund generally will not enter into forward foreign currency exchange contracts with a term longer than one year.

STRIPPED MORTGAGE-BACKED SECURITIES
The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are derivative multi-class securities which may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, such as savings associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing organizations. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of the other types of mortgage-related securities in which the Fund invests. Principal-only stripped mortgage-backed securities are used primarily to hedge against interest rate risk to the capital assets of the Fund in a changing interest rate environment. A principal-only investor is assured of receiving cash flows in the amount of principal purchased-the unknown is when the cash flows will be received. Interest-only investments over the life of the investment horizon may not receive cash flows in the amount of the original investment.

MUNICIPAL SECURITIES
Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which can or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security.), LYONS (Liquid Yield Option Notes which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock which are an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).


Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it. See "High Yield Debt Obligations."

BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution that has capital, surplus, and undivided profits over $100 million or is insured by the BIF or the SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information.


CREDIT FACILITIES
Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit, or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.


DEMAND FEATURES
The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

INTEREST RATE SWAPS
As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments, its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

FINANCIAL AND FOREIGN CURRENCY FUTURES AND OPTIONS ON FUTURES The Fund may purchase and sell financial and foreign currency futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future, while foreign currency futures contracts call for the delivery of either U.S. or foreign currency at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write (sell) or purchase put and call options on financial and foreign currency futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call or put option on a futures contract, it is undertaking the obligation of selling or purchasing, respectively, a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a call or put option on a futures contract, the Fund is entitled (but not obligated) to buy or sell, respectively, a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS
When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the instruments subject to the futures contracts may not correlate perfectly with the prices of the instruments in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio's holdings to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

HIGH-YIELD DEBT OBLIGATIONS

The Fund may invest up to but not including 35% of its total assets in debt securities that are not investment-grade but are rated BB or lower by an NRSRO (or, if unrated, determined by the adviser to be of comparable quality). Some of these securities may involve equity characteristics. The Fund may invest in equity securities, including unit offerings which combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. Securities which are rated BB or lower by a nationally recognized statistical rating organization are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. These securities are commonly referred to as "junk bonds." A description of the rating categories for the permissible investments are contained in the Appendix to this Prospectus.


The Fund may invest in the High-Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High- Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High-Yield Bond Portfolio currently is not charged an advisory fee and is sold without any sales charge. The High-Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High-Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High- Yield Bond Portfolio.

RISKS
Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, lower-rated bonds tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower- rated bonds may be more difficult to dispose of or to value than higher- rated, lower-yielding bonds.

The Fund's investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

DERIVATIVE CONTRACTS AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." Some securities, such as stock rights, warrants and convertible securities, although not typically referred to as derivatives, contain options that may affect their value and performance. Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies, and limitations.


AVERAGE PORTFOLIO DURATION
Although the Fund will not maintain a stable net asset value, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of total return, the magnitude of fluctuations in the Fund's net asset value by limiting the dollar-weighted average duration of the Fund's portfolio. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average duration will not exceed three years.

TOTAL RETURN
The "total return" sought by the Fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and successful use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio.

REPURCHASE AGREEMENTS
Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

RESTRICTED AND ILLIQUID SECURITIES
The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, interest rate swaps, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER
Securities in the Fund's portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs.

INVESTMENT LIMITATIONS The Fund will not:
* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge its assets to secure such borrowings; or * with respect to 75% of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, and repurchase agreements collateralized by such securities) or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

HUB AND SPOKE [Registered Trademark] OPTION
If the Directors determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (who is an affiliate of Federated Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Directors. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

NET ASSET VALUE
The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SERVICE SHARES
SHARE PURCHASES
Shares are sold at their net asset value, without a sales charge, next determined after an order is received on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or mail.

To purchase shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares of the Fund by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to:
Federated Limited Duration Fund-Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.


BY MAIL

To purchase shares of the Fund by mail, send a check made payable to Federated Limited Duration Fund-Institutional Service Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266- 8600. Orders by mail are considered received when payment by check is converted by State Street Bank & Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in the Fund is $25,000 plus any non-affiliated bank or broker's fee. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST
Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS AND DISTRIBUTIONS
Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at net asset value, unless cash payments are requested by shareholders on the application or by writing to Federated Securities Corp.

Dividends are declared just prior to determining net asset value. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds.

Shares earn dividends through the business day that proper redemption instructions are received by State Street Bank.

REDEEMING INSTITUTIONAL SERVICE SHARES
The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION
Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS
Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 2266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Federated Limited Duration Fund- Institutional Service Shares; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

FUND INFORMATION
MANAGEMENT OF THE FUND
BOARD OF DIRECTORS
The Fund is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Board of Directors handles the Directors' responsibilities between meetings of the Directors.

INVESTMENT ADVISER
Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Directors. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES
The Fund's adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the adviser, the adviser may voluntarily waive some or all of its fee. The adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.


Both the Corporation and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors and could result in severe penalties.

PORTFOLIO MANAGER'S BACKGROUND

Randall S. Bauer has been a portfolio manager of the Fund since inception. Mr. Bauer joined Federated Investors, Inc. or its predecessor in 1989 and has been a Vice President of the Fund's investment adviser and Federated Research Corp. since 1994. Mr. Bauer was an Assistant Vice President of the Fund's investment adviser and Federated Research Corp. from 1989 to 1993. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

Robert K. Kinsey has been a portfolio manager of the Fund since May 1997. Mr. Kinsey joined Federated Investors, Inc. or its predecessor in 1995 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's adviser and Federated Research Corp. since
March 1997. From 1992 to 1995, he served as a Portfolio Manager for Harris Investment Management Co., Inc. Mr. Kinsey received his M.B.A. in Finance from U.C.L.A.

Mark E. Durbiano has been the portfolio manager for the high yield corporate bonds asset category of the Fund since inception. Mr. Durbiano joined Federated Investors, Inc. or its predecessor in 1982 and has been a Senior Vice President of the Fund's adviser and Federated Research Corp. since January 1996. Mr. Durbiano was a Vice President of the Fund's adviser and Federated Research Corp. from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES
Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of 0.25% of the average daily net asset value of Institutional Service Shares of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.


In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of Shares to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.


SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS
In addition to payments made pursuant to the Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND
ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. ("Federated Funds") as specified below:

MAXIMUM            AVERAGE AGGREGATE
 FEE               DAILY NET ASSETS
0.150%        on the first $250 million
0.125%         on the next $250 million
0.100%         on the next $250 million
0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose to voluntarily waive a portion of its fee.

SHAREHOLDER INFORMATION
VOTING RIGHTS

Each Share of the Fund is entitled to one vote at all meetings of shareholders. All shares of all portfolios in the Corporation have equal voting rights except that in matters affecting only a particular portfolio or class of shares, only shares of that portfolio or class of shares are entitled to vote. As of November 6, 1998, Anbee & Company, who was the record owner of 480,470 (44.29%) of the Institutional Service Shares, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by a majority vote of the shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the request of shareholders owning at least 10% of the Corporation's outstanding shares of all series entitled to vote.

TAX INFORMATION
FEDERAL INCOME TAX
The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Service Shares and Institutional Shares.

From time to time, advertisements for the Fund's Institutional Service Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Service Shares performance to certain indices.

OTHER CLASSES OF SHARES
The Fund also offers another class of shares called Institutional Shares which are sold at net asset value to accounts for financial institutions and are subject to a minimum initial investment of $100,000 over a 90-day period.

Institutional Shares are distributed with no 12b-1 Plan.

Institutional Shares and Institutional Service Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Institutional Service Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400.

APPENDIX
STANDARD AND POOR'S LONG-TERM DEBT RATINGS

AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B-Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC-The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C-The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC., LONG-TERM DEBT RATINGS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

DUFF & PHELPS CREDIT RATING CO.
AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC-Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD-Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP-Preferred stock with dividend averages.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime- 1 repayment capacity will normally be evidenced by the following characteristics:

* Leading market positions in well established industries.

* High rates of return on funds employed.

* Conservative capitalization structure with moderate reliance on debt and ample asset protection.

* Broad margins in earning coverage of fixed financial charges and high internal cash generation.

* Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS
FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
FEDERATED LIMITED DURATION FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 36.

                                                                        YEAR ENDED
                                                                       SEPTEMBER 30,
                                                                       1998     1997
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.13    $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                  0.70      0.66
Net realized and unrealized gain (loss) on investments and foreign
currency                                                               0.12      0.14
Total from investment operations                                       0.82      0.80
LESS DISTRIBUTIONS
Distributions from net investment income                              (0.70)    (0.65 )
Distributions from net realized gain on investments and foreign
currency transactions                                                 (0.02)    (0.02 )
Total distributions                                                   (0.72)    (0.67 )
NET ASSET VALUE, END OF PERIOD                                       $10.23    $10.13
TOTAL RETURN(A)                                                        7.85%     8.27%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                               0.32%     0.00%
Net investment income                                                  6.31%     6.47%
Expense waiver/reimbursement(b)                                        1.95%     8.74%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                             $30,219    $7,589
Portfolio turnover                                                       64%      109%


 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
FEDERATED LIMITED DURATION FUND

SEPTEMBER 30, 1998

PRINCIPAL
 AMOUNT                                                                                VALUE
(A)ASSET-BACKED SECURITIES--37.7%
            AUTOMOBILE--10.8%
 $  208,991 AFG Receivables Trust 1996-D, Class A, 6.10%, 10/15/2001              $   210,830
    162,635 AFG Receivables Trust 1997-A, Class C, 7.20%, 10/15/2002                  165,768
    125,092 AFG Receivables Trust 1997-B, Class C, 7.00%, 2/15/2003                   127,376
    482,931 CIT RV Trust 1994-A, Class A, 4.90%, 7/15/2009                            483,138
     50,000 Chase Manhattan Auto Owner Trust 1997-A, Class A5, 6.50%, 12/17/
            2001                                                                       51,619
     51,441 Daimler-Benz Auto Grantor Trust 1995-A, Class A, 5.85%, 5/15/2002
    51,601 117,043 Honda Auto Receivables Grantor Trust 1995-A, Class A, 6.20%,
    12/15/
            2000                                                                      117,644
     55,976 Nationsbank Auto Grantor Trust, Class A, 5.85%, 6/15/2002                  56,265
    220,611 Olympic Automobile Receivables Trust 1994-A, Class CTF, 5.70%, 1/
            15/2001                                                                   220,819
    440,349 (b)Paragon Auto Receivables Owner Trust 1998-A, Class B, 7.47%, 11/
            15/2004                                                                   442,819
  1,000,000 (b)Paragon Auto Receivables Owner Trust 1998-B, Class B, 7.03%, 3/
            15/2005                                                                 1,001,620
     50,000 (b)Team Fleet Financing Corp. Series 1997-1, Class B, 7.80%, 5/15/
            2003                                                                       53,360
    567,539 Toyota Auto Receivables Grantor Trust 1997-A, Class A, 6.45%, 4/15/
            2002                                                                      573,682
    190,490 World Omni Automobile Lease Securitization Trust 1996-A, Class A2,
            6.55%, 6/25/2002                                                          191,066
    648,493 World Omni Automobile Lease Securitization Trust 1997-A, Class A3,
            6.85%, 6/25/2003                                                          667,079
    150,000 Yamaha Motor Master Trust 1995-1, Class A, 6.20%, 5/15/2003               153,202
            Total                                                                   4,567,888
            CREDIT CARD--8.3%
    150,000 Banco Nacional de Mexico S.A., Credit Card Merchant Voucher
            Receivables Master Trust Series 1996-A, Class A1, 6.25%, 12/1/2003        149,976
    250,000 Circuit City Credit Card Master Trust 1995-1, Class A, 6.375%, 8/
            15/2005                                                                   255,745
    250,000 Citibank Credit Card Master Trust 1998-1, Class A, 5.75%, 1/15/2003       260,629
    246,000 Discover Card Master Trust 1993-1, Class B, 5.30%, 10/16/2001             245,734
    215,000 Discover Card Master Trust I 1995-2, Class A, 6.55%, 2/18/2003            220,794
    260,000 First USA Credit Card Master Trust 1997-6, Class A, 6.42%, 3/15/
            2005                                                                      273,439
    239,693 Fleetwood Credit Corp. Grantor Trust 1996-B, Class A, 6.90%, 3/15/
            2012                                                                      245,977
    200,000 Household Affinity Credit Card Master Trust 1993-1, Class B, 5.30%,
            9/15/2000                                                                 199,820
    285,000 Prime Credit Card Master Trust 1996-1, Class A, 6.70%, 7/15/2004          296,822


FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
(A)ASSET-BACKED SECURITIES--CONTINUED
            CREDIT CARD--CONTINUED
$ 1,000,000 Proffitt's Credit Card Master Trust 1998-2, Class B, 6.15%, 9/15/
            2004                                                                 $  1,018,960
    300,000 Spiegel Master Trust 1994-B, Class A, 8.15%, 6/15/2004                    311,040
            Total                                                                   3,478,936
            HOME EQUITY LOAN--12.6%
    500,000 (b)125 Home Loan Owner Trust 1998-1, Class B-2, 12.16%, 2/15/2029         504,375
    137,223 Advanta Home Equity Loan Trust 1992-1, Class A, 7.88%, 9/25/2008          141,715
    700,000 Advanta Mortgage Loan Trust 1997-1, Class A2, 7.10%, 4/25/2020            710,637
    205,959 Cityscape Home Equity Loan Trust 1996-2, Class A2, 7.20%, 4/25/2011       207,828
    120,000 ContiMortgage Home Equity Loan Trust 1997-3, Class A5, 7.01%, 8/15/
            2013                                                                      121,889
    250,000 ContiMortgage Home Equity Loan Trust 1997-5, Class B, 7.62%, 1/15/
            2029                                                                      245,783
    500,000 ContiMortgage Home Equity Loan Trust 1997-1, Class B, 7.92%, 3/15/
            2028                                                                      508,835
    613,000 Green Tree Home Impovement Loan Trust 1996-F, Class HI2, 7.70%, 11/
            15/2027                                                                   621,980
    300,000 Green Tree Home Improvement Loan Trust 1997-A, Class HE6, 7.16%, 3/
            15/2028                                                                   320,040
    481,015 Green Tree Home Improvement Loan Trust 1997-C, Class B2, 7.59%, 8/
            15/2028                                                                   507,774
    500,000 Independent National Mortgage Corp. Home Equity 1997-A, Class BF,
            7.39%, 10/25/2028                                                         497,265
    500,000 New Century Home Equity Loan Trust 1997-NC5, Class B, 7.59%, 10/25/
            2028                                                                      495,000
    250,000 (b)Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/
            2027                                                                      229,180
     95,000 TMS Home Equity Trust 1996-B, Class A7, 7.55%, 2/15/2020                   98,758
     80,300 UCFC Home Equity Loan 1995-A1, Class A5, 8.55%, 1/10/2020                  86,510
            Total                                                                   5,297,569
            MANUFACTURED HOUSING--4.1%
    160,063 Associates Manufactured Housing Certificates 1996-1, Class A-2,
            6.05%, 6/15/2027                                                          165,591
    150,000 Green Tree Financial Corp. 1994-1, Class A3, 6.90%, 4/15/2019             152,345
    250,000 Green Tree Financial Corp. 1996-2, Class B1, 7.55%, 4/15/2027             257,605
    200,000 Green Tree Financial Corp. 1996-4, Class A4, 6.80%, 6/15/2027             204,218
    534,705 Green Tree Financial Corp. 1997-3, Class A2, 6.49%, 7/15/2028             536,924
    400,000 Oakwood Mortgage Investors, Inc. 1997-C, Class A2, 6.45%, 11/15/
            2027                                                                      408,030
            Total                                                                   1,724,713
            OTHER--1.9%
    400,000 Advanta Equipment Receivables 1998-1, Class C, 6.49%, 12/15/2006
    402,400 200,000 Centerior Energy Receivables Master Trust 1996-1, Class A,
    7.20%,
            4/15/2002                                                                 210,336


FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
(A)ASSET-BACKED SECURITIES--CONTINUED
            OTHER--CONTINUED
$   200,000 Copelco Capital Funding Corp. X 1997-A, Class A4, 6.47%, 4/20/2005   $    204,131
            Total                                                                     816,867
            TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $15,644,055)            15,885,973
CORPORATE BONDS--20.6%
            AEROSPACE & DEFENSE--0.5%
    200,000 Raytheon Co., Note, 6.45%, 8/15/2002                                      208,266
            AUTOMOBILE--0.5%
    200,000 Arvin Industries, Inc., Note, 6.875%, 2/15/2001                           208,264
            BANKING--2.4%
    500,000 Dayton-Hudson Corp., Note, 5.95%, 6/15/2000                               506,675
    500,000 KeyCorp, Note, 6.4275%, 7/1/2028                                          487,540
            Total                                                                     994,215
            CABLE TELEVISION--0.5%
    200,000 TKR Cable, Inc., 10.50%, 10/30/2007                                       221,560
            FINANCE - AUTOMOTIVE--2.5%
    945,000 Ford Motor Credit Corp., 8.55%, 4/8/2002                                1,049,423
            FINANCE - RETAIL--0.4%
    150,000 Advanta Corp., Medium Term Note, 6.90%, 8/4/1999                          149,201
            FINANCIAL INTERMEDIARIES--2.9%
    250,000 Lehman Brothers Holdings, Inc., Bond, 6.20%, 1/15/2002                    238,448
  1,000,000 Lehman Brothers Holdings, Inc., Medium Term Note, 6.00%, 2/26/2001        967,880
            Total                                                                   1,206,328
            FOOD & DRUG RETAILERS--1.2%
    500,000 Great Atlantic & Pacific Tea Co., Inc., Global Bond Deb., 7.70%, 1/
            15/2004                                                                   526,540
            FOREST PRODUCTS--0.5%
    200,000 Quno Corp., Sr. Note, 9.125%, 5/15/2005                                   220,768
            GOVERNMENT AGENCY--0.4%
    200,000 Korea Development Bank, Bond, 7.125%, 9/17/2001                           174,038
            INDUSTRIAL PRODUCTS & EQUIPMENT--1.5%
    600,000 Figgie International Holdings, Inc., Sr. Note, 9.875%, 10/1/1999          621,036


FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
CORPORATE BONDS--CONTINUED
            INSURANCE--1.8%
$   250,000 Conseco, Inc., Note, 6.40%, 2/10/2003                                $    252,630
    250,000 HSB Group, Inc., Company Guarantee, 6.66%, 7/15/2027                      247,828
    250,000 SunAmerica, Inc., Sr. Note, 6.20%, 10/31/1999                             252,430
            Total                                                                     752,888
            METALS & MINING--1.0%
    500,000 Inco Ltd., Conv. Bond, 5.75%, 7/1/2004                                    426,095
            OIL & GAS--0.6%
    250,000 Occidental Petroleum Corp., Note, 8.50%, 9/15/2004                        256,235
            PRINTING & PUBLISHING--0.2%
     75,000 Valassis Communication, Inc., Sr. Note, 9.55%, 12/1/2003                   88,431
            RETAILERS--1.7%
    150,000 Riggs National Corp., Sub. Note, 8.50%, 2/1/2006                          158,103
     50,000 Shopko Stores, Inc., 8.50%, 3/15/2002                                      53,463
    500,000 Wal-Mart Stores, Inc., Note, 5.85%, 6/1/2000                              508,064
            Total                                                                     719,630
            SOVEREIGN--0.3%
    150,000 Export-Import Bank Korea, 7.10%, 3/15/2007                                124,997
            UTILITIES--1.7%
    250,000 Camuzzi Gas, 9.25%, 12/15/2001                                            222,500
    200,000 (b)Hidroelectrica Alicura, Deb., 8.375%, 3/15/1999                        186,000
    200,000 Long Island Lighting Co., Deb., 9.00%, 11/1/2022                          230,566
    100,000 Pennsylvania Power & Light Co., 9.25%, 10/1/2019                          107,413
            Total                                                                     746,479
            TOTAL CORPORATE BONDS (IDENTIFIED COST $8,700,446)                      8,694,394
COLLATERALIZED MORTGAGE OBLIGATIONS--11.8%
    409,157 (b)Bayview Financial Acquisition Trust 1998-1, Class M-II-3,
            7.098%, 5/25/2029                                                         407,942
    476,688 (b)Bayview Financial Acquisition Trust 1998-1, Class M-II-4,
            7.398%, 5/25/2029 469,537 188,871 (b)C-BASS ABS, LLC (Series
    1997-1), Class A-1, 6.903%, 2/1/2017 189,815 500,000 Countrywide Home Loans
    1997-5, (Series 1997-5), Class A-3, 7.50%,
            9/25/2027                                                                 504,109
    405,000 Federal National Mortgage Association, (Series 1993-32), Class H,
            6.00%, 3/25/2023                                                          411,087


FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
$    94,100 (b)GE Capital Mortgage Services, Inc. 1994-3, (Series 1994-3),
            Class B4, 6.50%, 1/25/2024                                           $     73,840
    308,784 (b)Greenwich Capital Acceptance, Inc. Subordinate Mortgage
            Securities Trust 1996-A, (Series 1996-A), Class B, 7.592%, 6/15/
            2019                                                                      293,635
    100,000 (b)K Mart CMBS Financing, Inc., (Series 1997-1), Class D, 6.756%,
            3/1/2007                                                                  100,063
    250,000 (b)Nomura Depositor Trust Commercial Mortgage Pass-Thru 1998-ST I,
            (Series 1998-STI), Class A-3, 6.220%, 11/15/2003 245,078
    500,000 (b)Nomura Depositor Trust Commercial Mortgage Pass-Thru 1998-ST I,
            (Series 1998-STI), Class A-5, 6.839%, 1/15/2003 500,000
    198,631 Residential Accredit Loans, Inc. 1996-QS8, (Series 1996-QS8), Class
            A3, 7.05%, 12/25/2026                                                     199,796
    250,000 Residential Accredit Loans, Inc. 1997-QS2, Class A3, 7.25%, 3/25/
            2027                                                                      250,302
  1,000,000 Residential Asset Securitization Trust 1997-A7, (Series 1997-A7),
            Class A5, 7.50%, 9/25/2027 1,080,050
    197,402 SMFC Trust Asset-Backed Certificates, (Series 1997-A), Class 4,
            7.7191%, 1/28/2025                                                        178,649
  3,830,687 Vendee Mortgage Trust 1995-1C, (Series 1995-1C), Class 3IO, .2925%,
            2/15/2025                                                                  49,070
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST
            $4,897,954)                                                             4,952,973
PREFERRED STOCKS--0.6%
            STEEL--0.6%
     10,000 USX Capital LLC, Pfd., Series A (IDENTIFIED COST $254,375)                248,750
GOVERNMENTS/AGENCIES--4.1%
    500,000 Federal Home Loan Bank System, Sr. Note, 5.80%, 9/2/2008                  532,090
    388,951 Government National Mortgage Association, ARM, 6.88% 1/20/2022            396,617
    318,969 Government National Mortgage Association, Pool 423843, 8.50%, 8/15/
            2026                                                                      337,211
    422,512 Government National Mortgage Association, Pool 780360, 11.00%, 9/
            15/2015                                                                   476,120
            TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $1,712,009)                 1,742,038
U.S. TREASURY--16.4%
    250,000 United States Treasury Note, 5.375%, 6/30/2003                            261,434
    500,000 United States Treasury Note, 5.625%, 5/15/2001                            517,030
    500,000 United States Treasury Note, 5.625%, 5/15/2008                            547,030
  5,150,000 United States Treasury Note, 5.750%, 11/15/2000                         5,292,604
    245,000 United States Treasury Note, 6.625%, 5/15/2007                            282,571
            TOTAL U.S. TREASURY (IDENTIFIED COST $6,771,572)                        6,900,669


FEDERATED LIMITED DURATION FUND

PRINCIPAL
 AMOUNT                                                                        VALUE
(C)REPURCHASE AGREEMENT--10.8%
$           4,550,000 Credit Suisse First Boston, Inc., 5.50%, dated 9/30/1998, due 10/1/ 1998 (AT AMORTIZED COST) $ 4,550,000 TOTAL INVESTMENTS
            (IDENTIFIED COST $42,530,411)(D) $42,974,797

 (a) Because of monthly principal payments, the average lives of the Assets-Backed Securities, Collateralized Mortgage Obligations and certain Government Agency Securities are less than the indicated periods.
 (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1998, these securities amounted to $4,697,264, which represents 11.2% of net assets.
 (c) The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
 (d) The cost of investments for federal tax purposes amounts to $42,530,411. The net unrealized appreciation of investments on a federal tax basis amounts to $444,386 which is comprised of $640,769 appreciation and $196,383 depreciation at September 30, 1998. Note: The categories of investments are shown as a percentage of net assets ($42,124,039) at September 30, 1998. The following acronyms are used throughout this portfolio:

ARM --Adjustable Rate Mortgage
GNMA--Government National Mortgage
Association
LLC --Limited Liability Corporation

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
FEDERATED LIMITED DURATION FUND

SEPTEMBER 30, 1998

ASSETS:
Investments in repurchase agreements                                                  $ 4,550,000
Investments in securities                                                              38,424,797
Total investments in securities, at value (identified and tax cost
$42,530,411)                                                                                      $42,974,797
Income receivable                                                                                     439,423
Receivable for shares sold                                                                                780
Total assets                                                                                       43,415,000
LIABILITIES:
Payable for investments purchased                                                       1,012,500
Payable for shares redeemed                                                                26,657
Income distribution payable                                                               146,895
Payable to Bank                                                                            74,928
Accrued expenses                                                                           29,981
Total liabilities                                                                                   1,290,961
NET ASSETS for 4,119,242 shares outstanding                                                       $42,124,039
NET ASSETS CONSIST OF:
Paid in capital                                                                                   $41,699,658
Net unrealized appreciation of investments and translation of assets and liabilities
in foreign currency                                                                       444,386
Accumulated net realized loss on investments and foreign currency
transactions                                                                                          (15,312)
Accumulated distributions in excess of net investment income                                           (4,693)
Total net assets                                                                                  $42,124,039
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$30,219,462 / 2,955,053 shares outstanding                                                             $10.23
INSTITUTIONAL SERVICE SHARES:
$11,904,577 / 1,164,189 shares outstanding                                                             $10.23


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED LIMITED DURATION FUND

YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
Dividends                                                                                                   $    9,115
Interest                                                                                                     1,505,733
Total income                                                                                                 1,514,848
EXPENSES:
Investment advisory fee                                                                           $  91,284
Administrative personnel and services fee                                                           155,001
Custodian fees                                                                                        3,986
Transfer and dividend disbursing agent fees and expenses                                             43,108
Directors'/Trustees' fees                                                                             4,723
Auditing fees                                                                                        10,355
Legal fees                                                                                            1,947
Portfolio accounting fees                                                                            64,622
Distribution services fee--Institutional Service Shares                                              14,703
Shareholder services fee--Institutional Shares                                                       42,349
Shareholder services fee--Institutional Service Shares                                               14,703
Share registration costs                                                                             60,567
Printing and postage                                                                                 24,098
Insurance premiums                                                                                    3,000
Taxes                                                                                                    50
Total expenses                                                                                      534,496
Waivers--
Waiver of investment advisory fee                                                     $ (91,284)
Waiver of distribution services fee--Institutional Service Shares                       (11,763)
Waiver of shareholder services fee--Institutional Shares                                (42,349)
Reimbursement of other operating expenses                                              (298,580)
Total waivers and reimbursements                                                                  (443,976)
Net expenses                                                                                                    90,520
Net investment income                                                                                        1,424,328
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investments and foreign currency transactions                                             (25,503)
Net change in unrealized appreciation of investments and translation of
assets and liabilities in foreign currency                                                                     385,862
Net realized and unrealized gain on investments and foreign currency                                           360,359
Change in net assets resulting from operations                                                              $1,784,687

(See Notes which are an integral part of the Financial Statements)


STATEMENT OF CHANGES IN NET ASSETS
FEDERATED LIMITED DURATION FUND

                                                                         YEAR ENDED SEPTEMBER 30,
                                                                         1998             1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $  1,424,328  $    396,602
Net realized gain (loss) on investments and foreign currency transactions ($21,213) and $28,563, respectively, as computed for
federal tax purposes)                                                    (25,503)       41,450
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency                385,862        61,248
Change in net assets resulting from operations                         1,784,687       499,300
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                  (1,028,007)     (351,005)
Institutional Service Shares                                            (406,658)      (45,407)
Distributions from net realized gains on investments and foreign currency transactions
Institutional Shares                                                     (13,500)      (10,211)
Institutional Service Shares                                              (4,805)          (11)
Change in net assets resulting from distributions to shareholders     (1,452,970)     (406,634)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                          37,046,762    21,728,448
Net asset value of shares issued to shareholders in payment of
distributions declared                                                   229,582         4,418
Cost of shares redeemed                                               (5,797,404)  (11,512,650)
Change in net assets resulting from share transactions                31,478,940    10,220,216
Change in net assets                                                  31,810,657    10,312,882
NET ASSETS:
Beginning of period                                                   10,313,382           500
End of period (including distributions in excess of net investment income of ($4,693) and undistributed net investment income of
$13,080, respectively                                               $ 42,124,039  $ 10,313,382


(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS
FEDERATED LIMITED DURATION FUND

SEPTEMBER 30, 1998


ORGANIZATION
Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Limited Duration Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With repect to valuation of foreign secrurities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securites quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and paydowns. Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. Additionally, net capital losses of $8,983 attributable to security transactions incurred after September 30, 1998, are treated as arising on the first day of the Fund's next taxable year. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At September 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $5,965, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR       EXPIRATION AMOUNT
     2006                   $5,965


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS
The Fund may enter into foreign currency commitments for the delayed delivery of securitites or foreign currency exchange transactions. Purchase contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may rise upon entering these transactions from potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date

FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investment.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sale of FCs, currencies gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at September 30, 1998 is as follows:

SECURITY                              ACQUISITION DATE    ACQUISITION COST
125 Home Loan Owner Trust                8/10/1998            $499,844
C-BASS ABS                               2/27/1997             189,638
Greenwich Capital Acceptance, Inc.       7/30/1997             300,543
Normura Depositor Trust Commercial       2/04/1998             500,000
Paragon Auto Receivable Owner Trust      9/10/1998             999,876


USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At September 30, 1998, par value shares ($0.001 per share) authorized were as follows:
                                 NUMBER  OF
                                 PAR  VALUE
                                CAPITAL  STOCK
CLASS NAME                        AUTHORIZED
Institutional Shares            1,000,000,000
Institutional Service Shares    1,000,000,000

Transactions in capital stock were as follows:

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                          1998                       1997
INSTITUTIONAL SHARES                                                 SHARES    AMOUNT         SHARES       AMOUNT
Shares sold                                                        2,568,633  $26,072,998   1,888,493  $ 18,917,589
Shares issued to shareholders in payment of distributions declared    13,782      140,038         380         3,834
Shares redeemed                                                     (376,449)  (3,821,931) (1,139,806)  (11,407,045)
Net change resulting from Institutional share transactions         2,205,966  $22,391,105     749,067  $  7,514,378



                                                                              YEAR ENDED SEPTEMBER 30,
                                                                            1998                      1997
INSTITUTIONAL SERVICE SHARES                                         SHARES      AMOUNT        SHARES      AMOUNT
Shares sold                                                        1,080,982  $10,973,764     279,256  $  2,810,859
Shares issued to shareholders in payment of distributions declared     8,803       89,544          58           584
Shares redeemed                                                     (194,467)  (1,975,473)    (10,473)     (105,605)
Net change resulting from Institutional Service Share transactions   895,318  $ 9,087,835     268,841  $  2,705,838
Net change resulting from share transactions                       3,101,284  $31,478,940   1,017,908  $ 10,220,216


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY FEE Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the of the Institutional Service Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL
Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1998, were as follows:

PURCHASES    $44,712,204
SALES        $13,631,489

YEAR 2000 (UNAUDITED)
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors of Federated Total Return Series, Inc.
and Shareholders of Federated Limited Duration Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Limited Duration Fund (one of the portfolios constituting the Federated Total Return Series, Inc.), as of September 30, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Limited Duration Fund of the Federated Total Return Series, Inc., at September 30, 1998, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
November 13, 1998


Federated Limited Duration Fund

(A Portfolio of Federated Total Return Series, Inc.)
Institutional Service Shares

PROSPECTUS
NOVEMBER 30, 1998

A Diversified Portfolio of Federated Total Return Series, Inc. an Open-End, Management Investment Company

FEDERATED LIMITED DURATION FUND
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Claredon Street
Boston, MA 02116


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com

[graphic]


Cusip 31428Q309
G01744-02-SS (11/98)


[graphic]





FEDERATED LIMITED DURATION FUND

(A PORTFOLIO OF FEDERATED TOTAL RETURN SERIES, INC.)
INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus(es) of Federated Limited Duration Fund (the "Fund"), a portfolio of Federated Total Return Series, Inc. (the "Corporation") dated November 30, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED LIMITED DURATION FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated November 30, 1998

[Graphic]

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400

www.federatedinvestors.com

Cusip 31428Q408
Cusip 31428Q309
G01744-03 (11/98)


[Graphic]

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE FUND  1

INVESTMENT OBJECTIVE AND POLICIES  1

Types of Investments  1

Adjustable Rate Mortgage Securities ("ARMS")  1

Collateralized Mortgage Obligations ("CMOS")  1

Real Estate Mortgage Investment Conduits ("REMICS")  2

Interest-Only and Principal-Only Investments  2

Privately Issued Mortgage-Related Securities  2

Resets of Interest  2

Caps and Floors  2

Convertible Securities  3

Foreign Bank Instruments  3

EURO   3

Futures and Options Transactions  3

Medium Term Notes and Deposit Notes  5

Weighted Average Portfolio Maturity  5

Weighted Average Portfolio Duration  5

When-Issued and Delayed Delivery Transactions  6

Lending of Portfolio Securities  6

Restricted and Illiquid Securities  6

Repurchase Agreements  6

Reverse Repurchase Agreements  7

Investing in Securities of Other Investment Companies  7

Portfolio Turnover  7

INVESTMENT LIMITATIONS  7

FEDERATED TOTAL RETURN SERIES, INC. MANAGEMENT  9

Fund Ownership  12

Director Compensation  13

Director Liability  13

INVESTMENT ADVISORY SERVICES  13

Adviser to the Fund  13

Advisory Fees  14

OTHER SERVICES  14

Fund Administration  14

Custodian and Portfolio Accountant  14

Transfer Agent  14

Independent Auditors  14

BROKERAGE TRANSACTIONS  14

PURCHASING SHARES  15

DISTRIBUTION PLAN (INSTITUTIONAL SERVICE SHARES ONLY)
AND SHAREHOLDER SERVICES  15

DETERMINING NET ASSET VALUE  15

Determining Market Value of Securities  15

Valuing Municipal Bonds  16

Use of Amortized Cost  16

REDEEMING SHARES  16

Redemption in Kind  16

Exchanging Securities for Fund Shares  16

TAX STATUS  17

The Fund's Tax Status  17

Shareholders' Tax Status  17

TOTAL RETURN  17

YIELD  17

PERFORMANCE COMPARISONS  18

Economic and Market Information  18

ABOUT FEDERATED INVESTORS, INC.  19

Mutual Fund Market  19


GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Federated Total Return Series, Inc. (the "Corporation"). The Corporation was incorporated under the laws of the State of Maryland on October 11, 1993. On March 21, 1995, the name of the Corporation was changed from "Insight Institutional Series, Inc." to "Federated Total Return Series, Inc." On May 14, 1997 the Board of Directors ("Directors") approved the Fund's name change from Federated Total Return Limited Duration Fund to Federated Limited Duration Fund. The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. Shares of the Fund are offered in two classes, known as Institutional Shares and Institutional Service Shares (individually and collectively referred to as "Shares," as the context may require). This Statement of Additional Information relates to the above-mentioned Shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide total return. The investment objective cannot be changed without approval of shareholders. The investment policies stated below may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in the investment policies becomes effective.

TYPES OF INVESTMENTS

The Fund pursues its investment objective by investing primarily in a diversified portfolio of fixed income securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in domestic investment grade debt securities. The Fund's weighted-average portfolio duration will at all times be limited to three years or less.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

The ARMS in which the Fund invests include, but are not limited to, securities issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of fixed income securities. ARMS may also be collateralized by whole loans or private pass-through securities.

Like other fixed income securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs; most of the CMOs in which the Fund invests use the same basic structure:

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments;

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; and

(3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer- maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income, and the capital portion is reinvested.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

INTEREST-ONLY AND PRINCIPAL-ONLY INVESTMENTS

Some of the securities purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Fund's inability to fully recoup its investments in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated by an NRSRO. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association as well as those issued by non-government related entities. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related and non-government related pools highly liquid.

RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMS, which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

FOREIGN BANK INSTRUMENTS

Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recordkeeping and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

EURO

On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. The countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody, and accounting will be impacted.

The process to establish the Euro may result in market volatility. The possible impact of the Euro on the business or financial condition of European issuers or on the Fund cannot be determined with certainty at this time. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to:

* address all Euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and

* obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers.

At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


FUTURES AND OPTIONS TRANSACTIONS

The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.

FINANCIAL FUTURES CONTRACTS

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

The Fund may purchase listed put options on financial futures contracts.

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to- market its open futures positions.

The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES

The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

MEDIUM TERM NOTES AND DEPOSIT NOTES

Medium term notes ("MTNs") and Deposit Notes are similar to corporate debt obligations as described in the prospectus. MTNs and Deposit Notes trade like commercial paper, but may have maturities from nine months to ten years.


WEIGHTED AVERAGE PORTFOLIO MATURITY

The Fund will determine its dollar-weighted average portfolio maturity by assigning a "weight" to each portfolio security based upon the pro rata market value of such portfolio security in comparison to the market value of the entire portfolio. The remaining maturity to each portfolio security is then multiplied by its weight, and the results are added together to determine the weighted average maturity of the portfolio. For purposes of calculating its dollar-weighted average portfolio maturity, the Fund will treat (a) asset-backed securities as having a maturity equal to their estimated weighted-average maturity and (b) variable and floating rate instruments as having a remaining maturity commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate. The average maturity of asset-backed securities will be calculated based upon assumptions established by the investment adviser as to the probable amount of the principal prepayments weighted by the period until such prepayments are expected to be received.

Fixed rate securities hedged with interest rate swaps or caps will be treated as floating or variable rate securities based upon the interest rate index of the swap or cap; floating and variable rate securities hedged with interest rate swaps or floors will be treated as having a maturity equal to the term of the swap or floor. In the event that the Fund holds an interest rate swap, cap or floor that is not hedging another portfolio security, the swap, cap or floor will be treated as having a maturity equal to its term and a weight equal to its notional principal amount of such term.

WEIGHTED AVERAGE PORTFOLIO DURATION

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity date, and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities.


Duration is calculated by dividing the sum of the time-weighted values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows. Certain debt securities, such as asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as the probable amount and sequence of principal prepayments. The duration of interest rate agreements, such as interest rates swaps, caps and floors, is calculated in the same manner as other securities. However, certain interest rate agreements have negative durations, which the Fund may use to reduce its weighted average portfolio duration.

Duration = PVCF1(1) + PVCF2(2) + PVCF3(3) ++ PVCFn(n)
           PVTCF      PVTCF      PVTCF       PVTCF
   where
   PVCTFt = the present value of the cash flow in period t discounted at the prevailing yield-to-maturity
        t = the period when the cash flow is received n = remaining number of periods until maturity
    PVTCF = total present value of the cash flow from the bond where the present value is determined using the prevailing yield-to-maturity.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Directors to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Directors. The Directors consider the following criteria in determining the liquidity of certain restricted securities:

* the frequency of trades and quotes for the security;

* the number of dealers willing to purchase or sell the security and the number of other potential buyers;

* dealer undertakings to make a market in the security; and

* the nature of the security and the nature of the marketplace trades.

REPURCHASE AGREEMENTS

The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

In conjunction with the Fund's ability to invest in the securities of other investment companies, the Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.


PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal year ended September 30, 1997 and for the fiscal year ended September 30, 1998, the Fund's portfolio turnover rates were 109% and 64%, respectively.


INVESTMENT LIMITATIONS

The following limitations are fundamental [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission) in an open-end investment company with substantially the same investment objectives]:

SELLING SHORT OR BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.


INVESTING IN REAL ESTATE


The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission) in an open-end investment company with substantially the same investment objectives]. Shareholders will be notified before any material changes in these limitations become effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, interest rate swaps, non-negotiable fixed time deposits with maturities over seven days, and certain restricted securities not determined by the Directors to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money, pledge securities or engage in reverse repurchase agreements during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED TOTAL RETURN SERIES, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Federated Total Return Series, Inc., and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chief Executive Officer and Director or Trustee of the Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director of the Company.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Director

Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Director

Director or Trustee of the Funds; formerly, Partner, Andersen Worldwide SC.


William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund;
Chairman, Pittsburgh Civic Light Opera.


J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Director

President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John
F. Donahue, Chairman and Director of the Company.


James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

Director or Trustee of the Funds; Attorney-at-law; Director, The Emerging Germany Fund, Inc.; formerly, President, Boston Stock Exchange, Inc.; Regional Administrator, United States Securities and Exchange Commission.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.


Edward L. Flaherty, Jr., Esq. @
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Director or Trustee of the Funds; Attorney, of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

Director or Trustee of the Funds; Public Relations/ Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; Business Owner.


Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

President and/or Trustee of some of the Funds; Staff Member, Federated Securities Corp.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.

 * This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

 @ Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short- Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc.-1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds, and Trust for Financial Institutions.


FUND OWNERSHIP

Officers and Directors as a group own less than 1% of the Fund's outstanding shares.

As of November 6, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund: Charles Schwab & Co., Inc., San Francisco, CA owned approximately 428,150 shares (14.20%); Sunbank and Co., Sunbury, PA owned approximately 262,933 shares (8.72%); Grand Old Co., Zanesville, OH owned approximately 378,479 shares (12.55%); First Mar & Co., Marquette, MI owned approximately 335,868 shares (11.14%); Lebanon Valley National Bank, Trust Department, Lebanon, PA owned approximately 262,658 shares (8.71%); and CARECO, Sunflower Bank Trust Department, Salina, KS owned approximately 642,145 shares (21.29%).

As of November 6, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Fund: Anbee & Company, Aurora, IL owned approximately 480,470 shares (44.29%); Wells Fargo Bank FBO ITG, Calabasas, CA owned approximately 246,800 shares (22.75%); FM CO, C/O FMB Financial Group, Holland, MI owned approximately 86,779 shares (8.0%); and Donaldson, Lufkin Jenrette, Jersey City, NJ owned approximately 99,135 shares (9.14%).


DIRECTOR COMPENSATION

                                       AGGREGATE
NAME,                                COMPENSATION
POSITION WITH                            FROM             TOTAL COMPENSATION PAID
CORPORATION                          CORPORATION*         FROM FUND COMPLEX+
John F. Donahue
 Chairman and Director                      $0           $0 for the Corporation and
                                                         56 other investment companies in the Fund Complex
Thomas G. Bigley
 Director                              $327.13           $111,222 for the Corporation and
                                                         56 other investment companies in the Fund Complex
John T. Conroy, Jr.
 Director                              $359.90           $122,362 for the Corporation and
                                                         56 other investment companies in the Fund Complex
Nicholas P. Constantakis
 Director                              $200.74           $0 for the Corporation and
                                                         36 other investment companies in the Fund Complex
William J. Copeland
 Director                              $359.90           $122,362 for the Corporation and
                                                         56 other investment companies in the Fund Complex
J. Christopher Donahue
 Executive Vice President
 and Director                               $0           $0 for the Corporation and
                                                         18 other investment companies in the Fund Complex
James E. Dowd, Esq.
 Director                              $359.90           $122,362 for the Corporation and
                                                         56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.
 Director                              $327.13           $111,222 for the Corporation and
                                                         56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr., Esq.
 Director                              $359.90           $122,362 for the Corporation and
                                                         56 other investment companies in the Fund Complex
Peter E. Madden
 Director                              $327.13           $111,222 for the Corporation and
                                                         56 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D.
 Director                              $327.13           $111,222 for the Corporation and
                                                         56 other investment companies in the Fund Complex
Wesley W. Posvar
 Director                              $327.13           $111,222 for the Corporation and
                                                         56 other investment companies in the Fund Complex
Marjorie P. Smuts
 Director                              $327.13           $111,222 for the Corporation and
                                                         56 other investment companies in the Fund Complex

 * Information is furnished for the fiscal year ended September 30, 1998 and the Corporation was comprised of four portfolios.


 + The information is provided for the last calendar year.

DIRECTOR LIABILITY

The Corporation's Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Management (the "Adviser"). It is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.


The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended September 30, 1998 and 1997 and, the Fund's Adviser earned $91,284, and $24,589 respectively, of which $91,284 and $22,579 were voluntarily waived.


OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended September 30, 1998 and 1997, the Fund incurred costs for administrative services of $155,001 and $155,000, none of which was voluntarily waived.


CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, Pennsylvania, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based upon the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Ernst & Young LLP, Boston, Massachusetts.


BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services.

Research services provided by brokers and dealers may be used by the adviser or by affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended September 30, 1998 and September 30, 1997, the Fund paid no brokerage commissions.


Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."

DISTRIBUTION PLAN (INSTITUTIONAL SERVICE SHARES ONLY) AND SHAREHOLDER
SERVICES

As explained in the respective prospectuses, with respect to Shares of the Fund, the Fund has adopted a Shareholder Services Agreement, and, with respect to Institutional Service Shares, has adopted a Distribution Plan.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations and addresses. By adopting the Plan, the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal years ended September 30, 1998 and 1997, payments in the amount of $14,703 and $1,798, respectively, were made to financial institutions by Institutional Service Shares pursuant to the Distribution Plan, of which $11,763 and $1,442 were voluntarily waived.

In addition, for the fiscal years ended September 30, 1998 and 1997, payments in the amount of $42,349 and $13,570 made pursuant to the Shareholder Services Agreement for Institutional Shares of which $42,349 and $13,570 were voluntarily waived.

For the fiscal years ended September 30, 1998 and 1997, payments in the amount of $14,703 and $1,799 were made pursuant to the Shareholder Services Agreement for Institutional Service Shares, respectively, of which $0 and $44, respectively, were voluntarily waived.


DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's securities, other than options, are determined as follows:

* as provided by an independent pricing service;

* for short-term obligations, according to the mean bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost unless the Directors determine this is not fair value; or

* at fair value as determined in good faith by the Directors.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider: yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Directors determine in good faith that another method of valuing option positions is necessary.

VALUING MUNICIPAL BONDS

The Directors use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities and does not rely exclusively on quoted prices.

USE OF AMORTIZED COST

The Directors have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Directors.

REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

The Corporation has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which a Fund is obligated to redeem shares for any one shareholder solely in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Directors determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Directors deem fair and equitable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange certain securities or a combination of securities and cash for Shares. The securities and cash must have a market value of at least $25,000. Any securities to be exchanges must meet the investment objectives and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund reserves the right to determine the acceptability of securities to be exchanged. Securities accepted by the Fund are valued in the same manner as the Fund values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp. Shares purchased by exchange of U.S. government securities cannot be redeemed by telephone for fifteen business days to allow time for the transfer to settle.

An investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. The Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.

The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividend, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities. Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Shares, a gain or loss may be realized by the investor.


TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

* derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

* invest in securities within certain statutory limits; and

* distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.

CAPITAL GAINS

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

TOTAL RETURN

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

The Fund's average annual total returns for the one-year period ended September 30, 1998, and for the period from October 1, 1996 (start of performance) to September 30, 1998, were 7.85% and 8.05% for Institutional Shares and 7.53% and 7.80% for Institutional Service Shares.


YIELD

The yield of the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

The Fund's yields for the thirty-day period ended September 30, 1998, were 6.19% for Institutional Shares and 5.88% for Institutional Service Shares.


PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

* portfolio quality;

* average portfolio maturity;

* type of instruments in which the portfolio is invested;

* changes in interest rates and market value of portfolio securities;

* changes in the Fund expenses; and

* various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index tracking short-term U.S. government securities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

* MERRILL LYNCH 1-3 YEAR CORPORATE INDEX is a market capitalization weighted index including fixed-coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Both interest and price return are calculated daily based on an accrued schedule and trader pricing. Quality range is BBB3-AAA. Maturities for all bonds are more than one year and less than three years. Yankees, Canadians, and all Structured Notes are excluded. Advertisements and other sales literature for the Fund may quote total returns which are calculated on non- standardized base periods. These total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

* LEHMAN BROTHERS HIGH YIELD INDEX covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making- structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.


The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the government sector, as of December 31, 1997, Federated Investors, Inc. managed 9 mortgage-backed, 6 government/ agency and 18 government money market mutual funds, with assets approximating $5.9 billion, $1.5 billion and $35 billion, respectively. Federated trades approximately $400 million in U.S. government and mortgage-backed securities daily and places $23 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages nearly $36 billion in government funds within these maturity ranges.

In the corporate bond sector, as of December 31, 1997, Federated Investors, Inc. managed 11 money market funds and 16 bond funds with assets approximating $17.1 billion and $5.6 billion, respectively. Federated's corporate bond decision making-based on intensive, diligent credit analysis- is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield-J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.


MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:


INSTITUTIONAL CLIENTS

Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.


BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.


BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide-we have over 2,000 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

 * Source: Investment Company Institute.






Federated Limited Duration Fund

Institutional Shares and Institutional Service Shares

Annual Report for 12 Months Ended September 30, 1998

MANAGEMENT DISCUSSION & ANALYSIS

Federated Limited Duration Fund represents a high-quality, fixed-income portfolio combining various fixed-income asset classes. Investments are concentrated in U.S. Treasury, government agency, and high-quality corporate debt securities. The fund may also allocate some of its assets in the high-yield corporate and international bond sectors.

The fund's year can essentially be split into two periods-the ten-month period prior to August 1998, and the last two months of the year. In retrospect, the former period laid the foundation for what happened in the latter one. Credit spreads began to widen noticeably in the fourth quarter of 1997, as the initial fallout from the "Asian contagion" was felt in the fixed-income markets. After a respite and mild recovery in the spring of 1998, credit spreads began a steady widening trend into the late summer, as investors became more concerned about a global growth slowdown affecting the U.S. Meanwhile, the continued slow decline in U.S. Treasury yields meant that spreads on bonds whose cash flows were sensitive to yield levels, like mortgage-backed and amortizing asset-backed securities, also began to suffer. The Russian default in August then precipitated "phase two" of the fund's fiscal year. U.S. Treasury securities became "the only place to be," and all spread products widened markedly. The degree of widening depended on how far one moved away from treasuries in terms of both credit and convexity (the tendency of "amortizing" securities to pay off more quickly when interest rates decline and more slowly when they rise). While the fund held a reasonable level of treasury exposure at fiscal year-end (approximately 17%), it was clearly affected by the large amount of spread product held.

All sectors away from treasuries experienced difficulty in the latter part of the year, though corporates fared better than either mortgage-backed or asset-backed securities. In addition, there was a definite tiering of performance based on credit quality. Liquidity also factored into performance, as those issues and issuers deemed less "tradable" suffered more. This latter distinction even made its way into the Treasury market, where non-benchmark issues, which normally trade at a discount of a few basis points to current benchmark issues, widened out in some cases to spreads in excess of twenty basis points above benchmarks-levels unheard of in recent memory. In general, credit spreads have now widened out to a degree not seen since the recessionary period of 1990-91, and mortgage spreads are as wide as they have been since 1986. Unless a full blown recession is on the horizon, it would appear that there now exist many opportunities for spread tightening across the fixed income spectrum.

For the entire fiscal year ended September 30, 1998, the fund produced a 7.85%* total return for Institutional Shares and 7.53%* for Institutional Service Shares, relative to a 7.97% total return for the Merrill Lynch 1-3 Year Government Bond Index** and a 7.74% total return for the Merrill Lynch 1-3 Year Corporate Bond Index.** The "flight to quality" in the last two months of the year more than wiped out the yield spread advantage which the portfolio had generated over treasuries during the prior ten months. For the full year, the fund was able to add value relative to its corporate benchmark. This was achieved through a combination of sector selection and specific security outperformance. Despite the full-period outperformance relative to corporates, the fund's allocation to "negatively convex" product (i.e., mortgage-backed and amortizing asset-backed securities) did hurt performance in the final quarter of the fiscal year. Some of these latter securities combine both credit and "convexity" risk, and experienced "the worst of both worlds." Nonetheless, fund management believes the underlying credit quality of its portfolio to be solid and its positioning with regard to interest rate risk to be prudent. With regard to the fund's interest rate sensitivity, the slightly positive duration positioning against the Merrill Lynch 1-3 Year Corporate Index tended to add some value over the course of the reporting period. This duration positioning remains in effect as the fund moves into its new fiscal year. Going forward, individual opportunities to add value by accepting reasonable levels of credit and convexity risk will continue to be sought, though the general credit quality of the fund remains on an upward trend and it is our intention to maintain this quality well into the new fiscal period.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**This index is unmanaged.

Federated Limited Duration Fund

(Institutional Shares)

GROWTH OF $100,000 INVESTED IN FEDERATED LIMITED DURATION FUND

The graph below illustrates the hypothetical investment of $100,000* in the Federated Limited Duration Fund (Institutional Shares) (the "Fund") from October 1, 1996 (start of performance) to September 30, 1998 compared to the Merrill Lynch 1-3 Year Treasury Index (ML13TRI)+, Merrill Lynch 1-3 Year Corporate Index (ML13CI)+, and the Lipper Short Investment Grade Debt Funds
Average (LSIGDA)++.

[Graphic] (see attached Appendix)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 1998, and, together with financial statements contained therein, constitutes the Fund's annual report.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The ML13TRI, ML13CI, and the LSIGDA have been adjusted to reflect reinvestment of dividends on securities in the indices and the average.

+The ML13TRI and ML13CI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

++The LSIGDA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Federated Limited Duration Fund

(Institutional Service Shares)

GROWTH OF $25,000 INVESTED IN FEDERATED LIMITED DURATION FUND

The graph below illustrates the hypothetical investment of $25,000* in the Federated Limited Duration Fund (Institutional Service Shares) (the "Fund") from October 1, 1996 (start of performance) to September 30, 1998 compared to the Merrill Lynch 1-3 Year Treasury Index (ML13TRI)+, Merrill Lynch 1-3 Year Corporate Index (ML13CI)+, and the Lipper Short Investment Grade Debt Funds Average (LSIGDA)++.

[Graphic] (see attached Appendix)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 1998, and, together with financial statements contained therein, constitutes the Fund's annual report.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The ML13TRI, ML13CI, and the LSIGDA have been adjusted to reflect reinvestment of dividends on securities in the indices and the average.

+The ML13TRI and ML13CI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

++The LSIGDA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

[Graphic]

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 31428Q309
Cusip 31428Q408
G01744-04 (11/98)

[Graphic]





Federated Total Return Bond Fund

(A Portfolio of Federated Total Return Series, Inc.)
Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Total Return Bond Fund (formerly, Federated Government Total Return Fund) (the "Fund") offered by this prospectus represent interests in a diversified investment portfolio of Federated Total Return Series, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to provide total return. The Fund pursues this investment objective by seeking value among most sectors of fixed income securities, focusing on investment grade debt securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated November 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed on the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated November 30, 1998



TABLE OF CONTENTS



Summary of Fund Expenses   1

Financial Highlights--Institutional Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Limitations   12

Hub and Spoke [registered trademark] Option  12

Net Asset Value   12

Investing in Institutional Shares   12

Share Purchases   12

Minimum Investment Required   13

What Shares Cost   13

Confirmations and Account Statements  13

Dividends and Distributions   13

Redeeming Institutional Shares   13

Telephone Redemption   13

Written Requests   14

Accounts with Low Balances   14

Fund Information   14

Management of the Fund   14

Distribution of Institutional Shares   15

Administration of the Fund   16

Shareholder Information   16

Voting Rights   16

Tax Information   16

Federal Income Tax   16

State and Local Taxes   17

Performance Information   17

Other Classes of Shares   17

Appendix   17

Financial Highlights--Institutional Service Shares   21

Financial Statements  22

Report of Ernst & Young LLP,
Independent Auditors   38



SUMMARY OF FUND EXPENSES


                                 INSTITUTIONAL SHARES
                           SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed On Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed On Reinvested Dividends (as a percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
None Redemption Fee (as a percentage of amount redeemed, if applicable) None
Exchange Fee None

                            ANNUAL OPERATING EXPENSES
                      (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                         0.00%
12b-1 Fee                                                                                 None
Total Other Expenses (after expense reimbursement)(2)                                    0.32%
   Shareholder Services Fee (after waiver)(3)                                     0.00%
Total Operating Expenses(4)                                                              0.32%


 (1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

 (2) The adviser has voluntarily reimbursed certain other operating expenses of the Fund. The adviser can terminate this voluntary reimbursement at any time at its sole discretion.

 (3) Shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

 (4) The total operating expenses would have been 1.41% absent the voluntary waivers of the management fee and the shareholder services fee and the voluntary reimbursement of certain other operating expenses.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Institutional Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                              $ 3
3 Years                                                             $10
5 Years                                                             $18
10 Years                                                            $41


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

FEDERATED TOTAL RETURN BOND FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Ernst & Young LLP Auditors on the 38.

                                                    YEAR  ENDED
                                                    SEPTEMBER 30,
                                                   1998     1997
NET ASSET VALUE, BEGINNING OF PERIOD              $10.32   $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                               0.64     0.72
Net realized and unrealized gain on investments     0.58     0.32
Total from investment operations                    1.22     1.04
LESS DISTRIBUTIONS
Distributions from net investment income           (0.64)   (0.72)
NET ASSET VALUE, END OF PERIOD                    $10.90   $10.32
TOTAL RETURN(A)                                    12.21%   10.52%
RATIOS TO AVERAGE NET ASSETS
Expenses                                            0.32%    0.01%
Net investment income                               6.03%    7.15%
Expense waiver/reimbursement(b)                     1.09%    4.39%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)          $98,496  $16,700
Portfolio turnover                                    75%     101%

 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Corporation was incorporated under the laws of the State of Maryland on October 11, 1993. On March 21, 1995, the name of the Corporation was changed from "Insight Institutional Series, Inc." to "Federated Total Return Series, Inc." and the name of the Fund was changed from "Insight U.S. Government Fund" to "Federated Government Total Return Fund." On May 15, 1996, the name of the Fund was changed from "Federated Government Total Return Fund" to "Federated Total Return Bond Fund." The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established two classes of shares for Federated Total Return Bond Fund: Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of Federated Total Return Bond Fund.

Institutional Shares ("Shares") of the Fund are sold primarily to accounts for which financial institutions act in a fiduciary or agency capacity as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of investment grade debt securities. A minimum initial investment of $100,000 over a 90-day period is required.

Shares are sold and redeemed at net asset value without a sales charge imposed by the Fund.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.



INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide total return. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES



The Fund pursues its investment objective by investing primarily in a diversified portfolio of investment grade debt securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in domestic investment grade debt securities. Investment grade debt securities are rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") (AAA, AA, A, or BBB by Standard & Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Rating Service Co. ("Duff & Phelps") or Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's")), or which are of comparable quality in the judgment of the adviser. Downgraded securities will be evaluated on a case-by-case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. The remainder of the Fund's assets may be invested in any of the securities discussed below. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.



ACCEPTABLE INVESTMENTS

The Fund invests in a professionally managed, diversified portfolio consisting primarily of investment grade debt securities. The Fund may also invest in convertible securities. The Fund may also invest in derivative instruments of such securities (including instruments with demand features or credit enhancement and stripped mortgage-backed securities), as well as money market instruments and cash.

The securities in which the Fund invests principally are:

* asset-backed securities;

* domestic (i.e., issued in the United States) and foreign issues of corporate debt obligations as well as domestic and foreign issues of obligations of foreign governments and/or their instrumentalities having floating or fixed rates of interest;

* obligations issued or guaranteed as to payment of principal and interest by the U.S. government, or its agencies or instrumentalities;

* mortgage-backed securities;

* municipal securities;

* commercial paper which matures in 270 days or less;

* time deposits (including savings deposits and certificates of deposit) and bankers' acceptances in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or which have at least $100 million in capital; and

* repurchase agreements collateralized by eligible investments.

CORPORATE AND FOREIGN GOVERNMENT/AGENCY DEBT OBLIGATIONS

The Fund invests in corporate and foreign government/agency debt obligations, including bonds, notes, medium term notes, and debentures, which may have floating or fixed rates of interest. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

FLOATING RATE DEBT OBLIGATIONS

The Fund expects to invest in floating rate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

FIXED RATE DEBT OBLIGATIONS

The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities, which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations (including mortgage-backed securities, bonds, notes and discount notes) issued or guaranteed by the following U.S. government agencies or instrumentalities: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which are permissible investments which may not always receive financial support from the U.S. government are:
Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Federal Home Loan Banks; Federal National Mortgage Association; Student Loan Marketing Association; and Federal Home Loan Mortgage Corporation.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently four basic types of mortgage-backed securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Fund invests include, but are not limited to, securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. ARMS may also be collateralized by whole loans or private pass-through securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities. CMOs may have fixed or floating rates of interest.

The Fund may invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (iii) other securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES

Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal are received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on many types of asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

FOREIGN SECURITIES

The Fund may invest in foreign securities. Foreign securities do not include American Depository Receipts, but do include foreign securities not publicly traded in the United States. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The Fund may invest more than 10% in foreign securities.

RISKS



The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of assets, political, or social instability, ability to obtain or enforce court judgments abroad and adverse diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.



Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issues; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

CURRENCY RISKS

Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

The Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund attempts to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or denominated in a currency or currencies that the adviser believes will reflect a high degree of correlation with the currency with regard to price movements. The Fund generally will not enter into forward foreign currency exchange contracts with a term longer than one year.

STRIPPED MORTGAGE-BACKED SECURITIES

The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are derivative multi-class securities which may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, such as savings associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing organizations. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of the other types of mortgage-related securities in which the Fund invests. Principal-only stripped mortgage-backed securities are used primarily to hedge against interest rate risk to the capital assets of the Fund in a changing interest rate environment. A principal-only investor is assured of receiving cash flows in the amount of principal purchased-the unknown is when the cash flows will be received. Interest-only investments over the life of the investment horizon may not receive cash flows in the amount of the original investment.

MUNICIPAL SECURITIES

Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which can or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security.), LYONS (Liquid Yield Option Notes which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock which are an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it. See "High Yield Debt Obligations."

BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution that has capital, surplus and undivided profits over $100 million or is insured by the BIF or the SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recordkeeping and the public availability of information.

CREDIT FACILITIES

Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit-enhanced by a guaranty, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

INTEREST RATE SWAPS

As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments, its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

FINANCIAL AND FOREIGN CURRENCY FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell financial and foreign currency futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future, while foreign currency futures contracts call for the delivery of either U.S. or foreign currency at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write (sell) or purchase put and call options on financial and foreign currency futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call or put option on a futures contract, it is undertaking the obligation of selling or purchasing, respectively, a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a call or put option on a futures contract, the Fund is entitled (but not obligated) to buy or sell, respectively, a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the instruments subject to the futures contracts may not correlate perfectly with the prices of the instruments in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio's holdings to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

HIGH-YIELD DEBT OBLIGATIONS



The Fund may invest up to but not including 35% of its assets in debt securities that are not investment-grade but are rated BB or lower by an NRSRO (or, if unrated, determined by the adviser to be of comparable quality). Some of these securities may involve equity characteristics. The Fund may invest in equity securities, including unit offerings which combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. Securities which are rated BB or lower by a nationally recognized statistical rating organization are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. These securities are commonly referred to as "junk bonds." A description of the rating categories for the permissible investments are contained in the Appendix to this Prospectus.


The Fund may invest in the High-Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High- Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High-Yield Bond Portfolio currently is not charged an advisory fee and is sold without any sales charge. The High-Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High-Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High- Yield Bond Portfolio.

RISKS

Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, lower-rated bonds tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower- rated bonds may be more difficult to dispose of or to value than higher- rated, lower-yielding bonds.

The Fund's investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

DERIVATIVE CONTRACTS AND SECURITIES



The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity, or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." Some securities, such as stock rights, warrants and convertible securities, although not typically referred to as derivatives, contain options that may affect their value and performance. Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.



TOTAL RETURN

The "total return" sought by the Fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling Shares) or realized from the purchase and sale of securities, and successful use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, interest rate swaps, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES



The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.



LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge its assets to secure such borrowings; or

* with respect to 75% of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, and repurchase agreements collateralized by such securities) or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

HUB AND SPOKE [REGISTERED TRADEMARK] OPTION

If the Directors determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (who is an affiliate of Federated Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Directors. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of Shares outstanding. The net asset value for Shares may exceed that of Institutional Service Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or mail.

To purchase shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Total Return Bond Fund-Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Total Return Bond Fund-Institutional Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $100,000 plus any non-affiliated bank or broker's fee. However, an account may be opened with a smaller amount as long as the $100,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CONFIRMATIONS AND ACCOUNT STATEMENTS



Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at net asset value, unless cash payments are requested by shareholders on the application or by writing to Federated Securities Corp.

Dividends are declared just prior to determining net asset value. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds.

Shares earn dividends through the business day that proper redemption instructions are received by State Street Bank.

REDEEMING INSTITUTIONAL SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 2266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Federated Total Return Bond Fund-Institutional Shares; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $100,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $100,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

The Fund is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Board of Directors handles the Directors' responsibilities between meetings of the Directors.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Directors. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the adviser, the adviser may voluntarily waive some or all of its fee. The adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Corporation and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than 60 days. Violations of the codes are subject to review by the Directors and could result in severe penalties.

PORTFOLIO MANAGER'S BACKGROUND



Joseph M. Balestrino has been a portfolio manager of the Fund since inception. Mr. Balestrino joined Federated Investors, Inc. or its predecessor in 1986 and has been a Vice President of the Fund's investment adviser and Federated Research Corp. since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser and Federated Research Corp. from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

John T. Gentry has been a portfolio manager of the Fund since November 1997. Mr. Gentry joined Federated Investors, Inc. or its predecessor in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Donald T. Ellenberger has been a portfolio manager of the Fund since November 1997. Mr. Ellenberger joined Federated Investors, Inc. or its predecessor in 1996 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's adviser and Federated Research Corp. since March 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Mark E. Durbiano has been the Fund's portfolio manager for the high-yield corporate bonds asset category of the Fund since inception. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors, Inc. or its predecessor in 1982 and has been a Senior Vice President of the Fund's adviser and Federated Research Corp. since
January 1996. Mr. Durbiano was a Vice President of the Fund's adviser and Federated Research Corp. from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund' s investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. ("Federated Funds") as specified below:



MAXIMUM          AVERAGE AGGREGATE
  FEE             DAILY NET ASSETS
0.150%       on the first $250 million
0.125%       on the next $250 million
0.100%       on the next $250 million
0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least

$125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION

VOTING RIGHTS



Each Share of the Fund is entitled to one vote at all meetings of shareholders. All shares of all portfolios in the Corporation have equal voting rights except that in matters affecting only a particular portfolio or class of shares, only shares of that portfolio or class of shares are entitled to vote.



As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by a majority vote of the shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the request of shareholders owning at least 10% of the Corporation's outstanding shares of all series entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES



Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.



PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Shares and Institutional Service Shares.

From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Shares performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Service Shares which are sold at net asset value to accounts for financial institutions and are subject to a minimum initial investment of $25,000 over a 90-day period.

Institutional Service Shares are distributed under a 12b-1 Plan adopted by the Fund.

Institutional Service Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Service Shares and Institutional Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Service Shares, investors may call 1-800-341-7400.

APPENDIX



STANDARD AND POOR'S LONG-TERM DEBT RATINGS



AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B-Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC-The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C-The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC.,
CORPORATE BOND RATINGS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



FITCH IBCA, INC., LONG-TERM DEBT RATINGS



AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

DUFF & PHELPS CREDIT RATING CO.

AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC-Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD-Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP-Preferred stock with dividend arrearages.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime- 1 repayment capacity will normally be evidenced by the following characteristics:

* Leading market positions in well established industries.

* High rates of return on funds employed.



* Conservative capitalization structure with moderate reliance on debt and ample asset protection.



* Broad margins in earning coverage of fixed financial charges and high internal cash generation.

* Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



STANDARD AND POOR'S COMMERCIAL PAPER RATINGS


A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



FITCH IBCA, INC., COMMERCIAL PAPER RATING DEFINITIONS



FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

FEDERATED TOTAL RETURN BOND FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Ernst & Young LLP Auditors on the 38.

                                                           YEAR  ENDED
                                                          SEPTEMBER 30,
                                                          1998     1997
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.32   $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.61     0.69
Net realized and unrealized gain (loss) on investments     0.58     0.32
Total from investment operations                           1.19     1.01
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.61)   (0.69)
NET ASSET VALUE, END OF PERIOD                           $10.90   $10.32
TOTAL RETURN(A)                                           11.87%   10.22%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   0.63%    0.31%
Net investment income                                      5.70%    6.71%
Expense waiver/reimbursement(b)                            1.03%    4.59%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                 $13,425   $2,289
Portfolio turnover                                           75%     101%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
FEDERATED TOTAL RETURN BOND FUND



SEPTEMBER 30, 1998

PRINCIPAL
 AMOUNT                                                                                VALUE
CORPORATE BONDS--30.2%
BANKING--1.9%
 $  400,000   ABN-AMRO Bank NV, Chicago, Sub., 7.55%, 6/28/2006                    $    440,484
    400,000   (a)CIBC Capital Funding LP, Bank Guarantee, 6.40%, 12/17/2004             418,608
    260,000   FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005                      276,036
    550,000   GreenPoint Bank, Sr. Note, 6.70%, 7/15/2002                               574,998
    100,000   National Bank of Canada, Montreal, Sub. Note, 8.125%, 8/15/2004           115,478
    300,000   Summit Bancorp, Bond, 8.40%, 3/15/2027                                    334,023
              Total                                                                   2,159,627
BEVERAGE & TOBACCO--1.1%
    275,000   Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005                          303,344
    260,000   Philip Morris Cos., Inc., Deb., 6.00%, 11/15/1999                         260,289
    105,000   Philip Morris Cos., Inc., Deb., 8.625%, 3/1/1999                          106,416
    500,000   Philip Morris Cos., Inc., Note, 6.375%, 2/1/2006                          521,355
              Total                                                                   1,191,404
CABLE TELEVISION--0.7%
    400,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                        489,868
    300,000   TKR Cable, Inc., 10.50%, 10/30/2007                                       332,340
              Total                                                                     822,208
CHEMICALS & PLASTICS--0.5%
    500,000   Du Pont (E.I.) de Nemours & Co., Note, 6.50%, 9/1/2002                    529,195
CONSUMER PRODUCTS--0.5%
    500,000   Hershey Foods Corp., 6.95%, 8/15/2012                                     572,575
ECOLOGICAL SERVICES & EQUIPMENT--1.5%
    750,000   USA Waste Services, Inc., Note, 6.125%, 7/15/2001                         769,163
    300,000   USA Waste Services, Inc., Sr. Note, 7.00%, 10/1/2004                      323,277
    500,000   WMX Technologies, Inc., Deb., 8.75%, 5/1/2018                             589,285
              Total                                                                   1,681,725
ELECTRONICS--0.5%
    250,000   Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003          274,115
    300,000   Harris Corp., Deb., 10.375%, 12/1/2018                                    318,081
              Total                                                                     592,196

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
CORPORATE BONDS--CONTINUED
FINANCE - AUTOMOTIVE--0.9%
$   485,000   Chrysler Financial Corp., Deb., 13.25%, 10/15/1999                  $     526,070
    500,000   Ford Motor Credit Corp., Unsub., 6.875%, 6/5/2001                         520,725
              Total                                                                   1,046,795
FINANCIAL INTERMEDIARIES--2.4%
    500,000   Amvescap PLC, Sr. Note, 6.60%, 5/15/2005                                  520,765
    400,000   Bankers Trust New York Corp., Sub. Note, 8.25%, 5/1/2005                  424,252
    400,000   FINOVA Capital Corp., Note, 7.40%, 6/1/2007                               438,748
    400,000   Green Tree Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002               452,268
    275,000   Lehman Brothers Holdings, Inc., Note, 6.90%, 1/29/2001                    271,568
    250,000   Lehman Brothers Holdings, Inc., Note, 8.50%, 8/1/2015                     240,583
    300,000   Salomon, Inc., Sr. Note, 7.75%, 5/15/2000                                 310,923
              Total                                                                   2,659,107
FINANCIAL SERVICES--0.3%
     50,000   Associates Corp. of North America, Sr. Note, 6.25%, 3/15/1999              50,265
    250,000   Associates Corp. of North America, Sr. Note, 9.125%, 4/1/2000             263,953
              Total                                                                     314,218
FOREST PRODUCTS--1.0%
    300,000   Container Corp. of America, Sr. Note, 11.25%, 5/1/2004                    309,000
    750,000   Quno Corp., Sr. Note, 9.125%, 5/15/2005                                   827,880
              Total                                                                   1,136,880
HEALTHCARE--0.5%
    500,000(a)Tenet Healthcare Corp., Sr. Sub., 8.125%, 12/1/2008                       508,750
INDUSTRIAL PRODUCTS & EQUIPMENT--2.4%
    500,000   Dana Corp., Note, 7.00%, 3/15/2028                                        526,075
  1,435,000   Figgie International Holdings, Inc., Sr. Note, 9.875%, 10/1/1999        1,485,311
    575,000   Southdown, Inc., Sr. Sub. Note, 10.00%, 3/1/2006                          648,313
              Total                                                                   2,659,699
INSURANCE--3.0%
    250,000   Conseco, Inc., Note, 6.40%, 2/10/2003                                     252,630
    250,000   Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                               305,538
    600,000   Delphi Financial Group, Inc., 9.31%, 3/25/2027                            688,860
    400,000   Delphi Financial Group, Inc., Note, 8.00%, 10/1/2003                      437,432

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
CORPORATE BONDS--CONTINUED
INSURANCE--CONTINUED
$   300,000   (a)Equitable Life Assurance SOC, Note, 7.70%, 12/1/2015             $     339,471
    400,000   Hartford Life, Inc., Note, 7.10%, 6/15/2007                               436,488
    360,000   (a)Life Re Capital Trust I, 8.72%, 6/15/2027                              411,628
    250,000   SunAmerica, Inc., Sr. Note, 6.20%, 10/31/1999                             252,430
    250,000   SunAmerica, Inc., Sr. Note, 9.00%, 1/15/1999                              252,735
              Total                                                                   3,377,212
LEISURE & ENTERTAINMENT--0.1%
    150,000   Paramount Communications, Inc., Sr. Deb., 8.25%, 8/1/2022                 161,133
MACHINERY & EQUIPMENT--0.7%
    500,000   Caterpillar, Inc., Deb., 9.75%, 6/1/2019                                  538,330
    250,000   Continental Airlines, Inc., Pass Thru Cert., Series 1997-4 B,
              6.90%, 1/2/2017                                                           280,135
              Total                                                                     818,465
METALS & MINING--2.0%
    450,000   Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                 497,867
    150,000   Inco Ltd., Note, 9.60%, 6/15/2022                                         175,359
  1,200,000   (a)Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005           1,266,636
    225,000   Santa Fe Pacific Gold, Note, 8.375%, 7/1/2005                             257,283
              Total                                                                   2,197,145
OIL & GAS--1.8%
    250,000   Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006                              261,645
    625,000   Occidental Petroleum Corp., Note, 8.50%, 9/15/2004                        640,588
    265,000   Occidental Petroleum Corp., Sr. Note, 10.125%, 11/15/2001                 295,949
    250,000   Phillips Petroleum Co., Deb., 9.18%, 9/15/2021                            282,853
    515,000   Sun Co., Inc., Note, 8.125%, 11/1/1999                                    528,359
              Total                                                                   2,009,394
PHARMACEUTICAL--0.8%
    480,000   American Home Products Corp., Note, 7.70%, 2/15/2000                      496,118
    400,000   Lilly (Eli) & Co., Unsecd. Note, 6.57%, 1/1/2016                          428,804
              Total                                                                     924,922

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
CORPORATE BONDS--CONTINUED
PRINTING & PUBLISHING--0.8%
$   300,000   News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016   $     333,726
    500,000   Valassis Communication, Inc., Sr. Sub. Note, 9.375%, 3/15/1999            510,825
              Total                                                                     844,551
REAL ESTATE--0.7%
    750,000   Sun Communities, Inc., Medium Term Note, 6.77%, 5/16/2005                 787,853
RETAILERS--1.8%
    100,000   Eckerd Corp., Sr. Sub. Note, 9.25%, 2/15/2004,                            106,015
    639,007   K Mart Corp., Pass Thru Cert., 8.54%, 1/2/2015,                           643,384
    250,000   Penney (J.C.) Co., Inc., Deb., 7.65%, 8/15/2016                           273,348
    400,000   Shopko Stores, Inc., 9.25%, 3/15/2022                                     498,692
    400,000   Wal-Mart Stores, Inc., Unsecd. Note, 7.50%, 5/15/2004                     448,960
              Total                                                                   1,970,399
SERVICES--0.5%
    500,000   Stewart Enterprises, Inc., Note, 6.40%, 5/1/2003                          513,820
SOVEREIGN GOVERNMENT--0.4%
    400,000   Quebec, Province of, Deb., Series NN, 7.125%, 2/9/2024                    433,676
SURFACE TRANSPORTATION--0.4%
    400,000   Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004              445,624
TELECOMMUNICATIONS & CELLULAR--1.6%
  1,150,000   BellSouth Telecommunications, Inc., Deb., 7.00%, 12/1/2095              1,296,292
    500,000   MCI Communications Corp., Sr. Note, 7.125%, 1/20/2000                     512,540
              Total                                                                   1,808,832
UTILITIES--1.4%
    250,000   California Energy Co., Inc., Sr. Note, 10.25%, 1/15/2004                  265,938
    600,000   Cincinnati Gas and Electric Co., Note, 6.35%, 6/15/2003                   620,976
    500,000   Pacific Gas & Electric Co., 1st Ref. Mtg., 7.875%, 3/1/2002               542,505
    170,000   Puget Sound Energy, Inc., Medium Term Note, 7.02%, 12/1/2027              180,634
              Total                                                                   1,610,053
              TOTAL CORPORATE BONDS (IDENTIFIED COST $32,480,248)                    33,777,458

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
ASSET-BACKED SECURITIES--1.8%
STRUCTURED PRODUCT (ABS)--1.4%
$ 1,000,000   (a)125 Home Loan Owner Trust 1998-1, Class B-1, 9.26%, 2/15/2029    $   1,008,750
    750,000   Citibank Credit Card Master Trust 1997-6, Class A, 6.323%,
              8/15/2006                                                                 557,153
              Total                                                                   1,565,903
WHOLE LOAN--0.4%
    444,961   (a)SMFC Trust Asset-Backed Certificates, Series 1997-A, Class 4,
              7.719%, 1/20/2035                                                         402,689
              TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,909,757)              1,968,592
GOVERNMENT AGENCIES--7.8%
  1,000,000   Federal Home Loan Bank System, 5.785%, 3/17/2003                        1,040,340
  2,700,000   Federal Home Loan Bank System, Sr. Note, 5.80%, 9/2/2008                2,873,286
    475,000   Federal Home Loan Mortgage Corp., 7.10%, 4/10/2007                        542,783
    175,000   Federal Home Loan Mortgage Corp., 7.90%, 9/19/2001                        190,726
    390,000   Federal National Mortgage Association, 7.50%, 2/11/2002                   423,209
    500,000   Federal National Mortgage Association, Deb., 6.75%, 7/30/2007             531,565
    350,000   Federal National Mortgage Association, Medium Term Note, 6.71%,
              7/24/2001                                                                 369,051
    663,000   Tennessee Valley Authority, Series 93-1, 8.625%, 11/15/2029               657,862
    256,000   Tennessee Valley Authority, Note, 8.625%, 11/15/2029                      254,016
  1,000,000   Tennessee Valley Authority, Series C, 6.00%, 3/15/2013                  1,112,570
    675,000   Private Export Funding Corp., 7.30%, 1/31/2002                            734,171
              TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $8,245,327)                  8,729,579
(B)MORTGAGE BACKED SECURITIES--29.7%
    489,835   Federal National Mortgage Association, Pool 429525, 6.50%, 5/1/2013       500,092
    546,696   Federal National Mortgage Association, Pool 429733, 7.00%, 6/1/2028       561,047
    312,379   Federal Home Loan Mortgage Corp., Pool C00571, 8.00%, 12/1/2027           324,093
    587,284   Federal Home Loan Mortgage Corp., Pool C00585, 6.50%, 2/1/2028            597,925
  1,058,951   Federal Home Loan Mortgage Corp., Pool C10115, 7.00%, 5/1/2028          1,086,421
  1,279,915   Federal Home Loan Mortgage Corp., Pool C12393, 6.50%, 7/1/2028          1,303,107
    577,763   Federal Home Loan Mortgage Corp., Pool D28594, 7.50%, 12/1/2022           596,182
    249,642   Federal Home Loan Mortgage Corp., Pool D53861, 7.00%, 6/1/2024            256,272
    226,115   Federal Home Loan Mortgage Corp., Pool D80642, 8.00%, 6/1/2027            234,594
    343,087   Federal Home Loan Mortgage Corp., Pool E00466, 7.00%, 1/1/2012            351,665
    439,180   Federal Home Loan Mortgage Corp., Pool E00484, 6.50%, 5/1/2012            448,649
    358,749   Federal Home Loan Mortgage Corp., Pool E63150, 6.50%, 2/1/2011            366,710

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
(B)MORTGAGE BACKED SECURITIES--CONTINUED
$   203,811   Federal Home Loan Mortgage Corp., Pool E66587, 6.50%, 3/1/2012      $     208,205
    407,251   Federal Home Loan Mortgage Corp., Pool E66943, 6.50%, 5/1/2012            416,031
    281,915   Federal Home Loan Mortgage Corp., Pool E67990, 6.00%, 10/1/2012           285,526
    552,357   Federal Home Loan Mortgage Corp., Pool E68191, 6.50%, 11/1/2012           564,266
    260,800   Federal National Mortgage Association, Pool 190120, 8.50%, 8/1/2023       274,166
    217,828   Federal National Mortgage Association, Pool 250630, 7.50%, 6/1/2011       224,296
  2,579,291   Federal National Mortgage Association, Pool 267905, 7.00%, 2/1/2024     2,649,422
    333,746   Federal National Mortgage Association, Pool 274665, 7.00%, 5/1/2024       342,820
    170,390   Federal National Mortgage Association, Pool 303437, 9.00%, 6/1/2025       179,762
    304,091   Federal National Mortgage Association, Pool 313606, 6.50%, 7/1/2012       310,459
    437,467   Federal National Mortgage Association, Pool 313687, 7.00%, 9/1/2027       448,950
    495,001   Federal National Mortgage Association, Pool 315362, 7.00%, 7/1/2025       508,460
    384,932   Federal National Mortgage Association, Pool 339827, 8.00%, 3/1/2026       399,605
    226,935   Federal National Mortgage Association, Pool 390694, 7.00%, 5/1/2004       231,120
    589,482   Federal National Mortgage Association, Pool 391034, 6.50%, 5/1/2027       599,798
    385,039   Federal National Mortgage Association, Pool 395999, 6.00%, 3/1/2013       389,128
    268,435   Federal National Mortgage Association, Pool 402193, 7.50%, 11/1/2027      276,907
    240,177   Federal National Mortgage Association, Pool 405132, 7.00%, 11/1/2012      246,407
    810,461   Federal National Mortgage Association, Pool 406030, 7.00%, 12/1/2027      831,735
      3,684   Federal National Mortgage Association, Pool 409455, 7.50%, 1/1/2028         3,800
  1,948,763   Federal National Mortgage Association, Pool 421617, 6.50%, 4/1/2028     1,982,262
  1,441,900   Federal National Mortgage Association, Pool 424280, 6.00%, 5/1/2013     1,457,213
  1,007,471   Federal National Mortgage Association, Pool 437138, 6.50%, 8/1/2028     1,024,789
    990,000   Federal National Mortgage Association, Pool 440482, 6.00%, 9/1/2028       988,139
    495,001   Federal National Mortgage Association, Pool 443995, 6.50%, 9/1/2028       503,510
    670,990   Federal National Mortgage Association, Pool 50765, 7.00%, 7/1/2023        689,235
  1,000,000   Federal National Mortgage Association, Pool TBA, 6.00%, 10/1/2099         998,440
     83,684   Government National Mortgage Association, Pool 269262, 9.50%,
              1/15/2019                                                                  91,241
    106,905   Government National Mortgage Association, Pool 295039, 9.50%,
              10/15/2020                                                                116,494
    266,149   Government National Mortgage Association, Pool 376200, 9.00%,
              6/15/2025                                                                 283,531
    339,815   Government National Mortgage Association, Pool 385724, 7.50%,
              6/15/2024                                                                 351,919
    288,186   Government National Mortgage Association, Pool 399080, 8.00%,
              1/15/2027                                                                 299,714
    569,668   Government National Mortgage Association, Pool 423658, 8.00%,
              11/15/2026                                                                592,455

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
(B)MORTGAGE BACKED SECURITIES--CONTINUED
$   342,522   Government National Mortgage Association, Pool 423836, 8.00%,
              8/15/2026                                                           $     356,223
    493,174   Government National Mortgage Association, Pool 425832, 7.00%,
              1/15/2028                                                                 507,816
  1,792,873   Government National Mortgage Association, Pool 436207, 8.00%,
              2/15/2028                                                               1,864,588
    416,348   Government National Mortgage Association, Pool 436604, 7.50%,
              6/15/2026                                                                 431,049
    374,792   Government National Mortgage Association, Pool 439003, 8.00%,
              9/15/2026                                                                 389,784
    355,565   Government National Mortgage Association, Pool 440988, 8.00%,
              10/15/2026                                                                369,788
    280,076   Government National Mortgage Association, Pool 443491, 6.50%,
              5/15/2027                                                                 285,941
    291,499   Government National Mortgage Association, Pool 445741, 8.50%,
              5/15/2027                                                                 308,170
    324,384   Government National Mortgage Association, Pool 448512, 7.00%,
              4/15/2027                                                                 334,014
    787,155   Government National Mortgage Association, Pool 452179, 7.50%,
              6/15/2027                                                                 814,950
     97,231   Government National Mortgage Association, Pool 458663, 7.50%,
              10/15/2027                                                                100,665
    469,376   Government National Mortgage Association, Pool 468686, 7.50%,
              2/15/2028                                                                 485,949
    603,657   Government National Mortgage Association, Pool 459621, 8.00%,
              11/15/2027                                                                627,803
    985,472   Government National Mortgage Association, Pool 474143, 7.00%,
              4/15/2028                                                               1,014,731
              TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $32,589,876)         33,288,033
MUNICIPAL SECURITIES--0.6%
    525,000   Harvard University, Revenue Bonds, 8.125%, 4/15/2007 (IDENTIFIED
              COST $590,913)                                                            635,339
U.S. TREASURY--27.0%
U.S. TREASURY BONDS--16.2%
  4,600,000   6.00%, 2/15/2026                                                        5,144,456
  3,140,000   6.38%, 8/15/2027                                                        3,706,519
  6,000,000   7.25%, 5/15/2004                                                        6,850,800
  1,400,000   11.63%, 11/15/2004                                                      1,933,834
    300,000   11.75%, 11/15/2014                                                        478,605
              Total                                                                  18,114,214
U.S. TREASURY NOTES--10.8%
  1,000,000   5.50%, 2/15/2008                                                        1,083,160
    500,000   5.625%, 5/15/2008                                                         547,030
  3,750,000   5.75%, 4/30/2003                                                        3,966,150

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                                VALUE
U.S. TREASURY--CONTINUED
U.S. TREASURY NOTES--CONTINUED
$   800,000   6.125%, 8/15/2007                                                   $     897,080
  4,625,000   6.25%, 2/15/2003                                                        4,973,124
    575,000   6.50%, 5/15/2005                                                          644,638
              Total                                                                  12,111,182
              TOTAL U.S. TREASURY (IDENTIFIED COST $27,820,742)                      30,225,396
(C)REPURCHASE AGREEMENTS--1.5%
  1,750,000   Credit Suisse First Boston, Inc., 5.50%, dated 9/30/1998,
              due 10/1/1998 (AT AMORTIZED COST)                                       1,750,000
              TOTAL INVESTMENTS (IDENTIFIED COST $105,386,863)(D)                  $110,374,397


(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1998, these securities amounted to $4,356,532 which represents 3.9% of net assets. (b) Because of monthly principal payments, the average lives of the Mortgage Backed Securities are less than the indicated periods. (c) The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds. (d) The cost of investments for federal tax purposes amounts to $105,386,863. The net unrealized appreciation of investments on a federal tax basis amounts to $4,987,534 which is comprised of $5,059,783 appreciation and $72,249 depreciation at September 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($111,921,556) at September 30, 1998.

The following acronyms are used throughout this portfolio:

LP --Limited Partnership
PLC--Public Limited Company
TBA--To Be Announced



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
FEDERATED TOTAL RETURN BOND FUND



SEPTEMBER 30, 1998

ASSETS:
Total investments in securities, at value (identified and tax cost
$105,386,863)                                                                  $110,374,397
Income receivable                                                                 1,464,863
Receivable for investments sold                                                   1,001,082
Receivable for shares sold                                                          386,878
Deferred organizational costs                                                         7,601
Total assets                                                                    113,234,821
LIABILITIES:
Payable for investments purchased                                   $996,385
Payable for shares redeemed                                            9,540
Income distribution payable                                          254,617
Accrued expenses                                                      52,723
Total liabilities                                                                 1,313,265
NET ASSETS for 10,264,260 shares outstanding                                   $111,921,556
NET ASSETS CONSIST OF:
Paid in capital                                                                $106,718,739
Net unrealized appreciation of investments*                                       4,987,534
Accumulated net realized gain on investments                                        217,061
Accumulated distributions in excess of net investment income                         (1,778)
Total net assets                                                               $111,921,556
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$98,496,271 / 9,033,029 shares outstanding                                           $10.90
INSTITUTIONAL SERVICE SHARES:
$13,425,285 / 1,231,231 shares outstanding                                           $10.90


 * Includes $1,196,929 of unrealized appreciation at September 25, 1998, related to the acquisition of the Federated Bond Index Fund.



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED TOTAL RETURN BOND FUND



YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
Dividends                                                                             $   22,477
Interest (net of dollar roll expense of $3,068)                                        2,956,648
Total income                                                                           2,979,125
EXPENSES:
Investment advisory fee                                                  $ 187,800
Administrative personnel and services fee                                  155,001
Custodian fees                                                               5,402
Transfer and dividend disbursing agent fees and expenses                    44,248
Directors'/Trustees' fees                                                   10,325
Auditing fees                                                               10,347
Legal fees                                                                   3,375
Portfolio accounting fees                                                   58,966
Distribution services fee--Institutional Service Shares                     20,766
Shareholder services fee--Institutional Shares                              96,359
Shareholder services fee--Institutional Service Shares                      20,766
Share registration costs                                                    44,270
Printing and postage                                                        14,281
Insurance premiums                                                           2,818
Taxes                                                                        2,699
Miscellaneous                                                                5,638
Total expenses                                                             683,061
Waivers--
Waiver of investment advisory fee                           $(187,800)
Waiver of distribution services fee--Institutional Service
Shares                                                        (16,613)
Waiver of shareholder services fee--Institutional Shares      (96,359)
Reimbursement of other operating expenses                    (206,615)
Total waivers and reimbursements                                          (507,387)
Net expenses                                                                             175,674
Net investment income                                                                  2,803,451
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                         289,258
Net change in unrealized appreciation of investments                                   4,721,298
Net realized and unrealized gain on investments                                        5,010,556
Change in net assets resulting from operations                                        $7,814,007


(See Notes which are an integral part of the Financial Statements)



STATEMENT OF CHANGES IN NET ASSETS
FEDERATED TOTAL RETURN BOND FUND


                                                                             YEAR  ENDED
                                                                             SEPTEMBER 30,
                                                                          1998          1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                  $  2,803,451  $    597,146
Net realized gain (loss) on investments ($289,634 net gain and
$72,573 net loss, respectively, as computed for federal tax purposes)       289,258        53,760
Net change in unrealized appreciation                                     4,721,298       266,236
Change in net assets resulting from operations                            7,814,007       917,142
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                     (2,331,285)     (573,166)
Institutional Service Shares                                               (473,640)      (24,041)
Change in net assets resulting from distributions to shareholders        (2,804,925)     (597,207)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                             70,082,146    27,197,758
Proceeds from shares issued in connection with the acquisition of
the Federated Bond Index Fund*                                           32,686,566            --
Net asset value of shares issued to shareholders in payment of
distributions declared                                                      758,566        15,827
Cost of shares redeemed                                                 (15,603,573)  (13,645,266)
Change in net assets resulting from share transactions                   87,923,705    13,568,319
Change in net assets                                                     92,932,787    13,888,254
NET ASSETS:
Beginning of period                                                      18,988,769     5,100,515
End of period (including accumulated distributions in excess of net
investment income of $(1,778) and $(61), respectively)                 $111,921,556  $ 18,988,769


* Includes $1,196,929 of unrealized appreciation at September 30, 1998, related to the acquisition of the Federated Bond Index Fund.


(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED TOTAL RETURN BOND FUND



SEPTEMBER 30, 1998



ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.



On September 25, 1998, the Fund acquired all the net assets of the Federated Bond Index Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 2,912,799 Institutional Shares and 102,566 Institutional Service Shares of the Fund (valued at $31,574,746 and $1,111,820, respectively) for the 4,334,809 Institutional Shares and 152,639 Institutional Service Shares of the Acquired Fund outstanding on September 25, 1998. The Acquired Fund's net assets of $31,754,919 and $1,112,347 consisted of $30,893,400 and $603,010 of
Paid in Capital for the Institutional Shares and Institutional Service Shares, respectively, and $1,196,929 of unrealized appreciation, and $173,927 of net realized loss on investments at the date were combined with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $65,031,029 and $12,154,342, and $31,754,919 and $1,112,347
for the Institutional Shares and Institutional Service Shares, respectively. Immediately after the acquisition, the combined aggregate net assets of the Fund were $97,184,464 and $13,261,642 for Institutional Shares and Institutional Service Shares, respectively.



SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income securities, asset-backed securities, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for paydowns. The following reclassifications have been made to the financial statements.



             INCREASE (DECREASE)
 DISTRIBUTIONS IN     ACCUMULATED
   EXCESS OF NET     NET REALIZED   PAID IN
 INVESTMENT INCOME       GAIN       CAPITAL
     $(243)              $376        $(133)



Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The cost incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

RESTRICTED SECURITIES



Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. Additional information on each restricted security held at September 30, 1998, is as follows:

SECURITY                                ACQUISITION DATE      ACQUISITION COST
125 Home Loan Owner Trust             8/10/1998 - 9/28/1998      $ 999,531
CICB Capital Funding LP                    12/16/1997              399,664
Equitable Life Assurance SOC               12/22/1997              320,136
Life Re Capital Trust I               9/22/1997 - 7/21/1998        380,751
Normandy Finance Ltd.                       9/28/1998            1,199,452
SMFC Trust Asset-Backed Certificates        2/12/1998              407,000
Tenet Healthcare Corp.                      5/21/1998              498,060



USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK



At September 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                   NUMBER OF PAR VALUE
CLASS NAME                       CAPITAL STOCK AUTHORIZED
Institutional Shares                    1,000,000,000
Institutional Service Shares            1,000,000,000

Transactions in capital stock were as follows:

                                                                               YEAR ENDED SEPTEMBER 30,
                                                                            1998                      1997
INSTITUTIONAL SHARES                                                 SHARES       AMOUNT       SHARES       AMOUNT
Shares sold                                                         5,715,004  $ 58,695,494   2,441,867  $ 24,817,916
Shares issued in connection with the acquisition of the Federated
Bond Index Fund                                                     2,912,799    31,574,746          --            --
Shares issued to shareholders in payment of distributions declared     35,962       382,408       1,355        13,891
Shares redeemed                                                    (1,248,242)  (13,117,236) (1,335,737)  (13,538,732)
Net change resulting from Institutional Share transactions          7,415,523  $ 77,535,412   1,107,485  $ 11,293,075

                                                                              YEAR  ENDED  SEPTEMBER 30,
                                                                            1998                      1997
INSTITUTIONAL SERVICE SHARES                                        SHARES       AMOUNT        SHARES      AMOUNT
Shares sold                                                        1,107,366  $11,386,652    231,935  $ 2,379,842
Shares issued in connection with the acquisition of the Federated
Bond Index Fund                                                      102,566    1,111,820         --           --
Shares issued to shareholders in payment of distributions declared    35,522      376,158        189        1,936
Shares redeemed                                                     (235,957)  (2,486,337)   (10,420)    (106,534)
Net change resulting from Institutional Service Share transactions 1,009,497  $10,388,293    221,704  $ 2,275,244
Net change resulting from share transactions                       8,425,020  $87,923,705  1,329,189  $13,568,319



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares annually, to compensate FSC.

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS


Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1998, were as follows:

PURCHASES  $121,724,782
SALES      $ 36,122,735

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors of Federated Total Return Series, Inc.
and Shareholders of Federated Total Return Bond Fund:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Total Return Bond Fund (one of the portfolios constituting the Federated Total Return Series, Inc.) as of September 30, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Total Return Bond Fund of the Federated Total Return Series, Inc. at September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
November 13, 1998


[Graphic]Federated Investors

FEDERATED TOTAL RETURN BOND FUND

(A Portfolio of Federated Total Return Series, Inc.)
Institutional Shares



PROSPECTUS
NOVEMBER 30, 1998



A Diversified Portfolio of Federated Total Return Series, Inc. an Open-End, Management Investment Company

FEDERATED TOTAL RETURN BOND FUND

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR


Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


INVESTMENT ADVISER


Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS


Ernst & Young LLP
200 Claredon Street
Boston, MA 02116


Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 31428Q101
G01721-01-IS (11/98)


[Graphic]






FEDERATED TOTAL RETURN BOND FUND

(A Portfolio of Federated Total Return Series, Inc.)
Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Federated Total Return Bond Fund (formerly, Federated Government Total Return Fund) (the "Fund") offered by this prospectus represent interests in a diversified investment portfolio of Federated Total Return Series, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to provide total return. The Fund pursues this investment objective by seeking value among most sectors of fixed income securities, focusing on investment grade debt securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Service Shares of the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated November 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed on the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated November 30, 1998



TABLE OF CONTENTS



Summary of Fund Expenses   1

Financial Highlights--Institutional Service Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Limitations   12

Hub and Spoke [Registered Trademark] Option   12

Net Asset Value   12

Investing in Institutional Service Shares   12

Share Purchases   12

Minimum Investment Required   13

What Shares Cost   13

Confirmations and Account Statements   13

Dividends and Distributions   13

Redeeming Institutional Service Shares   13

Telephone Redemption   13

Written Requests   14

Accounts with Low Balances   14

Fund Information   14

Management of the Fund   14

Distribution of Institutional Service Shares   15

Administration of the Fund   16

Shareholder Information   16

Voting Rights   16

Tax Information   17

Federal Income Tax   17

State and Local Taxes   17

Performance Information   17

Other Classes of Shares   17

Appendix   17

Financial Highlights--Institutional Shares   21

Financial Statements  22

Report of Ernst & Young LLP,
Independent Auditors   38



SUMMARY OF FUND EXPENSES


                              INSTITUTIONAL SERVICE SHARES
                            SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed On Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed On Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or Redemption Proceeds, as applicable)
None Redemption Fee (as a percentage of amount redeemed, if applicable) None
Exchange Fee None
                                 ANNUAL OPERATING EXPENSES
                          (As a percentage of average net assets)
Management Fee (after waiver)(1)                                                         0.00%
12b-1 Fee(2)                                                                             0.05%
Total Other Expenses (after expense reimbursement)(3)                                    0.58%
   Shareholder Services Fee                                                       0.25%
Total Operating Expenses(4)                                                              0.63%


(1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%. (2) The 12b-1 Fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%. (3) The adviser has voluntarily reimbursed certain other operating expenses of the Fund. The adviser can terminate this voluntary reimbursement at any time at its sole discretion. (4) The total operating expenses would have been 1.66% absent the voluntary waivers of the management fee and a portion of the 12b-1 fee and the voluntary reimbursement of certain other operating expenses.


The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Institutional Service Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC..


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                              $ 6
3 Years                                                             $20
5 Years                                                             $35
10 Years                                                            $79



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

FEDERATED TOTAL RETURN BOND FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Ernst & Young LLP Auditors on page 38.

                                                           YEAR  ENDED
                                                           SEPTEMBER 30,
                                                          1998     1997
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.32   $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.61     0.69
Net realized and unrealized gain (loss) on investments     0.58     0.32
Total from investment operations                           1.19     1.01
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.61)   (0.69)
NET ASSET VALUE, END OF PERIOD                           $10.90   $10.32
TOTAL RETURN(A)                                           11.87%   10.22%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   0.63%    0.31%
Net investment income                                      5.70%    6.71%
Expense waiver/reimbursement(b)                            1.03%    4.59%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                 $13,425   $2,289
Portfolio turnover                                           75%     101%


(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Corporation was incorporated under the laws of the State of Maryland on October 11, 1993. On March 21, 1995, the name of the Corporation was changed from "Insight Institutional Series, Inc." to "Federated Total Return Series, Inc." and the name of the Fund was changed from "Insight U.S. Government Fund" to "Federated Government Total Return Fund." On May 15 1996, the name of the Fund was changed from "Federated Government Total Return Fund" to "Federated Total Return Bond Fund." The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares. As of the date of this prospectus, the Board of Directors (the "Directors") has established two classes of shares for Federated Total Return Bond Fund: Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of Federated Total Return Bond Fund.

Institutional Service Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio investing primarily in investment grade debt securities. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are sold and redeemed at net asset value without a sales charge imposed by the Fund.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.


INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide total return. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES



The Fund pursues its investment objective by investing primarily in a diversified portfolio of investment grade debt securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in domestic investment grade debt securities. Investment grade debt securities are rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") (AAA, AA, A, or BBB by Standard & Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Rating Service Co. ("Duff & Phelps") or Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's")), or which are of comparable quality in the judgment of the adviser. Downgraded securities will be evaluated on a case-by-case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. The remainder of the Fund's assets may be invested in any of the securities discussed below. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.



ACCEPTABLE INVESTMENTS

The Fund invests in a professionally managed, diversified portfolio consisting primarily of investment grade debt securities. The Fund may also invest in convertible securities. The Fund may also invest in derivative instruments of such securities (including instruments with demand features or credit enhancement and stripped mortgage-backed securities), as well as money market instruments and cash.

The securities in which the Fund invests principally are:

* asset-backed securities;

* domestic (i.e., issued in the United States) and foreign issues of corporate debt obligations as well as domestic and foreign issues of obligations of foreign governments and/or their instrumentalities having floating or fixed rates of interest;

* obligations issued or guaranteed as to payment of principal and interest by the U.S. government, or its agencies or instrumentalities;

* mortgage-backed securities;

* municipal securities;

* commercial paper which matures in 270 days or less;

* time deposits (including savings deposits and certificates of deposit) and bankers' acceptances in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or which have at least $100 million in capital; and

* repurchase agreements collateralized by eligible investments.

CORPORATE AND FOREIGN GOVERNMENT/AGENCY DEBT OBLIGATIONS

The Fund invests in corporate and foreign government/agency debt obligations, including bonds, notes, medium term notes, and debentures, which may have floating or fixed rates of interest. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

FLOATING RATE DEBT OBLIGATIONS

The Fund expects to invest in floating rate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

FIXED RATE DEBT OBLIGATIONS

The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed-rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed-rate security with short-term characteristics would include a fixed-income security priced close to call or redemption price or a fixed-income security approaching maturity, where the expectation of call or redemption is high.

Fixed-rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed-rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed-rate security is likely to fall. Fixed-rate securities with short-term characteristics are not subject to the same price volatility as fixed-rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities, which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations (including mortgage-backed securities, bonds, notes and discount notes) issued or guaranteed by the following U.S. government agencies or instrumentalities: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which are permissible investments which may not always receive financial support from the U.S. government are:
Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Federal Home Loan Banks; Federal National Mortgage Association; Student Loan Marketing Association; and Federal Home Loan Mortgage Corporation.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently four basic types of mortgage-backed securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Fund invests include, but are not limited to, securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. ARMS may also be collateralized by whole loans or private pass-through securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities. CMOs may have fixed or floating rates of interest.

The Fund may invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (iii) other securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES

Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal are received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on many types of asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

FOREIGN SECURITIES

The Fund may invest in foreign securities. Foreign securities do not include American Depository Receipts, but do include foreign securities not publicly traded in the United States. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The Fund may invest more than 10% in foreign securities.

RISKS



The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of assets, political, or social instability, ability to obtain or enforce court judgments abroad and adverse diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.



Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issues; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

CURRENCY RISKS

Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

The Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund attempts to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or denominated in a currency or currencies that the adviser believes will reflect a high degree of correlation with the currency with regard to price movements. The Fund generally will not enter into forward foreign currency exchange contracts with a term longer than one year.

STRIPPED MORTGAGE-BACKED SECURITIES

The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are derivative multi-class securities which may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, such as savings associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing organizations. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of the other types of mortgage-related securities in which the Fund invests. Principal-only stripped mortgage-backed securities are used primarily to hedge against interest rate risk to the capital assets of the Fund in a changing interest rate environment. A principal-only investor is assured of receiving cash flows in the amount of principal purchased-the unknown is when the cash flows will be received. Interest-only investments over the life of the investment horizon may not receive cash flows in the amount of the original investment.

MUNICIPAL SECURITIES

Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which can or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security.), LYONS (Liquid Yield Option Notes which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock which are an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it. See "High Yield Debt Obligations."

BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution that has capital, surplus and undivided profits over $100 million or is insured by the BIF or the SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recordkeeping and the public availability of information.

CREDIT FACILITIES

Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will treat credit-enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

INTEREST RATE SWAPS

As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments, its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

FINANCIAL AND FOREIGN CURRENCY FUTURES AND
OPTIONS ON FUTURES

The Fund may purchase and sell financial and foreign currency futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future, while foreign currency futures contracts call for the delivery of either U.S. or foreign currency at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write (sell) or purchase put and call options on financial and foreign currency futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call or put option on a futures contract, it is undertaking the obligation of selling or purchasing, respectively, a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a call or put option on a futures contract, the Fund is entitled (but not obligated) to buy or sell, respectively, a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the instruments subject to the futures contracts may not correlate perfectly with the prices of the instruments in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio's holdings to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

HIGH-YIELD DEBT OBLIGATIONS



The Fund may invest up to but not including 35% of its total assets in debt securities that are not investment-grade but are rated BB or lower by an NRSRO (or, if unrated, determined by the adviser to be of comparable quality). Some of these securities may involve equity characteristics. The Fund may invest in equity securities, including unit offerings which combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. Securities which are rated BB or lower by a nationally recognized statistical rating organization are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. These securities are commonly referred to as "junk bonds." A description of the rating categories for the permissible investments are contained in the Appendix to this Prospectus.



The Fund may invest in the High-Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High- Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High-Yield Bond Portfolio currently is not charged an advisory fee and is sold without any sales charge. The High-Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High-Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High- Yield Bond Portfolio.

RISKS

Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, lower-rated bonds tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower- rated bonds may be more difficult to dispose of or to value than higher- rated, lower-yielding bonds.

The Fund's investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

DERIVATIVE CONTRACTS AND SECURITIES



The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity, or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." Some securities, such as stock rights, warrants and convertible securities, although not typically referred to as derivatives, contain options that may affect their value and performance. Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.



TOTAL RETURN

The "total return" sought by the Fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling Shares) or realized from the purchase and sale of securities, and successful use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed-income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed-income portfolio is expected to be less than that of an equity portfolio.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, interest rate swaps, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES



The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.



LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser to the Fund does not anticpate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge its assets to secure such borrowings; or

* with respect to 75% of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, and repurchase agreements collateralized by such securities) or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

HUB AND SPOKE [REGISTERED TRADEMARK] OPTION

If the Directors determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (who is an affiliate of Federated Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Directors. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SERVICE SHARES

SHARE PURCHASES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Total Return Bond Fund-Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Total Return Bond Fund-Institutional Service Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000 plus any non-affiliated bank or broker's fee. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CONFIRMATIONS AND ACCOUNT STATEMENTS



Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at net asset value, unless cash payments are requested by shareholders on the application or by writing to Federated Securities Corp.

Dividends are declared just prior to determining net asset value. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds.

Shares earn dividends through the business day that proper redemption instructions are received by State Street Bank.

REDEEMING INSTITUTIONAL SERVICE SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Federated Total Return Bond Fund-Institutional Service Shares; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

The Fund is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The Executive Committee of the Board of Directors handles the Directors' responsibilities between meetings of the Directors.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Directors. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which provides for voluntary waivers of expenses by the adviser, the adviser may voluntarily waive some or all of its fee. The adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Corporation and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than 60 days. Violations of the codes are subject to review by the Directors and could result in severe penalties.

PORTFOLIO MANAGER'S BACKGROUND



Joseph M. Balestrino has been a portfolio manager of the Fund since inception. Mr. Balestrino joined Federated Investors, Inc. or its predecessor in 1986 and has been a Vice President of the Fund's investment adviser and Federated Research Corp. since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser and Federated Research Corp. from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

John T. Gentry has been a portfolio manager of the Fund since November 1997. Mr. Gentry joined Federated Investors, Inc. or its predecessor in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Donald T. Ellenberger has been a portfolio manager of the Fund since November 1997. Mr. Ellenberger joined Federated Investors, Inc. or its predecessor in 1996 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's adviser and Federated Research Corp. since March 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Mark E. Durbiano has been the Fund's portfolio manager for the high-yield corporate bonds asset category of the Fund since inception. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors, Inc. or its predecessor in 1982 and has been a Senior Vice President of the Fund's adviser and Federated Research Corp. since
January 1996. Mr. Durbiano was a Vice President of the Fund's adviser and Federated Research Corp. from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.



DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES



Federated Securities Corp. is the principal distributor for Institutional Service Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of 0.25% of the average daily net asset value of Institutional Service Shares of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.



In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of Shares to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. ("Federated Funds") as specified below:


MAXIMUM          AVERAGE AGGREGATE
  FEE             DAILY NET ASSETS
0.150%        on the first $250 million
0.125%        on the next $250 million
0.100%        on the next $250 million
0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION

VOTING RIGHTS



Each Share of the Fund is entitled to one vote at all meetings of shareholders. All shares of all portfolios in the Corporation have equal voting rights except that in matters affecting only a particular portfolio or class of shares, only shares of that portfolio or class of shares are entitled to vote.



As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by a majority vote of the shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the request of shareholders owning at least 10% of the Corporation's outstanding shares of all series entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES



Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.



PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Service Shares and Institutional Shares.

From time to time, advertisements for the Fund's Institutional Service Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Service Shares performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares which are sold at net asset value to accounts for financial institutions and are subject to a minimum initial investment of $100,000 over a 90-day period.

Institutional Shares are distributed with no 12b-1 Plan.

Institutional Shares and Institutional Service Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Institutional Service Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400.

APPENDIX



STANDARD AND POOR'S LONG-TERM DEBT RATINGS



AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B-Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC-The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C-The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC.,
CORPORATE BOND RATINGS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



FITCH IBCA, INC., LONG-TERM DEBT RATINGS



AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

DUFF & PHELPS CREDIT RATING CO.

AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC-Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD-Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP-Preferred stock with dividend arrearages.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime- 1 repayment capacity will normally be evidenced by the following characteristics:

* Leading market positions in well established industries.

* High rates of return on funds employed.

* Conservative capitalization structure with moderate reliance on debt and ample asset protection.

* Broad margins in earning coverage of fixed financial charges and high internal cash generation.

* Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



STANDARD AND POOR'S COMMERCIAL PAPER RATINGS



A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS



FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

FEDERATED TOTAL RETURN BOND FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Ernst & Young LLP Auditors on page 38.

                                                    YEAR  ENDED
                                                    SEPTEMBER 30,
                                                   1998     1997
NET ASSET VALUE, BEGINNING OF PERIOD              $10.32   $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                               0.64     0.72
Net realized and unrealized gain on investments     0.58     0.32
Total from investment operations                    1.22     1.04
LESS DISTRIBUTIONS
Distributions from net investment income           (0.64)   (0.72)
NET ASSET VALUE, END OF PERIOD                    $10.90   $10.32
TOTAL RETURN(A)                                    12.21%   10.52%
RATIOS TO AVERAGE NET ASSETS
Expenses                                            0.32%    0.01%
Net investment income                               6.03%    7.15%
Expense waiver/reimbursement(b)                     1.09%    4.39%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)          $98,496  $16,700
Portfolio turnover                                    75%     101%


(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
FEDERATED TOTAL RETURN BOND FUND



SEPTEMBER 30, 1998

PRINCIPAL
 AMOUNT                                                                               VALUE
CORPORATE BONDS--30.2%
BANKING--1.9%
 $  400,000   ABN-AMRO Bank NV, Chicago, Sub., 7.55%, 6/28/2006                    $    440,484
    400,000   (a)CIBC Capital Funding LP, Bank Guarantee, 6.40%, 12/17/2004             418,608
    260,000   FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005                      276,036
    550,000   GreenPoint Bank, Sr. Note, 6.70%, 7/15/2002                               574,998
    100,000   National Bank of Canada, Montreal, Sub. Note, 8.125%, 8/15/2004           115,478
    300,000   Summit Bancorp, Bond, 8.40%, 3/15/2027                                    334,023
              Total                                                                   2,159,627
BEVERAGE & TOBACCO--1.1%
    275,000   Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005                          303,344
    260,000   Philip Morris Cos., Inc., Deb., 6.00%, 11/15/1999                         260,289
    105,000   Philip Morris Cos., Inc., Deb., 8.625%, 3/1/1999                          106,416
    500,000   Philip Morris Cos., Inc., Note, 6.375%, 2/1/2006                          521,355
              Total                                                                   1,191,404
CABLE TELEVISION--0.7%
    400,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                        489,868
    300,000   TKR Cable, Inc., 10.50%, 10/30/2007                                       332,340
              Total                                                                     822,208
CHEMICALS & PLASTICS--0.5%
    500,000   Du Pont (E.I.) de Nemours & Co., Note, 6.50%, 9/1/2002                    529,195
CONSUMER PRODUCTS--0.5%
    500,000   Hershey Foods Corp., 6.95%, 8/15/2012                                     572,575
ECOLOGICAL SERVICES & EQUIPMENT--1.5%
    750,000   USA Waste Services, Inc., Note, 6.125%, 7/15/2001                         769,163
    300,000   USA Waste Services, Inc., Sr. Note, 7.00%, 10/1/2004                      323,277
    500,000   WMX Technologies, Inc., Deb., 8.75%, 5/1/2018                             589,285
              Total                                                                   1,681,725
ELECTRONICS--0.5%
    250,000   Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003          274,115
    300,000   Harris Corp., Deb., 10.375%, 12/1/2018                                    318,081
              Total                                                                     592,196

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
CORPORATE BONDS--CONTINUED
FINANCE - AUTOMOTIVE--0.9%
$   485,000   Chrysler Financial Corp., Deb., 13.25%, 10/15/1999                  $     526,070
    500,000   Ford Motor Credit Corp., Unsub., 6.875%, 6/5/2001                         520,725
              Total                                                                   1,046,795
FINANCIAL INTERMEDIARIES--2.4%
    500,000   Amvescap PLC, Sr. Note, 6.60%, 5/15/2005                                  520,765
    400,000   Bankers Trust New York Corp., Sub. Note, 8.25%, 5/1/2005                  424,252
    400,000   FINOVA Capital Corp., Note, 7.40%, 6/1/2007                               438,748
    400,000   Green Tree Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002               452,268
    275,000   Lehman Brothers Holdings, Inc., Note, 6.90%, 1/29/2001                    271,568
    250,000   Lehman Brothers Holdings, Inc., Note, 8.50%, 8/1/2015                     240,583
    300,000   Salomon, Inc., Sr. Note, 7.75%, 5/15/2000                                 310,923
              Total                                                                   2,659,107
FINANCIAL SERVICES--0.3%
     50,000   Associates Corp. of North America, Sr. Note, 6.25%, 3/15/1999              50,265
    250,000   Associates Corp. of North America, Sr. Note, 9.125%, 4/1/2000             263,953
              Total                                                                     314,218
FOREST PRODUCTS--1.0%
    300,000   Container Corp. of America, Sr. Note, 11.25%, 5/1/2004                    309,000
    750,000   Quno Corp., Sr. Note, 9.125%, 5/15/2005                                   827,880
              Total                                                                   1,136,880
HEALTHCARE--0.5%
    500,000(a)Tenet Healthcare Corp., Sr. Sub., 8.125%, 12/1/2008                       508,750
INDUSTRIAL PRODUCTS & EQUIPMENT--2.4%
    500,000   Dana Corp., Note, 7.00%, 3/15/2028                                        526,075
  1,435,000   Figgie International Holdings, Inc., Sr. Note, 9.875%, 10/1/1999        1,485,311
    575,000   Southdown, Inc., Sr. Sub. Note, 10.00%, 3/1/2006                          648,313
              Total                                                                   2,659,699
INSURANCE--3.0%
    250,000   Conseco, Inc., Note, 6.40%, 2/10/2003                                     252,630
    250,000   Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                               305,538
    600,000   Delphi Financial Group, Inc., 9.31%, 3/25/2027                            688,860
    400,000   Delphi Financial Group, Inc., Note, 8.00%, 10/1/2003                      437,432

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
CORPORATE BONDS--CONTINUED
INSURANCE--CONTINUED
$   300,000   (a)Equitable Life Assurance SOC, Note, 7.70%, 12/1/2015             $     339,471
    400,000   Hartford Life, Inc., Note, 7.10%, 6/15/2007                               436,488
    360,000   (a)Life Re Capital Trust I, 8.72%, 6/15/2027                              411,628
    250,000   SunAmerica, Inc., Sr. Note, 6.20%, 10/31/1999                             252,430
    250,000   SunAmerica, Inc., Sr. Note, 9.00%, 1/15/1999                              252,735
              Total                                                                   3,377,212
LEISURE & ENTERTAINMENT--0.1%
    150,000   Paramount Communications, Inc., Sr. Deb., 8.25%, 8/1/2022                 161,133
MACHINERY & EQUIPMENT--0.7%
    500,000   Caterpillar, Inc., Deb., 9.75%, 6/1/2019                                  538,330
    250,000   Continental Airlines, Inc., Pass Thru Cert., Series 1997-4 B,
              6.90%, 1/2/2017                                                           280,135
              Total                                                                     818,465
METALS & MINING--2.0%
    450,000   Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                 497,867
    150,000   Inco Ltd., Note, 9.60%, 6/15/2022                                         175,359
  1,200,000   (a)Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005           1,266,636
    225,000   Santa Fe Pacific Gold, Note, 8.375%, 7/1/2005                             257,283
              Total                                                                   2,197,145
OIL & GAS--1.8%
    250,000   Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006                              261,645
    625,000   Occidental Petroleum Corp., Note, 8.50%, 9/15/2004                        640,588
    265,000   Occidental Petroleum Corp., Sr. Note, 10.125%, 11/15/2001                 295,949
    250,000   Phillips Petroleum Co., Deb., 9.18%, 9/15/2021                            282,853
    515,000   Sun Co., Inc., Note, 8.125%, 11/1/1999                                    528,359
              Total                                                                   2,009,394
PHARMACEUTICAL--0.8%
    480,000   American Home Products Corp., Note, 7.70%, 2/15/2000                      496,118
    400,000   Lilly (Eli) & Co., Unsecd. Note, 6.57%, 1/1/2016                          428,804
              Total                                                                     924,922

>
FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
CORPORATE BONDS--CONTINUED
PRINTING & PUBLISHING--0.8%
$   300,000   News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016   $     333,726
    500,000   Valassis Communication, Inc., Sr. Sub. Note, 9.375%, 3/15/1999            510,825
              Total                                                                     844,551
REAL ESTATE--0.7%
    750,000   Sun Communities, Inc., Medium Term Note, 6.77%, 5/16/2005                 787,853
RETAILERS--1.8%
    100,000   Eckerd Corp., Sr. Sub. Note, 9.25%, 2/15/2004,                            106,015
    639,007   K Mart Corp., Pass Thru Cert., 8.54%, 1/2/2015,                           643,384
    250,000   Penney (J.C.) Co., Inc., Deb., 7.65%, 8/15/2016                           273,348
    400,000   Shopko Stores, Inc., 9.25%, 3/15/2022                                     498,692
    400,000   Wal-Mart Stores, Inc., Unsecd. Note, 7.50%, 5/15/2004                     448,960
              Total                                                                   1,970,399
SERVICES--0.5%
    500,000   Stewart Enterprises, Inc., Note, 6.40%, 5/1/2003                          513,820
SOVEREIGN GOVERNMENT--0.4%
    400,000   Quebec, Province of, Deb., Series NN, 7.125%, 2/9/2024                    433,676
SURFACE TRANSPORTATION--0.4%
    400,000   Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004              445,624
TELECOMMUNICATIONS & CELLULAR--1.6%
  1,150,000   BellSouth Telecommunications, Inc., Deb., 7.00%, 12/1/2095              1,296,292
    500,000   MCI Communications Corp., Sr. Note, 7.125%, 1/20/2000                     512,540
              Total                                                                   1,808,832
UTILITIES--1.4%
    250,000   California Energy Co., Inc., Sr. Note, 10.25%, 1/15/2004                  265,938
    600,000   Cincinnati Gas and Electric Co., Note, 6.35%, 6/15/2003                   620,976
    500,000   Pacific Gas & Electric Co., 1st Ref. Mtg., 7.875%, 3/1/2002               542,505
    170,000   Puget Sound Energy, Inc., Medium Term Note, 7.02%, 12/1/2027              180,634
              Total                                                                   1,610,053
              TOTAL CORPORATE BONDS (IDENTIFIED COST $32,480,248)                    33,777,458

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
ASSET-BACKED SECURITIES--1.8%
STRUCTURED PRODUCT (ABS)--1.4%
$ 1,000,000   (a)125 Home Loan Owner Trust 1998-1, Class B-1, 9.26%, 2/15/2029    $   1,008,750
    750,000   Citibank Credit Card Master Trust 1997-6, Class A, 6.323%, 8/15/
              2006                                                                      557,153
              Total                                                                   1,565,903
WHOLE LOAN--0.4%
    444,961   (a)SMFC Trust Asset-Backed Certificates, Series 1997-A, Class 4,
              7.719%, 1/20/2035                                                         402,689
              TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,909,757)              1,968,592
GOVERNMENT AGENCIES--7.8%
  1,000,000   Federal Home Loan Bank System, 5.785%, 3/17/2003                        1,040,340
  2,700,000   Federal Home Loan Bank System, Sr. Note, 5.80%, 9/2/2008                2,873,286
    475,000   Federal Home Loan Mortgage Corp., 7.10%, 4/10/2007                        542,783
    175,000   Federal Home Loan Mortgage Corp., 7.90%, 9/19/2001                        190,726
    390,000   Federal National Mortgage Association, 7.50%, 2/11/2002                   423,209
    500,000   Federal National Mortgage Association, Deb., 6.75%, 7/30/2007             531,565
    350,000   Federal National Mortgage Association, Medium Term Note, 6.71%,
              7/24/2001                                                                 369,051
    663,000   Tennessee Valley Authority, Series 93-1, 8.625%, 11/15/2029               657,862
    256,000   Tennessee Valley Authority, Note, 8.625%, 11/15/2029                      254,016
  1,000,000   Tennessee Valley Authority, Series C, 6.00%, 3/15/2013                  1,112,570
    675,000   Private Export Funding Corp., 7.30%, 1/31/2002                            734,171
              TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $8,245,327)                  8,729,579
(B)MORTGAGE BACKED SECURITIES--29.7%
    489,835   Federal National Mortgage Association, Pool 429525, 6.50%, 5/1/2013       500,092
    546,696   Federal National Mortgage Association, Pool 429733, 7.00%, 6/1/2028       561,047
    312,379   Federal Home Loan Mortgage Corp., Pool C00571, 8.00%, 12/1/2027           324,093
    587,284   Federal Home Loan Mortgage Corp., Pool C00585, 6.50%, 2/1/2028            597,925
  1,058,951   Federal Home Loan Mortgage Corp., Pool C10115, 7.00%, 5/1/2028          1,086,421
  1,279,915   Federal Home Loan Mortgage Corp., Pool C12393, 6.50%, 7/1/2028          1,303,107
    577,763   Federal Home Loan Mortgage Corp., Pool D28594, 7.50%, 12/1/2022           596,182
    249,642   Federal Home Loan Mortgage Corp., Pool D53861, 7.00%, 6/1/2024            256,272
    226,115   Federal Home Loan Mortgage Corp., Pool D80642, 8.00%, 6/1/2027            234,594
    343,087   Federal Home Loan Mortgage Corp., Pool E00466, 7.00%, 1/1/2012            351,665
    439,180   Federal Home Loan Mortgage Corp., Pool E00484, 6.50%, 5/1/2012            448,649
    358,749   Federal Home Loan Mortgage Corp., Pool E63150, 6.50%, 2/1/2011            366,710

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
(B)MORTGAGE BACKED SECURITIES--CONTINUED
$   203,811   Federal Home Loan Mortgage Corp., Pool E66587, 6.50%, 3/1/2012      $     208,205
    407,251   Federal Home Loan Mortgage Corp., Pool E66943, 6.50%, 5/1/2012            416,031
    281,915   Federal Home Loan Mortgage Corp., Pool E67990, 6.00%, 10/1/2012           285,526
    552,357   Federal Home Loan Mortgage Corp., Pool E68191, 6.50%, 11/1/2012           564,266
    260,800   Federal National Mortgage Association, Pool 190120, 8.50%, 8/1/2023       274,166
    217,828   Federal National Mortgage Association, Pool 250630, 7.50%, 6/1/2011       224,296
  2,579,291   Federal National Mortgage Association, Pool 267905, 7.00%, 2/1/2024     2,649,422
    333,746   Federal National Mortgage Association, Pool 274665, 7.00%, 5/1/2024       342,820
    170,390   Federal National Mortgage Association, Pool 303437, 9.00%, 6/1/2025       179,762
    304,091   Federal National Mortgage Association, Pool 313606, 6.50%, 7/1/2012       310,459
    437,467   Federal National Mortgage Association, Pool 313687, 7.00%, 9/1/2027       448,950
    495,001   Federal National Mortgage Association, Pool 315362, 7.00%, 7/1/2025       508,460
    384,932   Federal National Mortgage Association, Pool 339827, 8.00%, 3/1/2026       399,605
    226,935   Federal National Mortgage Association, Pool 390694, 7.00%, 5/1/2004       231,120
    589,482   Federal National Mortgage Association, Pool 391034, 6.50%, 5/1/2027       599,798
    385,039   Federal National Mortgage Association, Pool 395999, 6.00%, 3/1/2013       389,128
    268,435   Federal National Mortgage Association, Pool 402193, 7.50%, 11/1/2027      276,907
    240,177   Federal National Mortgage Association, Pool 405132, 7.00%, 11/1/2012      246,407
    810,461   Federal National Mortgage Association, Pool 406030, 7.00%, 12/1/2027      831,735
      3,684   Federal National Mortgage Association, Pool 409455, 7.50%, 1/1/2028         3,800
  1,948,763   Federal National Mortgage Association, Pool 421617, 6.50%, 4/1/2028     1,982,262
  1,441,900   Federal National Mortgage Association, Pool 424280, 6.00%, 5/1/2013     1,457,213
  1,007,471   Federal National Mortgage Association, Pool 437138, 6.50%, 8/1/2028     1,024,789
    990,000   Federal National Mortgage Association, Pool 440482, 6.00%, 9/1/2028       988,139
    495,001   Federal National Mortgage Association, Pool 443995, 6.50%, 9/1/2028       503,510
    670,990   Federal National Mortgage Association, Pool 50765, 7.00%, 7/1/2023        689,235
  1,000,000   Federal National Mortgage Association, Pool TBA, 6.00%, 10/1/2099         998,440
     83,684   Government National Mortgage Association, Pool 269262, 9.50%,
              1/15/2019                                                                  91,241
    106,905   Government National Mortgage Association, Pool 295039, 9.50%,
              10/15/2020                                                                116,494
    266,149   Government National Mortgage Association, Pool 376200, 9.00%,
              6/15/2025                                                                 283,531
    339,815   Government National Mortgage Association, Pool 385724, 7.50%,
              6/15/2024                                                                 351,919
    288,186   Government National Mortgage Association, Pool 399080, 8.00%,
              1/15/2027                                                                 299,714
    569,668   Government National Mortgage Association, Pool 423658, 8.00%,
              11/15/2026                                                                592,455

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
(B)MORTGAGE BACKED SECURITIES--CONTINUED
$   342,522   Government National Mortgage Association, Pool 423836, 8.00%,
              8/15/2026                                                           $     356,223
    493,174   Government National Mortgage Association, Pool 425832, 7.00%,
              1/15/2028                                                                 507,816
  1,792,873   Government National Mortgage Association, Pool 436207, 8.00%,
              2/15/2028                                                               1,864,588
    416,348   Government National Mortgage Association, Pool 436604, 7.50%,
              6/15/2026                                                                 431,049
    374,792   Government National Mortgage Association, Pool 439003, 8.00%,
              9/15/2026                                                                 389,784
    355,565   Government National Mortgage Association, Pool 440988, 8.00%,
              10/15/2026                                                                369,788
    280,076   Government National Mortgage Association, Pool 443491, 6.50%,
              5/15/2027                                                                 285,941
    291,499   Government National Mortgage Association, Pool 445741, 8.50%,
              5/15/2027                                                                 308,170
    324,384   Government National Mortgage Association, Pool 448512, 7.00%,
              4/15/2027                                                                 334,014
    787,155   Government National Mortgage Association, Pool 452179, 7.50%,
              6/15/2027                                                                 814,950
     97,231   Government National Mortgage Association, Pool 458663, 7.50%,
              10/15/2027                                                                100,665
    469,376   Government National Mortgage Association, Pool 468686, 7.50%,
              2/15/2028                                                                 485,949
    603,657   Government National Mortgage Association, Pool 459621, 8.00%,
              11/15/2027                                                                627,803
    985,472   Government National Mortgage Association, Pool 474143, 7.00%,
              4/15/2028                                                               1,014,731
              TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $32,589,876)         33,288,033
MUNICIPAL SECURITIES--0.6%
    525,000   Harvard University, Revenue Bonds, 8.125%, 4/15/2007
              (IDENTIFIED COST $590,913)                                                635,339
U.S. TREASURY--27.0%
U.S. TREASURY BONDS--16.2%
  4,600,000   6.00%, 2/15/2026                                                        5,144,456
  3,140,000   6.38%, 8/15/2027                                                        3,706,519
  6,000,000   7.25%, 5/15/2004                                                        6,850,800
  1,400,000   11.63%, 11/15/2004                                                      1,933,834
    300,000   11.75%, 11/15/2014                                                        478,605
              Total                                                                  18,114,214
U.S. TREASURY NOTES--10.8%
  1,000,000   5.50%, 2/15/2008                                                        1,083,160
    500,000   5.625%, 5/15/2008                                                         547,030
  3,750,000   5.75%, 4/30/2003                                                        3,966,150

FEDERATED TOTAL RETURN BOND FUND

PRINCIPAL
 AMOUNT                                                                               VALUE
U.S. TREASURY -CONTINUED
U.S. TREASURY NOTES--CONTINUED
$   800,000   6.125%, 8/15/2007                                                   $     897,080
  4,625,000   6.25%, 2/15/2003                                                        4,973,124
    575,000   6.50%, 5/15/2005                                                          644,638
              Total                                                                  12,111,182
              TOTAL U.S. TREASURY (IDENTIFIED COST $27,820,742)                      30,225,396
(C)REPURCHASE AGREEMENTS--1.5%
  1,750,000   Credit Suisse First Boston, Inc., 5.50%, dated 9/30/1998,
              due 10/1/1998 (AT AMORTIZED COST)                                       1,750,000
              TOTAL INVESTMENTS (IDENTIFIED COST $105,386,863)(D)                  $110,374,397

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1998, these securities amounted to $4,356,532 which represents 3.9% of net assets. (b) Because of monthly principal payments, the average lives of the Mortgage Backed Securities are less than the indicated periods. (c) The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds. (d) The cost of investments for federal tax purposes amounts to $105,386,863. The net unrealized appreciation of investments on a federal tax basis amounts to $4,987,534 which is comprised of $5,059,783 appreciation and $72,249 depreciation at September 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($111,921,556) at September 30, 1998.

The following acronyms are used throughout this portfolio:

LP --Limited Partnership
PLC--Public Limited Company
TBA--To Be Announced



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
FEDERATED TOTAL RETURN BOND FUND



SEPTEMBER 30, 1998

ASSETS:
Total investments in securities, at value (identified and tax cost
$105,386,863)                                                                 $110,374,397
Income receivable                                                                1,464,863
Receivable for investments sold                                                  1,001,082
Receivable for shares sold                                                         386,878
Deferred organizational costs                                                        7,601
Total assets                                                                   113,234,821
LIABILITIES:
Payable for investments purchased                                   $996,385
Payable for shares redeemed                                            9,540
Income distribution payable                                          254,617
Accrued expenses                                                      52,723
Total liabilities                                                                1,313,265
NET ASSETS for 10,264,260 shares outstanding                                  $111,921,556
NET ASSETS CONSIST OF:
Paid in capital                                                               $106,718,739
Net unrealized appreciation of investments*                                      4,987,534
Accumulated net realized gain on investments                                       217,061
Accumulated distributions in excess of net investment income                        (1,778)
Total net assets                                                              $111,921,556
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$98,496,271 / 9,033,029 shares outstanding                                          $10.90
INSTITUTIONAL SERVICE SHARES:
$13,425,285 / 1,231,231 shares outstanding                                          $10.90


* Includes $1,196,929 of unrealized appreciation at September 25, 1998, related to the acquisition of the Federated Bond Index Fund.



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED TOTAL RETURN BOND FUND



YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
Dividends                                                                         $   22,477
Interest (net of dollar roll expense of $3,068)                                    2,956,648
Total income                                                                       2,979,125
EXPENSES:
Investment advisory fee                                                $ 187,800
Administrative personnel and services fee                                155,001
Custodian fees                                                             5,402
Transfer and dividend disbursing agent fees and expenses                  44,248
Directors'/Trustees' fees                                                 10,325
Auditing fees                                                             10,347
Legal fees                                                                 3,375
Portfolio accounting fees                                                 58,966
Distribution services fee--Institutional Service Shares                   20,766
Shareholder services fee--Institutional Shares                            96,359
Shareholder services fee--Institutional Service Shares                    20,766
Share registration costs                                                  44,270
Printing and postage                                                      14,281
Insurance premiums                                                         2,818
Taxes                                                                      2,699
Miscellaneous                                                              5,638
Total expenses                                                           683,061
Waivers--
Waiver of investment advisory fee                           $(187,800)
Waiver of distribution services fee--Institutional Service
Shares                                                        (16,613)
Waiver of shareholder services fee--Institutional Shares      (96,359)
Reimbursement of other operating expenses                    (206,615)
Total waivers and reimbursements                                        (507,387)
Net expenses                                                                         175,674
Net investment income                                                              2,803,451
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                     289,258
Net change in unrealized appreciation of investments                               4,721,298
Net realized and unrealized gain on investments                                    5,010,556
Change in net assets resulting from operations                                    $7,814,007



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FEDERATED TOTAL RETURN BOND FUND


                                                                            YEAR  ENDED
                                                                           SEPTEMBER 30,
                                                                         1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                $  2,803,451  $    597,146
Net realized gain (loss) on investments ($289,634 net gain and
$72,573 net loss, respectively, as computed for federal tax
purposes)                                                                 289,258        53,760
Net change in unrealized appreciation                                   4,721,298       266,236
Change in net assets resulting from operations                          7,814,007       917,142
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                   (2,331,285)     (573,166)
Institutional Service Shares                                             (473,640)      (24,041)
Change in net assets resulting from distributions to shareholders      (2,804,925)     (597,207)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                           70,082,146    27,197,758
Proceeds from shares issued in connection with the acquisition of
the Federated Bond Index Fund*                                         32,686,566            --
Net asset value of shares issued to shareholders in payment of
distributions declared                                                    758,566        15,827
Cost of shares redeemed                                               (15,603,573)  (13,645,266)
Change in net assets resulting from share transactions                 87,923,705    13,568,319
Change in net assets                                                   92,932,787    13,888,254
NET ASSETS:
Beginning of period                                                    18,988,769     5,100,515
End of period (including accumulated distributions in excess of
net investment income  of $(1,778) and $(61), respectively)          $111,921,556  $ 18,988,769


* Includes $1,196,929 of unrealized appreciation at September 30, 1998, related to the acquisition of the Federated Bond Index Fund.


(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED TOTAL RETURN BOND FUND



SEPTEMBER 30, 1998



ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.



On September 25, 1998, the Fund acquired all the net assets of the Federated Bond Index Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 2,912,799 Institutional Shares and 102,566 Institutional Service Shares of the Fund (valued at $31,574,746 and $1,111,820, respectively) for the 4,334, 809 Institutional Shares and 152,639 Institutional Service Shares of the Acquired Fund outstanding on September 25, 1998. The Acquired Fund's net assets of $31,754,919 and $1,112,347 consisted of $30,893,400 and $603,010 of
Paid in Capital for the Institutional Shares and Institutional Service Shares, respectively, and $1,196,929 of unrealized appreciation, and $173,927 of net realized loss on investments at the date were combined with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $65,031,029 and $12,154,342 and $ 31,754,919 and $1,112,347
for the Institutional Shares and Institutional Service Shares, respectively. Immediately after the acquisition, the combined aggregate net assets of the Fund were $97,184,464 and $13,261,642 for Institutional Shares and Institutional Service Shares, respectively.



SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income securities, asset-backed securities, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for paydowns. The following reclassifications have been made to the financial statements.



INCREASE (DECREASE)
 DISTRIBUTIONS IN    ACCUMULATED
  EXCESS OF NET     NET REALIZED   PAID IN
INVESTMENT INCOME       GAIN       CAPITAL
      $(243)            $376       $(133)



Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The cost incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

RESTRICTED SECURITIES



Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. Additional information on each restricted security held at September 30, 1998, is as follows:

SECURITY                             ACQUISITION DATE       ACQUISITION COST
125 Home Loan Owner Trust            8/10/1998 - 9/28/1998      $ 999,531
CICB Capital Funding LP                    12/16/1997             399,664
Equitable Life Assurance SOC               12/22/1997             320,136
Life Re Capital Trust I              9/22/1997 - 7/21/1998        380,751
Normandy Finance Ltd.                       9/28/1998           1,199,452
SMFC Trust Asset-Backed Certificates        2/12/1998             407,000
Tenet Healthcare Corp.                      5/21/1998             498,060



USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK



At September 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                    NUMBER OF PAR VALUE
CLASS NAME                       CAPITAL STOCK AUTHORIZED
Institutional Shares                    1,000,000,000
Institutional Service Shares            1,000,000,000

Transactions in capital stock were as follows:

                                                                               YEAR ENDED SEPTEMBER 30,
                                                                            1998                      1997
INSTITUTIONAL SHARES                                                 SHARES       AMOUNT       SHARES       AMOUNT
Shares sold                                                         5,715,004  $ 58,695,494   2,441,867  $ 24,817,916
Shares issued in connection with the acquisition of the Federated
Bond Index Fund                                                     2,912,799    31,574,746          --            --
Shares issued to shareholders in payment of distributions declared     35,962       382,408       1,355        13,891
Shares redeemed                                                    (1,248,242)  (13,117,236) (1,335,737)  (13,538,732)
Net change resulting from Institutional Share transactions          7,415,523  $ 77,535,412   1,107,485  $ 11,293,075

                                                                               YEAR ENDED SEPTEMBER 30,
                                                                            1998                      1997
INSTITUTIONAL SERVICE  SHARES                                        SHARES       AMOUNT       SHARES       AMOUNT
Shares sold                                                         1,107,366  $ 11,386,652     231,935  $  2,379,842
Shares issued in connection with the acquisition of the Federated
Bond Index Fund                                                       102,566     1,111,820          --            --
Shares issued to shareholders in payment of distributions declared     35,522       376,158         189         1,936
Shares redeemed                                                     (235, 957)  (2,486 ,337)    (10,420)     (106,534)
Net change resulting from Institutional Service Sharetransactions   1,009,497  $ 10,388,293     221,704  $  2,275,244
Net change resulting from share transactions                        8,425,020  $ 87,923,705   1,329,189  $ 13,568,319



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares annually, to compensate FSC.

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS



Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1998, were as follows:

PURCHASES  $121,724,782
SALES     $ 36,122,735

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Directors of Federated Total Return Series, Inc.
and Shareholders of Federated Total Return Bond Fund:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Total Return Bond Fund (one of the portfolios constituting the Federated Total Return Series, Inc.) as of September 30, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Total Return Bond Fund of the Federated Total Return Series, Inc. at September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
November 13, 1998



[Graphic]Federated Investors

FEDERATED TOTAL RETURN BOND FUND

(A Portfolio of Federated Total Return Series, Inc.)
Institutional Service Shares



PROSPECTUS
NOVEMBER 30, 1998



A Diversified Portfolio of Federated Total Return Series, Inc. an Open-End, Management Investment Company

FEDERATED TOTAL RETURN BOND FUND

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR


Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


INVESTMENT ADVISER


Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS


Ernst & Young LLP
200 Claredon Street
Boston, MA 02116


Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 31428Q507
G01721-03-SS (11/98)

[Graphic]






FEDERATED TOTAL RETURN BOND FUND

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES
(A PORTFOLIO OF FEDERATED TOTAL RETURN SERIES, INC.)

STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information should be read with the prospectus(es) of Federated Total Return Bond Fund (formerly, Federated Government Total Return
Fund) (the "Fund"), a portfolio of Federated Total Return Series, Inc. (the "Corporation") dated November 30, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.



FEDERATED TOTAL RETURN BOND FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000



Statement dated November 30, 1998



[Graphic]
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com



Cusip 31428Q101
Cusip 31428Q507
G01722-02 (11/98)


[Graphic]


TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE FUND  1

INVESTMENT OBJECTIVE AND POLICIES  1

Types of Investments  1

Adjustable Rate Mortgage Securities ("ARMS")  1

Collateralized Mortgage Obligations ("CMOs")  1

Real Estate Mortgage Investment
  Conduits ("REMICs")  2

Interest-Only and Principal-Only Investments  2

Privately Issued Mortgage-Related Securities  2

Resets of Interest  2

Caps and Floors  3

Convertible Securities  3

Foreign Bank Instruments  3

EURO  3

Futures and Options Transactions  4

Medium Term Notes and Deposit Notes  5

Weighted Average Portfolio Maturity  5

Weighted Average Portfolio Duration  5

When-Issued and Delayed Delivery Transactions  6

Lending of Portfolio Securities  6

Restricted and Illiquid Securities  6

Repurchase Agreements  6

Reverse Repurchase Agreements  7

Investing in Securities of Other
  Investment Companies  7

Portfolio Turnover  7

INVESTMENT LIMITATIONS  7

Selling Short or Buying on Margin  7

Issuing Senior Securities and Borrowing Money  7

Pledging Assets  7

Diversification of Investments  8

Investing in Real Estate  8

Investing in Commodities  8

Underwriting  8

Lending Cash or Securities  8

Concentration of Investments  8

Investing in Illiquid Securities  8

FEDERATED TOTAL RETURN SERIES, INC. MANAGEMENT  9

Fund Ownership  12

Director Compensation  13

Director Liability  13

INVESTMENT ADVISORY SERVICES  13

Adviser to the Fund  13

Advisory Fees  14

OTHER SERVICES  14

Fund Administration  14

Custodian and Portfolio Accountant  14

Transfer Agent  14

Independent Auditors  14

BROKERAGE TRANSACTIONS  14

PURCHASING SHARES  14

Distribution Plan (Institutional Service Shares only)
 and Shareholder Services  15

DETERMINING NET ASSET VALUE  15

Determining Market Value of Securities  15

Valuing Municipal Bonds  15

Use of Amortized Cost  15

REDEEMING SHARES  16

Redemption in Kind  16

Exchanging Securities for Fund Shares  16

TAX STATUS  16

The Fund's Tax Status  16

Shareholders' Tax Status  16

TOTAL RETURN  17

YIELD  17

PERFORMANCE COMPARISONS   17

Economic and Market Information  18

ABOUT FEDERATED INVESTORS, INC.  18

Mutual Fund Market  19


GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Federated Total Return Series, Inc. (the "Corporation"). The Corporation was incorporated under the laws of the State of Maryland on October 11, 1993. On March 21, 1995, the name of the Corporation was changed from "Insight Institutional Series, Inc." to "Federated Total Return Series, Inc." and the name of the Fund was changed from "Insight U.S. Government Fund" to "Federated Government Total Return Fund." On May 15, 1996, the name of the Fund was changed from "Federated Government Total Return Fund" to "Federated Total Return Bond Fund." The Articles of Incorporation permit the Corporation to offer separate portfolios and classes of shares.

Shares of the Fund are offered in two classes, known as Institutional Shares and Institutional Service Shares (individually and collectively referred to as "Shares," as the context may require). This Statement of Additional Information relates to the above-mentioned Shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide total return. The investment objective cannot be changed without approval of shareholders. The investment policies stated below may be changed by the Board of Directors ("Directors") without shareholder approval. Shareholders will be notified before any material change in the investment policies becomes effective.

TYPES OF INVESTMENTS

The Fund invests primarily in a diversified portfolio of debt securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in domestic investment grade debt securities.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

The ARMS in which the Fund invests include, but are not limited to, securities issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of fixed income securities. ARMS may also be collateralized by whole loans or private pass-through securities.

Like other fixed income securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs; most of the CMOs in which the Fund invests use the same basic structure:

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments;

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; and

(3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longermaturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income, and the capital portion is reinvested.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

INTEREST-ONLY AND PRINCIPAL-ONLY INVESTMENTS

Some of the securities purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Fund's inability to fully recoup its investments in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated by an NRSRO. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association as well as those issued by non-government related entities. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related and non-government related pools highly liquid.

RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed-rate debt security of the same stated maturity. Hence, ARMS which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

FOREIGN BANK INSTRUMENTS

Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recordkeeping and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.



EURO

On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. The countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody, and accounting will be impacted.

The process to establish the Euro may result in market volatility. The possible impact of the Euro on the business or financial condition of European issuers or on the Fund cannot be determined with certainty at this time. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to:

* address all Euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and

* obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers.

At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



FUTURES AND OPTIONS TRANSACTIONS

The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.

FINANCIAL FUTURES CONTRACTS

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed-income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed-income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed-income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

The Fund may purchase listed put options on financial futures contracts.

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed-income portfolio which is occurring as interest rates rise.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES

The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

MEDIUM TERM NOTES AND DEPOSIT NOTES

Medium term notes ("MTNs") and Deposit Notes are similar to corporate debt obligations as described in the prospectus. MTNs and Deposit Notes trade like commercial paper, but may have maturities from nine months to ten years.

WEIGHTED AVERAGE PORTFOLIO MATURITY

The Fund will determine its dollar-weighted average portfolio maturity by assigning a "weight" to each portfolio security based upon the pro rata market value of such portfolio security in comparison to the market value of the entire portfolio. The remaining maturity to each portfolio security is then multiplied by its weight, and the results are added together to determine the weighted average maturity of the portfolio. For purposes of calculating its dollar-weighted average portfolio maturity, the Fund will treat (a) asset-backed securities as having a maturity equal to their estimated weighted-average maturity and (b) variable and floating rate instruments as having a remaining maturity commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate. The average maturity of asset-backed securities will be calculated based upon assumptions established by the investment adviser as to the probable amount of the principal prepayments weighted by the period until such prepayments are expected to be received.

Fixed-rate securities hedged with interest rate swaps or caps will be treated as floating or variable rate securities based upon the interest rate index of the swap or cap; floating and variable rate securities hedged with interest rate swaps or floors will be treated as having a maturity equal to the term of the swap or floor. In the event that the Fund holds an interest rate swap, cap or floor that is not hedging another portfolio security, the swap, cap or floor will be treated as having a maturity equal to its term and a weight equal to its notional principal amount of such term.

WEIGHTED AVERAGE PORTFOLIO DURATION


Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity date, and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities.



Duration is calculated by dividing the sum of the time-weighted values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows. Certain debt securities, such as asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as the probable amount and sequence of principal prepayments.

The duration of interest rate agreements, such as interest rates swaps, caps and floors, is calculated in the same manner as other securities. However, certain interest rate agreements have negative durations, which the Fund may use to reduce its weighted average portfolio duration.

Mathematically, duration is measured as follows:

Duration = PVCF1(1) + PVCF2(2) + PVCF3(3) +  + PVCFn(n)
           PVTCF      PVTCF      PVTCF         PVTCF

where

PVCTFt  = the present value of the cash flow in period t discounted at the prevailing yield-to-maturity
t       = the period when the cash flow is received
n       = remaining number of periods until maturity
PVTCF = total present value of the cash flow from the bond where the present value is determined using the prevailing yield-to-maturity.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Directors to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Directors. The Directors consider the following criteria in determining the liquidity of certain restricted securities:

* the frequency of trades and quotes for the security;

* the number of dealers willing to purchase or sell the security and the number of other potential buyers;

* dealer undertakings to make a market in the security; and

* the nature of the security and the nature of the marketplace trades.

REPURCHASE AGREEMENTS

The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


In conjunction with the Fund's ability to invest in the securities of other investment companies, the Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.



PORTFOLIO TURNOVER


The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal year ended September 30, 1997, the Fund's portfolio turnover rate was 101% and for the fiscal year ended September 30, 1998, the Fund's portfolio turnover rate was 75%.



INVESTMENT LIMITATIONS

The following limitations are fundamental [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission) in an open-end investment company with substantially the same investment objectives]:

SELLING SHORT OR BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS



The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities).



The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission) in an open-end investment company with substantially the same investment objectives]. Shareholders will be notified before any material changes in these limitations become effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, interest rate swaps, non-negotiable fixed-time deposits with maturities over seven days, and certain restricted securities not determined by the Directors to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money, pledge securities or engage in reverse repurchase agreements during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED TOTAL RETURN SERIES, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Federated Total Return Series, Inc., and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chief Executive Officer and Director or Trustee of the Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director of the Company.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Formerly, Senior Partner, Ernst & Young LLP; Director, Med 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/Ipc Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Director

Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in Private Real Estate Ventures in Southwest Florida; Formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Director

Director or Trustee of the Funds; Formerly, Partner, Andersen Worldwide SC.

William J. Copeland
One Pnc Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; Formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Director

President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

James E. Dowd, Esq.

571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

Director or Trustee of the Funds; Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Formerly, President, Boston Stock Exchange, Inc.; Regional Administrator, United States Securities and Exchange Commission.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center
 - Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Formerly, Member, National Board of Trustees, Leukemia Society of America.

Edward L. Flaherty, Jr., Esq.@

Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Director or Trustee of the Funds; Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'n Park Restaurants, Inc.; Formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Director or Trustee of the Funds; Formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean And Professor of Law, Villanova University School of Law.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, Rand Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

Director or Trustee of the Funds; Public Relations/Marketing/Conference Planning; Formerly, National Spokesperson, Aluminum Company of America; Business Owner.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

President and/or Trustee of some of the Funds; Staff Member, Federated Securities Corp.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds; President, Executive Vice President, and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.



* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.



As used in the table above, "The Funds" and "Funds" mean the following investment companies: Automated Government Money Trust Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short- Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. -1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for overnment Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds, and Trust for Financial Institutions.



FUND OWNERSHIP

Officers and Directors as a group own less than 1% of the Fund's outstanding shares.



As of November 6, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund: FROJACK CO, Grand Forks, ND owned approximately 620,401 shares (6.67%); Grand Old Co., Zanesville, OH owned approximately 1,171,704 shares (12.59%); and Onedun, Dundee, IL owned approximately 1,227,355 shares (13.19%).

As of November 6, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Fund: Anbee & Company, Aurora, IL owned approximately 107,174 shares (8.74%); Main Street Trust Company As Trustee For Eye Physicians & Surgeons PSP and Henry S. Campbell Voluntary Cont, Martinsville, VA owned approximately 109,078 shares (8.89%); Main Street Trust Company As Trustee For Eye Physicians & Surgeons Inc. MPP, Martinsville, VA owned approximately 209,102 shares (17.04%); Main Street Trust Company As Trustee For West Window Corp PSP, Martinsville, VA owned approximately 114,803 shares (9.36%); and Main Street Trust Company As Trustee For Edward K. Fine MD PSP, Martinsville, VA owned approximately 68,948 shares (5.62%).


DIRECTOR COMPENSATION

                                   AGGREGATE
NAME,                            COMPENSATION
POSITION WITH                        FROM
CORPORATION                      CORPORATION*          TOTAL COMPENSATION PAID
                                                         FROM FUND COMPLEX+
John F. Donahue                          $0    $0 for the Corporation and
Chairman and Director                          56 other investment companies in the Fund Complex
Thomas G. Bigley                    $337.10    $111,222 for the Corporation and
 Director                                      56 other investment companies in the Fund Complex
John T. Conroy, Jr.                 $370.85    $122,362 for the Corporation and
Director                                       56 other investment companies in the Fund Complex
Nicholas P. Constantakis            $209.83    $0 for the Corporation and
Director                                       36 other investment companies in the Fund Complex
William J. Copeland                 $370.85    $122,362 for the Corporation and
Director                                       56 other investment companies in the Fund Complex
J. Christopher Donahue                   $0    $0 for the Corporation and
Executive Vice President                       18 other investment companies in the Fund Complex
and Director
James E. Dowd, Esq.                 $370.85    $122,362 for the Corporation and
Director                                       56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.             $337.10    $111,222 for the Corporation and
Director                                       56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr., Esq        $370.85    $122,362 for the Corporation and
Director                                       56 other investment companies in the Fund Complex
Peter E. Madden                     $337.10    $111,222 for the Corporation and
Director                                       56 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D.   $337.10    $111,222 for the Corporation and
Director                                       56 other investment companies in the Fund Complex
Wesley W. Posvar                    $337.10    $111,222 for the Corporation and
Director                                       56 other investment companies in the Fund Complex
Marjorie P. Smuts                   $337.10    $111,222 for the Corporation and
Director                                       56 other investment companies in the Fund Complex


* Information is furnished for the fiscal year ended September 30, 1998 and the Corporation was comprised of four portfolios.



+ The information is provided for the last calendar year.

DIRECTOR LIABILITY

The Corporation's Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND



The Fund's investment adviser is Federated Management (the "Adviser"). It is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.



The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

ADVISORY FEES



For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended September 30, 1997 and September 30, 1998, the adviser earned $33,489, and $187,800, respectively, of which $33,489 and $187,800, respectively were voluntarily waived.



OTHER SERVICES

FUND ADMINISTRATION



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended September 30, 1997 and September 30, 1998, the administrator earned fees of $154,935 and $155,001, respectively.



CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, Pennsylvania, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based upon the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS



The independent auditors for the Fund are Ernst & Young LLP, Boston, Massachusetts.


BROKERAGE TRANSACTIONS



When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or by affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended September 30, 1997 and September 30, 1998, the Fund paid no brokerage commissions on brokerage transactions.



Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

PURCHASING SHARES

Except under certain circumstances described in the prospectus, Shares are sold at their net asset value on days the New York Stock Exchange is open for business. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in the Fund."

DISTRIBUTION PLAN (INSTITUTIONAL SERVICE SHARES ONLY) AND SHAREHOLDER
SERVICES



As explained in the respective prospectuses, with respect to Institutional Shares of the Fund, the Fund has adopted a Shareholder Services Agreement, and, with respect to Institutional Service Shares, the Fund has adopted a Distribution Plan.



These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations and addresses.

By adopting the Plan, the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.



For the fiscal years ended September 30, 1997, and September 30, 1998, the Fund paid $897, and $20,766, respectively of which $717 and $16,613, were voluntarily waived for Institutional Service Shares under the Distribution Plan. For the fiscal year ended September 30, 1997, the Fund paid no shareholder services fees for Institutional Shares. For the fiscal year ended September 30, 1998, the Fund paid $96,359, in shareholder service fees of which $96,359, were voluntarily waived for Institutional Shares. In addition, for the fiscal years ended September 30, 1997, and September 30, 1998, the Fund paid $897, and $20,766, respectively, in shareholder service fees for Institutional Service Shares.



DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's securities, other than options, are determined as follows:

* as provided by an independent pricing service;

* for short-term obligations, according to the mean bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost unless the Directors determine this is not fair value; or

* at fair value as determined in good faith by the Directors.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider: yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Directors determine in good faith that another method of valuing option positions is necessary.

VALUING MUNICIPAL BONDS

The Directors use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities and does not rely exclusively on quoted prices.

USE OF AMORTIZED COST

The Directors have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Directors.

REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

The Corporation has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which a Fund is obligated to redeem shares for any one shareholder solely in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Directors determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Directors deem fair and equitable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.


EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange certain securities or a combination of securities and cash for Shares. The securities and cash must have a market value of at least $25,000. Any securities to be exchanges must meet the investment objectives and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund reserves the right to determine the acceptability of securities to be exchanged. Securities accepted by the Fund are valued in the same manner as the Fund values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp. Shares purchased by exchange of U.S. government securities cannot be redeemed by telephone for fifteen business days to allow time for the transfer to settle.

An investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. The Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.

The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividend, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities. Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Shares, a gain or loss may be realized by the investor.



TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

* derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

* invest in securities within certain statutory limits; and

* distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.

CAPITAL GAINS

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

TOTAL RETURN



The Fund's average annual total return for the one-year period ended September 30, 1998 and for the period from October 1, 1996 (date of initial public investment) to September 30, 1998, was 12.21% and 11.46% for Institutional Shares and 11.87% and 11.14% for Institutional Service Shares, respectively.


The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD


For the thirty-day period ended September 30, 1998 the yields for Institutional Shares and Institutional Service Shares were 5.86% and 5.50%, respectively.



The yield of the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

* portfolio quality;

* average portfolio maturity;

* type of instruments in which the portfolio is invested;

* changes in interest rates and market value of portfolio securities;

* changes in the Fund expenses; and

* various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance.

When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* RUSSELL ACTIVE SECTOR ROTATION ACCOUNTS UNIVERSE includes portfolios that change interest rate exposure relative to the Lehman Brothers Aggregate Bond Index or other broad market indexes, with changes in portfolio interest rate sensitivity limited to approximately plus or minus 20% index duration. Durations have typically been 3.5 to 6 years. Primary emphasis is on selecting undervalued sectors or issues. Includes separate accounts, pooled funds, or mutual funds managed by investment advisors, banks or insurance companies.

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "Intermediate Investment Grade Debt" category in advertising and sales literature.

* LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues, which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

* LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/ Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

* LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.



Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.



ECONOMIC AND MARKET INFORMATION



Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.



The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.



In the corporate bond sector, as of December 31, 1997, Federated Investors, Inc. managed 11 money market funds and 16 bond funds with assets approximating $17.1 billion and $5.6 billion, respectively. Federated's corporate bond decision making-based on intensive, diligent credit analysis- is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield-J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.



MUTUAL FUND MARKET



Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:



INSTITUTIONAL CLIENTS


Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.



BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES



Federated funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.



 *Source: Investment Company Institute.







Federated Total Return Bond Fund

Institutional Shares and Institutional Service Shares

Annual Report for Fiscal Year Ended September 30, 1998

MANAGEMENT DISCUSSION AND ANALYSIS

Federated Total Return Bond Fund represents a high-quality, fixed-income portfolio combining various fixed-income asset classes. Investments are concentrated in U.S. Treasury, government agency, and high quality corporate debt securities. The fund may also allocate some of its assets in the high-yield corporate and international bond sectors.

The twelve-month fiscal year ended September 30, 1998, was very positive for most fixed-income investors, particularly those in the highest quality debt sectors. Interest rate levels declined significantly over the reporting period for all points along the U.S. Treasury maturity spectrum. The largest rate decrease occurred in the five-year treasury maturity, which fell approximately 175 basis points in yield. There were two predominant reasons for the interest rate decline: 1) a slower growth economic environment, and 2) dramatic economic/financial marketplace volatility in non-U.S. markets.

Throughout much of calendar year 1998, corporate earnings have been considerably below initial Wall Street analyst expectations. The corresponding concern over the future growth potential of the U.S. economy, in combination with sustained low inflation, caused U.S. Treasury yields to fall. Additionally, the global financial marketplace became far more unstable over the reporting period. Problems emanating out of Asia in the second half of 1997, quickly spread to Russia and Latin America during the first three quarters of 1998. The result was a worldwide "flight to quality" into U.S. Treasury securities. As the reporting period was coming to a close, the Federal Reserve Board reversed monetary policy and decreased the federal funds rate, creating a further rally in high-quality bonds.

In terms of relative performance within the various fixed-income sectors, the general rule over the past year was that higher quality bonds outperformed lower quality bonds and domestic bonds outperformed international bonds. The star performers were U.S. Treasuries, perceived to be the highest quality investment worldwide. All other investment grade sectors (corporate, mortgages, asset-backs) produced very positive rates of return, but fell short of U.S. Treasuries. As one moved into below investment grade and international emerging market debt securities, the returns were modestly positive or negative over the reporting period.

Federated Total Return Bond Fund, as a generally high-quality product, fully participated in this positive environment. For much of the past year, the fund was underweight in the mortgage sector and overweight in the corporate sector, which had the effect of somewhat canceling out the underperformance of both sectors relative to U.S. Treasuries. The fund did, however, participate in the upside of the treasury market along with maintaining a duration target that was slightly longer than its major performance benchmark -the Lehman Brothers Aggregate Bond Index.** Thus, the moderately higher interest rate sensitivity gave the fund performance above its benchmark.

For the entire reporting period, the fund generated a positive 12.21%* total return for Institutional Shares and 11.87%* for Institutional Service Shares, compared to 11.50% for the Lehman Brothers Aggregate Bond Index** and 10.02% for the Lipper Intermediate Investment Grade Debt category. Over the near term, no significant composition or duration target changes are anticipated.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**This index is unmanaged.

Federated Total Return Bond Fund

(Institutional Shares)

GROWTH OF $100,000 INVESTED IN FEDERATED TOTAL RETURN BOND FUND

The graph below illustrates the hypothetical investment of $100,000* in Federated Total Return Bond Fund (Institutional Shares) (the "Fund") from October 1, 1996 (start of performance) to September 30, 1998 compared to the Lehman Brothers Aggregate Bond Index (LBABI)+.

[Graphic] (see attached Appendix)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 1998 and, together with financial statements contained therein, constitutes the Fund's annual report.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect reinvestment of dividends on securities in the index.

+The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

Federated Total Return Bond Fund

(Institutional Service Shares)

GROWTH OF $25,000 INVESTED IN FEDERATED TOTAL RETURN BOND FUND

The graph below illustrates the hypothetical investment of $25,000* in Federated Total Return Bond Fund (Institutional Service Shares) (the "Fund") from October 1, 1996 (start of performance) to September 30, 1998 compared to the Lehman Brothers Aggregate Bond Index (LBABI)+.

[Graphic] (see attached Appendix)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated November 30, 1998 and, together with financial statements contained therein, constitutes the Fund's annual report.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect reinvestment of dividends on securities in the index.

+The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

[Graphic]

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 31428Q101
Cusip 31428Q507
G01721-04 (11/98)

[Graphic]








                                    APPENDIX




A-1. The graphic presentation here displayed consists of a line graph titled "Growth of $100,000 Invested in Federated Mortage Fund (Institutional Shares)". The corresponding components of the line graph are listed underneath. The Federated Mortgage Fund (Institutional Shares) (the "Fund") is represented by a solid line. The Lehman Brothers Mortgage Backed Securities Index (the "LBMBSI") is represented by a dotted line. The Lipper U.S. Mortgage Index (the "LUSMI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $100,000 investment in the Fund, the LBMBSI, and the LUSMI. The "x" axis reflects computation periods from the start of performance (May 31, 1997) to September 30, 1998. The "y" axis reflects the cost of the investment, ranging from $99,000 to $115,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBMBSI, and the LUSMI. The ending values are $113,792, $113,106, and $112,687, respectively.


A-2. The graphic presentation here displayed consists of a line graph titled "Growth of $25,000 Invested in Federated Mortage Fund (Institutional Service Shares)". The corresponding components of the line graph are listed underneath. The Federated Mortgage Fund (Institutional Service Shares) (the "Fund") is represented by a solid line. The Lehman Brothers Mortgage Backed Securities Index (the "LBMBSI") is represented by a dotted line. The Lipper U.S. Mortgage Index (the "LUSMI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $25,000 investment in the Fund, the LBMBSI, and the LUSMI. The "x" axis reflects computation periods from the start of performance (May 31, 1997) to September 30, 1998. The "y" axis reflects the cost of the investment, ranging from $24,500 to $28,500. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBMBSI, and the LUSMI. The ending values are $28,351, $28,277, and $28,172, respectively.







                                    APPENDIX




A-1. The graphic presentation here displayed consists of a line graph titled "Growth of $100,000 Invested in Federated Limited Duration Fund (Institutional Shares)". The corresponding components of the line graph are listed underneath. The Federated Limited Duration Fund (Institutional Shares) (the "Fund") is represented by a solid line. The Merrill Lynch 1-3 Year Treasury Index (the "ML13TRI") is represented by a dotted line. The Merrill Lynch 1-3 Year Corporate Index (the "ML13CI") is represented by a broken line. The Lipper Short Investment Grade Debt Funds Average (the "LSIGDA") is represented by a broken/dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $100,000 investment in the Fund, the ML13TRI, the ML13CI and the LSIGDA. The "x" axis reflects computation periods from the start of performance (October 31, 1996) to September 30, 1998. The "y" axis reflects the cost of the investment, ranging from $99,000 to $117,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the ML13TRI, the ML13CI and the LSIGDA. The ending values are $116,769, $115,409, $116,090and $113,657, respectively.

A-2. The graphic presentation here displayed consists of a line graph titled "Growth of $25,000 Invested in Federated Limited Duration Fund (Institutional Service Shares)". The corresponding components of the line graph are listed underneath. The Federated Limited Duration Fund (Institutional Service Shares) (the "Fund") is represented by a solid line. The Merrill Lynch 1-3 Year Treasury Index (the "ML13TRI") is represented by a dotted line. The Merrill Lynch 1-3 Year Corporate Index (the "ML13CI") is represented by a broken line. The Lipper Short Investment Grade Debt Funds Average (the "LSIGDA") is represented by a broken/dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $25,000 investment in the Fund, the ML13TRI, the ML13CI and the LSIGDA. The "x" axis reflects computation periods from the start of performance (October 1, 1996) to September 30, 1998. The "y" axis reflects the cost of the investment, ranging from $24,500 to $29,500. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the ML13TRI, the ML13CI and the LSIGDA. The ending values are $29,060, $28,852, $29,022 and $28,414, respectively.









                                    APPENDIX




A-1. The graphic presentation here displayed consists of a line graph titled "Growth of $100,000 Invested in Federated Total Return Bond Fund (Institutional Shares)". The corresponding components of the line graph are listed underneath. The Federated Total Return Bond Fund (Institutional Shares) (the "Fund") is represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $100,000 investment in the Fund, and the LBABI. The "x" axis reflects computation periods from the start of performance (October 1, 1996) to September 30, 1998. The "y" axis reflects the cost of the investment, ranging from $96,000 to $126,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBABI. The ending values are $125,069, and $122,360, respectively.

A-2. The graphic presentation here displayed consists of a line graph titled "Growth of $25,000 Invested in Federated Total Return Bond Fund (Institutional Service Shares)". The corresponding components of the line graph are listed underneath. The Federated Total Return Bond Fund (Institutional Service Shares) (the "Fund") is represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $25,000 investment in the Fund, and the LBABI. The "x" axis reflects computation periods from the start of performance (October 1, 1996) to September 30, 1998. The "y" axis reflects the cost of the investment, ranging from $24,000 to $32,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBABI. The ending values are $31,083, and $30,590, respectively.